Agreement and Plan of Merger

                                      among

                                  TechSys, Inc.

                                Newco TKSS, Inc.

                                       and

                            Fuel Cell Companies, Inc.







                                  April 5, 2001







================================================================================



                                      TABLE OF CONTENTS

Section                                                                                               Page
  No.                                                                                                  No.
  ---                                                                                                  ---

                                            ARTICLE I

                                           THE MERGER
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1.1      The Merger....................................................................................2
1.2      Certificate of Incorporation, Bylaws and Board of Directors...................................2
1.3      Effects of the Merger.........................................................................2
1.4      Manner of Conversion of Stock.................................................................2
1.5      Exchange of Certificates; Payment of Merger Consideration.....................................3
1.6      Tax Treatment.................................................................................4
1.7      Hart Scott Rodino.............................................................................4
1.8      Effective Time................................................................................5
1.9      Closing.......................................................................................5
1.10     Title; Risk of Loss...........................................................................5


                                           ARTICLE II

                                           DEFINITIONS

2.1      Definitions...................................................................................5
2.2      Other Definitional Provisions.................................................................10

                                           ARTICLE III

                           REPRESENTATIONS AND WARRANTIES OF PURCHASER

3.1      Organization and Power........................................................................10
3.2      Capitalization................................................................................11
3.3      Validity of Shares of TechSys Common Stock....................................................11
3.4      Authorization; Binding Effect; No Breach......................................................12
3.5      TechSys Reports; Financial Statements.........................................................12
3.6      Governmental Filings..........................................................................13
3.7      Assets of TechSys.............................................................................13
3.8      Absence of Certain Changes....................................................................13
3.9      Litigation....................................................................................13
3.10     Brokerage.....................................................................................14
3.11     Insurance.....................................................................................14
3.12     Tax Matters...................................................................................14
3.13     Contracts and Commitments.....................................................................16
3.14     Proprietary Rights............................................................................17
3.15     Employees.....................................................................................19
3.16     ERISA.........................................................................................19
3.17     Real Estate...................................................................................20
3.18     Compliance with Laws..........................................................................21
3.19     Product Warranty..............................................................................23
3.20     Powers of Attorney............................................................................23
3.21     Bank Accounts.................................................................................23
3.22     Cash, Cash Equivalents and Collectibles.......................................................23
3.23     Disclosure....................................................................................23

                                           ARTICLE IV

                          REPRESENTATIONS AND WARRANTIES OF THE COMPANY

4.1      Organization and Power; The Company Shares....................................................23
4.2      Capitalization................................................................................24
4.3      Authorization; Binding Effect; No Breach......................................................25
4.4      Subsidiaries; Investments.....................................................................26
4.5      Financial Statements and Related Matters......................................................26
4.6      Absence of Undisclosed Liabilities............................................................27
4.7      Assets of the Company.........................................................................27
4.8      Absence of Certain Developments...............................................................28
4.9      Governmental Filings..........................................................................29
4.10     Tax Matters...................................................................................29
4.11     Contracts and Commitments.....................................................................31
4.12     Proprietary Rights............................................................................33
4.13     Litigation....................................................................................34
4.14     Brokerage.....................................................................................35
4.15     Insurance.....................................................................................35
4.16     Employees.....................................................................................35
4.17     ERISA.........................................................................................35
4.18     Real Estate...................................................................................36
4.19     Compliance with Laws..........................................................................38
4.20     Product Warranty..............................................................................39
4.21     Powers of Attorney............................................................................39
4.22     Bank Accounts.................................................................................39
4.23     Disclosure....................................................................................39

                                            ARTICLE V

                                            COVENANTS

5.1      Proxy Statement/Prospectus; Registration Statement............................................40
5.2      Access to Properties and Records; Confidentiality.............................................41
5.3      Board Representation..........................................................................42
5.4      Post-Merger Officers of TechSys...............................................................43
5.5      Modification of Certain Warrants..............................................................43
5.6      Grant of Certain Warrants.....................................................................43
5.7      Exclusivity...................................................................................43
5.8      Representations and Warranties of Certain Stockholders of the Company.........................44
5.9      Employment Agreements.........................................................................44
5.10     Business Office...............................................................................44
5.11     TechSys Options...............................................................................44
5.12     Company Stockholder Representation Letter.....................................................44
5.13     Division or Combination of TechSys Common Stock...............................................44
5.14     Cancellation of Company Derivative Securities.................................................44
5.15     Offer by the Company..........................................................................44
5.16     Increase in Authorized Shares of TechSys......................................................45
5.17     Conduct of Business of the Company............................................................45
5.18     Negative Covenants............................................................................45
5.19     No Solicitation...............................................................................47
5.20     Further Assurances............................................................................48
5.21     Disbursements by TechSys......................................................................48
5.22     Disbursements by the Company..................................................................49
5.23     Termination of Certain Relationships by the Company Prior to Closing..........................49
5.24     Feldhammer Capital Warrants...................................................................49
5.25     Limitation on Outstanding Shares of Capital Stock of the Company..............................49
5.26     Ownership of Subsidiaries of the Company......................................................49
5.27     Grant of Additional TechSys Options...........................................................49

                                           ARTICLE VI

                                           CONDITIONS

6.1      Conditions to Each Party's Obligations to Effect the Merger...................................50
6.2      Conditions to Obligations of the Company to Effect the Merger.................................50
6.3      Conditions to Obligations of TechSys to Effect the Merger.....................................52


                                           ARTICLE VII


                        [THIS ARTICLE HAS BEEN INTENTIONALLY LEFT BLANK]


                                          ARTICLE VIII

                                           TERMINATION

8.1      Events of Termination.........................................................................55
8.2      Effect of Termination.........................................................................56
8.3      Remedies of Termination After Expiration of Due Diligence Review Period.......................56



                                           ARTICLE IX

                                          MISCELLANEOUS

9.1      Rights and Remedies...........................................................................56
9.2      Waivers, Amendments to be in Writing..........................................................57
9.3      Successors and Assigns........................................................................57
9.4      Governing Law.................................................................................57
9.5      Jurisdiction..................................................................................57
9.6      Notices.......................................................................................57
9.7      Severability of Provisions....................................................................58
9.8      Schedules.....................................................................................58
9.9      Counterparts..................................................................................59
9.10     No Third-Party Beneficiaries..................................................................59
9.11     Headings......................................................................................59
9.12     Merger and Integration........................................................................59
9.13     Transaction Expenses..........................................................................59
9.14     Further Assurances............................................................................59
9.15     Announcements.................................................................................59
9.16     SEC...........................................................................................59


                                 LIST OF EXHIBITS AND SCHEDULES

                                            EXHIBITS

Exhibit                                                                                      Exhibit No.

Form of Warrant Certificate........................................................................ A
Form of Company Stockholders Representation Letter................................................. B
Form of Employment Agreement....................................................................... C
Form of Employment Agreement....................................................................... D
Form of Company Affiliate Letter................................................................... E
Form of Stockholders Agreement......................................................................F

                                            SCHEDULES

Schedule 1.2(a)(iii)       - Board of Directors of Surviving Company
Schedule 1.2(a)(iv)        - Officers of the Surviving Company
Schedule 1.4(c)(iv)        - Surviving Derivative Securities
Schedule 3.1(c)            - Directors, Officers, Certificate Of Incorporation and Bylaws of TechSys
Schedule 3.6               - Governmental Filings
Schedule 3.7               - Rights To Use Assets Used In The Business of TechSys
Schedule 3.9               - Litigation Involving The Purchasers
Schedule 3.11              - Insurance Policies of TechSys
Schedule 3.12              - Tax Matters of TechSys
Schedule 3.13(a)           - Contracts and Commitments of TechSys
Schedule 3.13(e)           - Affiliated Transactions
Schedule 3.14(a)           - Proprietary Rights of TechSys
Schedule 3.14(c)           - Required Consents to Assignment of Proprietary Rights
Schedule 3.15              - Employees of TechSys
Schedule 3.16              - ERISA - TechSys
Schedule 3.17(a)           - Ownership of Real Property of TechSys
Schedule 3.17(b)           - Leased Real Property of TechSys
Schedule 3.18(b)           - Compliance With Laws For TechSys
Schedule 3.19              - Product Warranty By TechSys
Schedule 3.20              - Powers of Attorney On Behalf of TechSys
Schedule 3.21              - TechSys Bank Accounts
Schedule 3.22              - Cash, Cash Equivalent and Collectibles
Schedule 4.1(a)            - Jurisdictions of the Company
Schedule 4.1(b)            - Directors, Officers, Certificate of Incorporation and Bylaws of the Company
Schedule 4.2(a)            - Capitalization
Schedule 4.2(b)            - Capitalization of Subsidiaries of the Company
Schedule 4.3               - Authorizations of the Company
Schedule 4.4               - Subsidiaries and Investments of the Company
Schedule 4.5               - Financial Statements
Schedule 4.6               - Additional Liabilities
Schedule 4.7               - Rights to Use Assets Used in the Business of the Company
Schedule 4.8               - Changes Since the Latest Company Balance Sheet
Schedule 4.9               - Governmental Filings
Schedule 4.10              - Matters of the Company
Schedule 4.11(a)           - Contracts and Commitments of the Company
Schedule 4.11(e)           - Affiliated Transactions
Schedule 4.12(a)           - Proprietary Rights of the Company
Schedule 4.12(c)           - Required Consents to Assignment of Proprietary Rights
Schedule 4.13              - Litigation
Schedule 4.14              - Brokerage
Schedule 4.15              - Insurance Policies of the Company
Schedule 4.16              - Employees of the Company
Schedule 4.17              - ERISA - the Company
Schedule 4.18(a)           - Ownership of Real Property of the Company
Schedule 4.18(b)           - Leased Real Property of the Company
Schedule 4.19(b)           - Compliance With Laws for the Company
Schedule 4.20              - Product Warranty by the Company
Schedule 4.21              - Powers of Attorney on Behalf of the Company
Schedule 4.22              - The Company Bank Accounts
Schedule 5.4(b)            - Eligible Key Employees of the Company
Schedule 5.6               - Grant of Certain Warrants
Schedule 5.8               - Certain Stockholders of the Company
Schedule 5.11              - Allocation of TechSys Options to Certain Key Employees of TechSys
Schedule 5.12              - Certain Stockholders of the Company
Schedule 5.15              - Offer by the Company
Schedule 5.27              - Additional TechSys Options
Schedule 6.2(m)            - Resignations of Certain Directors and Officers of TechSys
Schedule 6.3(q)            - Resignations of Certain Directors and Officers of the Company

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



                          AGREEMENT AND PLAN OF MERGER


                  AGREEMENT  AND PLAN OF  MERGER  made as of April 5,  2001 (the
"Agreement"), by and among TechSys, Inc., a New Jersey corporation having its principal office at 44 Aspen Drive, Livingston, New Jersey 07039 ("TechSys"),
Newco TKSS, Inc., a New Jersey corporation wholly-owned by TechSys having its principal office at 44 Aspen Drive, Livingston, New Jersey 07039 ("Newco," and together with TechSys, the "Purchasers") and Fuel Cell Companies, Inc., a Nevada corporation having its principal office at 276 Belmont Place, Mahwah, New Jersey
07430 (the "Company," and together with the Purchasers, the "Parties").

                  WHEREAS, TechSys owns 100 shares of common stock, without par value, of Newco (the "Newco Common Stock"), which TechSys represents constitute all of the issued and outstanding capital stock of Newco;

                  WHEREAS,  this  Agreement  contemplates a transaction in which
(i) Newco will merge with and into the Company (the "Merger") pursuant to this Agreement and the Plan of Merger (as defined in Section 1.1) and the applicable provisions of the laws of the State of New Jersey and the State of Nevada, (ii)
TechSys will issue the Merger Consideration (as defined in Section 1.4(c)(i)) in accordance with Section 1.4, and (iii) TechSys shall own such number of shares of the Capital Stock of the Company (as defined herein), which shall constitute all of the outstanding Capital Stock of the Company, as provided in Section 1.4;

                  WHEREAS, the Boards of Directors of each of TechSys, Newco and the Company have duly approved this Agreement and the transactions contemplated hereby, including, without limitation, the Merger;

                  WHEREAS, prior to Closing (as defined herein), each of TechSys, Newco and the Company shall obtain the approval of their respective stockholders for the transactions contemplated by this Agreement;

                  WHEREAS, capitalized terms used in this Agreement but not defined upon their first usage are defined in Section 2.1.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:




                                    ARTICLE I

                                   THE MERGER

         1.1 The Merger. At the Effective Time (as defined in Section 1.2), Newco will be merged with and into the Company pursuant to this Agreement and the Plan of Merger (the "Plan of Merger") to be filed in the Office of the Treasurer of the State of New Jersey and in the Office of the Secretary of State of the State of Nevada, and the separate existence of Newco shall cease. The Company shall be the surviving corporation in the Merger and shall become a wholly-owned Subsidiary of TechSys.

         1.2 Certificate of Incorporation, Bylaws and Board of Directors.

                 (a) At the Effective Time:

                           (i) the  articles  of  incorporation  of the  Company
shall be the articles of incorporation of the Surviving Company, except that the articles of incorporation of the Surviving Company shall be amended to change the name of the Surviving Company to Fuel Cell Cos., Inc. or such other name upon which TechSys and the Company shall agree;

                           (ii) the  bylaws  of the  Company,  as in  force  and
effect immediately prior to the Effective Time, shall be the bylaws of the Surviving Company;

                           (iii) the board of directors of the Surviving Company
serving after the Merger shall be those persons listed as directors on Schedule 1.2(a)(iii);

                           (iv) the officers of the  Surviving  Company  serving
after the Merger and the positions held by each of them shall be as set forth on
Schedule 1.2(a)(iv).

                  (b) At the Effective Time, or as soon as practicable thereafter, TechSys shall file with the Department of Treasury of the State of New Jersey an amendment to its Certificate of Incorporation changing its name to Fuel Cell Companies, Inc., or such other name as the Parties may agree.

         1.3 Effects of the Merger. The Merger shall have the effects provided therefor by Chapter 10 of the New Jersey Business Corporation Act and Section 92A of the Nevada Revised Statutes.

         1.4 Manner of Conversion of Stock. At the Effective Time, by virtue of the Merger and without any action on the part of any of TechSys, Newco, or the Company, or any stockholder thereof, the shares of capital stock of the Parties shall be converted as follows:

                  (a) Capital Stock of Newco. Each share of capital stock of Newco issued and outstanding immediately prior to the Effective Time shall be converted into one fully paid and nonassessable share of common stock of the Surviving Company.

                  (b) Cancellation of Capital Stock of the Company. Each share of Capital Stock of the Company that is owned directly or indirectly by the Company and each share of Capital Stock of the Company issued and held in the Company's treasury shall be canceled and retired and shall cease to exist and no capital stock of TechSys, cash or other consideration shall be paid or delivered in exchange therefor.

                  (c) Issuance of Merger Consideration.

                           (i) Each share of the  Capital  Stock of the  Company
issued and outstanding immediately prior to the Effective Time, excluding any treasury shares and shares to be canceled pursuant to this Agreement (collectively, the "Company Shares"), shall be converted at the Effective Time into the right to receive 0.319746 shares (the "Exchange Ratio") of TechSys Common Stock (the "Merger Consideration"); provided, that, immediately upon the consummation of the Merger, TechSys shall effect a 1.56531 for 1 share division of the TechSys Common Stock or a similarly proportioned stock dividend, in accordance with Section 14A:7-15.1 of the New Jersey Business Corporations Act.

                           (ii) Lazar  shall  receive  such  number of shares of
TechSys Common Stock, if any, as agreed upon by the Company and Lazar, which in no event shall exceed an aggregate of 819,000 shares.

                           (iii)  Fractional  Shares.  No fraction of a share of
TechSys Common Stock will be issued in connection with the Merger. Calculations of the number of shares to be received by a shareholder of the Company which result in a fractional share equal to 0.5 or more of a share will be rounded up to the nearest whole share of TechSys Common Stock and such calculations which result in a fractional share equal to 0.49 or less of a share will be rounded down to the nearest whole share of TechSys Common Stock.

                           (iv) Company  Options and Warrants.  At the Effective
Time, other than such warrants set forth on Schedule 1.4(c)(iv), all options or warrants exercisable for or convertible into shares of Capital Stock of the Company granted by the Company prior to the date hereof which are outstanding and unexercised immediately prior to the Effective Time ("Company Derivative Securities") shall terminate;

         1.5 Exchange of Certificates; Payment of Merger Consideration.

                  (a) Certificate Delivery Requirements. Immediately after the Effective Time, the Company shall submit a form of Letter of Transmittal to each stockholder of the Company, pursuant to which each such stockholder of the Company may surrender to TechSys the certificates that represent the Company Shares held by such stockholder (the "Certificates"), accompanied by blank stock powers duly executed by such stockholder of the Company, against delivery of the portion of the Merger Consideration that is deliverable to such stockholder of the Company. Each share of the Capital Stock of the Company shall entitle the holder thereof to receive its share of the Merger Consideration in accordance with a schedule of the Company's stockholders to be delivered by the Company to TechSys immediately after the Closing. Until so surrendered, each Certificate shall be deemed for all purposes, to evidence only the right to receive the Merger Consideration in accordance with Section 1.4(c)(i), and from and after the Effective Time, the stockholders of the Company shall each cease to have any rights as a stockholder of the Company, except for the right to surrender Certificates in exchange for payment of the Merger Consideration.

                  (b) Exchange Procedures. Upon surrender by each stockholder of the Company of its Certificate(s), TechSys shall deliver to each such stockholder a certificate representing the number of whole shares of TechSys Common Stock to which such stockholder is entitled pursuant to Section 1.4, and the Certificate(s) so surrendered shall be canceled immediately.

                  (c) No Further Transfers of Capital Stock of the Company. As of the Effective Time, the stock transfer books of the Company shall be closed, and thereafter there shall be no further registration of transfers on the stock transfer books of the Surviving Company of the shares of the Company which were issued and outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Company for any reason, they shall be canceled and exchanged as provided in Section 1.5(a).

                  (d) Lost, Stolen or Destroyed Certificates. If any Certificates evidencing Shares shall have been lost, stolen or destroyed, then TechSys shall cause payment to be made in exchange for such lost, stolen or destroyed certificates, upon the delivery to TechSys of an affidavit of that fact by the holder thereof; provided, however, that TechSys may, in its sole discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificates to deliver an indemnification agreement, without a bond but secured by any shares of TechSys Common Stock issuable to such holder, having such terms as it may reasonably direct as indemnity against any claim that may be made against TechSys with respect to the certificates alleged to have been so lost, stolen or destroyed.

         1.6 Tax Treatment. The Parties intend that the Merger qualify as a tax-free reorganization within the meaning of Section 368 (a)(1)(A) of the Code, in accordance with Section 368(a)(2)(E) of the Code. Each Party agrees that it will use all commercially reasonable efforts to assure that the Merger shall so qualify, and TechSys and the Company each hereby agree that subsequent to the Closing, neither it nor the Surviving Company will take any action, or take any position in a Tax Return, that may reasonably be expected to result in the failure of the Merger to so qualify.

         1.7 Hart Scott Rodino. Each Party shall provide to the other Parties such information as may be reasonably necessary for TechSys and the Company to determine whether pre-merger notification of the Merger must be filed with the Federal Trade Commission (the "FTC") pursuant to the Hart Scott Rodino Act ("Pre-Merger Notification"). In the event that counsel to TechSys determines that Pre-Merger Notification must be filed with the FTC, each of the Parties hereto shall provide such information as may be reasonably necessary to complete and file the Pre-Merger Notification, and each of TechSys and the Company, respectively, shall file such Pre-Merger Notification on a timely basis.

         1.8 Effective Time. As soon as practicable following fulfillment or waiver of the conditions specified in Article VI and the consummation of the Closing, and provided that this Agreement has not been terminated pursuant to
Article VIII, TechSys and the Company shall file the Certificate of Merger with the Department of Treasury of the State of New Jersey and with the Secretary of State of the State of Nevada. The effective date and time of the Certificate of Merger with the Department of Treasury of the State of New Jersey and with the Secretary of State of the State of Nevada, or, if not simultaneous, the later thereof, is referred to herein as, the "Effective Time."

         1.9 Closing. The closing shall take place at the offices of Pitney, Hardin, Kipp & Szuch, LLP, 200 Campus Drive, Florham Park, New Jersey commencing at 10:00 a.m. local time (the "Closing"), or at such other time and place as the Parties may agree, as soon as practicable after the later of (i) the day of (and immediately following) the receipt of approval of the Merger by the stockholders of TechSys and the stockholders of the Company, and (ii) the day on which the last of the conditions set forth in Article VI is satisfied or duly waived. The date and time of the Closing are herein referred to as the "Closing Date."

         1.10 Title; Risk of Loss. Legal title and risk of loss with respect to the Company Shares and the business of the Company shall not pass to TechSys until the Effective Time.


                                   ARTICLE II

                                   DEFINITIONS

         2.1 Definitions. For purposes hereof, the following terms, when used herein with initial capital letters, shall have the respective meanings set forth herein:

                  "Affiliate" of any Person means any other Person controlling, controlled by or under common control with such Person.

                  "Agreement" means this Agreement and Plan of Merger, including all Exhibits and Schedules hereto, as it may be amended from time to time in accordance with its terms.

                  "Assets of the Company" mean the assets of the Company and its Subsidiaries shown on the Latest Company Balance Sheet or acquired by the Company or any Subsidiary of the Company after the date of the Latest Company Balance Sheet, less any assets disposed of by the Company or such Subsidiary in the ordinary course of business after the date of the Latest Company Balance Sheet.

                  "Assets of TechSys" mean the assets of TechSys and its Subsidiaries shown on the Latest TechSys Balance Sheet or acquired by TechSys or any Subsidiary of TechSys after the date of the Latest TechSys Balance Sheet, less any assets disposed of by TechSys or such Subsidiary in the ordinary course of business after the date of the Latest TechSys Balance Sheet.

                  "Books and Records" means all lists, records and other information pertaining to assets, accounts, personnel and referral sources of the Company, all lists and records pertaining to suppliers, customers licensees and licensors of the Company, and all other books, ledgers, files and business records of every kind relating or pertaining to the Business, in each case whether evidenced in writing, electronically (including by computer) or otherwise.

                  "Business of the Company" means the Company's business of acquiring and developing technology and products involved in the delivery of energy, with particular emphasis on fuel cells, for a variety of applications.

                  "Capital  Stock of the  Company"  has the meaning set forth in
Section 4.2.

                  "Closing" has the meaning set forth in Section 1.9.

                  "Closing Date" has the meaning set forth in Section 1.9.

                  "Code" means the United States Internal Revenue Code of 1986, as amended.

                  "Company   Shares"  has  the  meaning  set  forth  in  Section
1.4(c)(i).

                  "Due Diligence Review Period" means the period beginning on the date of this Agreement and ending on the 35th calendar day following such date; provided, that, the Due Diligence Review Period for TechSys shall end on the later of: (i) the 35th calendar day following the date of this Agreement; and (ii) the 10th calendar day following the receipt by TechSys of the Audited Financial Statements of the Company (as defined in Section 4.5).

                  "Environmental and Safety Requirements" means all federal, state, local and foreign statutes, regulations, ordinances and other provisions having the force or effect of law, all judicial and administrative orders and determinations, all contractual obligations and all common law, in each case concerning public health and safety, worker health and safety and pollution or protection of the environment (including all those relating to the presence, use, production, generation, handling, transport, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, Release, threatened Release, control, or cleanup of any Hazardous Substance.

                  "Environmental Lien" means any Lien, whether recorded or unrecorded, in favor of any Government Entity relating to any liability arising under any Environmental and Safety Requirement.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "GAAP" means, at a given time, United States generally accepted accounting principles, consistently applied.

                  "Government Entity" means the United States of America or any other nation, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

                  "Hazardous Substance" means any hazardous, toxic, radioactive or chemical materials, mixtures, substances or wastes; and (whether or not included in the foregoing), any pesticides, pollutants, contaminants, petroleum products or by-products, asbestos, polychlorinated biphenyls (or PCBs), noise or radiation.

                  "Indebtedness" of any Person means, without duplication: (a) indebtedness for borrowed money or for the deferred purchase price of property or services in respect of which such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise (other than trade payables and other current liabilities incurred in the ordinary course of business) and any commitment by which such Person assures a creditor against loss, including contingent reimbursement obligations with respect to letters of credit; (b) indebtedness guaranteed in any manner by such Person, including a guarantee in the form of an agreement to repurchase or reimburse; (c) obligations under capitalized leases in respect of which such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person assures a creditor against loss; (d) any unsatisfied obligation of such Person for "withdrawal liability" to a "multiemployer plan," as such terms are defined under ERISA; and (e) any unfunded liability due to any Person under any Plan.

                  "Investment" means, with respect to any Person, any direct or indirect purchase or other acquisition by such Person of any notes, obligations, instruments, stock, securities or other ownership or beneficial interest (including partnership interests and joint venture interests) of any other Person, and any capital contribution by such Person to any other Person.

                  "Knowledge" or "to the Knowledge of" means, with respect to a Person, (a) the actual knowledge of such Person (which includes the actual knowledge of all executive officers, directors and executive employees of such Person) and (b) the knowledge which a prudent business person would have obtained in the conduct of business after making reasonable inquiry and reasonable diligence with respect to the particular matter in question.

                  "Legal Requirement" means any requirement arising under any law, statute, ordinance, treaty, rule or regulation, determination, direction or action of an arbitrator, or determination, directive or order of any Government Entity, including any Environmental and Safety Requirement.

                  "Lien" means any mortgage, pledge, security interest, encumbrance, easement, restriction on use, restriction on transfer, charge, or other lien; provided, however, with respect to any Asset that is not owned, "Lien" means any mortgage, pledge, security interest, encumbrance, easement, lease, restriction on use, restriction on transfer, charge, or other lien on the right of the Company to use or have possession thereof.

                  "Loss" means, with respect to any Person, any diminution in value, consequential or other damage, liability, demand, claim, action, cause of action, cost, damage, deficiency, Tax, penalty, fine or other loss or expense, whether or not arising out of a third party claim, including all interest, penalties, reasonable attorneys' fees and expenses and all amounts paid or incurred in connection with any action, demand, proceeding, investigation or claim by any third party (including any Government Entity) against or affecting such Person or which, if determined adversely to such Person, would give rise to, evidence the existence of, or relate to, any other Loss, and the investigation, defense or settlement of any of the foregoing, together with any interest that may accrue thereon.

                  "Officer's Certificate" of any Person means a certificate signed by such Person's president or chief financial officer (or an individual having comparable responsibilities with respect to such Person) stating that (a) the individual signing such certificate has made or has caused to be made such investigations as are necessary in order to permit such individual to verify the accuracy of the information set forth in such certificate and (b) to the Knowledge of such individual, such certificate does not misstate any material fact and does not omit to state any fact necessary to make the fact stated therein not misleading.

                  "Permitted Lien" means, as to the Company Shares, the TechSys Shares (as defined herein), and, as to other Assets of the Company, and Assets of TechSys, (i) any Lien for Taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of Law with respect to a Liability that is not yet due or delinquent, and (iii) any minor imperfection of title or similar Lien which individually or in the aggregate with other such Liens could not reasonably be expected to materially adversely affect the Business of the Company or the business of TechSys, as the case may be.

                  "Person" means an individual, a partnership, a corporation, an association, a limited liability company, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Plans" means all Employee Pension Plans, Employee Welfare Plans, Other Plans and Multiemployer Plans to which the Company contributes or is a party.

                  "Proprietary Rights" means all of the following owned by, issued to or licensed to the Company: (a) all inventions (whether or not patentable or reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof; (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith; (c) all copyrightable works (including software developed by the Company for use in the Business), all copyrights, and all applications, registrations, and renewals in connection therewith; (d) all mask works and all applications, registrations, and renewals in connection therewith; (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals);
(f) the Software; (g) all other proprietary rights; and (h) all copies and tangible embodiments thereof (in whatever form or medium).

                  "Release"   means  a  release  or  discharge  of   substances,
including hazardous substances, as set forth in CERCLA.

                  "SEC"  means  the  United  States   Securities   and  Exchange
Commission.

                  "Securities Act" means the Securities of Act 1933, as amended.

                  "Software" means all computer programs, software, data bases, source codes, magnetic tape, diskettes and punchcards used by or useful to the Company in the conduct of the Business as currently conducted and presently proposed to be conducted.

                  "Subsidiary" of any Person means any corporation, partnership, association or other business entity which such Person, directly or indirectly, controls or in which such Person has a majority ownership interest. For purposes of this definition, (i) a Person is deemed to have a majority ownership interest in a partnership, association or other business entity if such Person is allocated a majority of the gains or losses of such entity or is or controls the managing director or general partner of such entity, and (ii) neither Technology Keiretsu, L.L.C. , a New Jersey limited liability company, nor SupportScape Inc., a New York corporation, shall be deemed to be a Subsidiary of TechSys.

                  "Surviving Company" means the Company after the Effective Time of the Merger.

                  "Taxes" means any federal, state, county, local or foreign taxes, charges, fees, levies, other assessments or withholding taxes or charges imposed by any governmental entity and includes any interest and penalties (civil or criminal) on or additions to any such taxes.

                  "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto and any amendment thereof.

                  "Transaction Documents" means this Agreement, and all other agreements, instruments, certificates and other documents to be entered into or delivered by any Party in connection with the Merger.

                  "Treasury   Regulations"  means  the  United  States  Treasury
Regulations promulgated pursuant to the Code.


         2.2 Other Definitional Provisions.

                  (a) Accounting Terms. Accounting terms which are not defined herein have the meanings given to them under GAAP. To the extent that the definition of an accounting term set forth in this Agreement is inconsistent with the meaning of such term under GAAP, the definition in this Agreement will control. To the extent that financial statements were prepared in accordance with GAAP, no change in accounting principles shall be made from those utilized in preparing such financial statements (without regard to materiality) including with respect to the nature of accounts, level of reserves or level of accruals. For purposes of the preceding sentence, "changes in accounting principles" includes all changes in accounting principles, policies, practices, procedures or methodologies with respect to financial statements, their classification or their display, as well as all changes in practices, methods, conventions or assumptions (unless required by objective changes in underlying events) utilized in making accounting estimates.

                  (b) "Hereof," etc. The terms "hereof," "herein" and "hereunder" and terms of similar import are references to this Agreement, including all exhibits and Schedules hereto, as a whole and not to any particular provision of this Agreement. Section, clause, Schedule and exhibit references contained in this Agreement are references to Sections, clauses, Schedules and exhibits in or to this Agreement, unless otherwise specified.

                  (c) "Including". The term "including" means including, without limitation.

                  (d) Successor Laws. Any reference to any particular Code section or any other law or regulation will be interpreted to include any revision of or successor to that section regardless of how it is numbered, classified, or codified.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF PURCHASERS

         As a material inducement to the Company to enter into this Agreement, TechSys hereby represents and warrants to the Company that:

         3.1 Organization and Power

                  (a) TechSys is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey. TechSys has the requisite corporate power and authority and all licenses, permits and authorizations necessary to enter into, deliver and carry out its obligations pursuant to the Transaction Documents to which it is a party.

                  (b) Newco is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey. Newco has the requisite corporate power and authority and all licenses, permits and authorizations necessary to enter into, deliver and carry out its obligations pursuant to the Transaction Documents to which it is a party. Newco was formed by TechSys for the sole purpose of entering into the transactions contemplated by the Transaction Documents, and except for the rights and obligations created by this Agreement, Newco has no assets, liabilities or operations of any nature. Newco has not engaged in any business activities or conducted any operations other than in connection with the transactions contemplated by this Agreement.

                  (c) Schedule 3.1(c) lists the directors and officers of TechSys. TechSys represents and warrants that TechSys has delivered correct and complete copies of the articles of incorporation and bylaws of TechSys, including all amendments thereto, to the Company prior to the date of this Agreement. The minute books and stock transfer ledgers of TechSys, which TechSys represents and warrants will be made available to the Company prior to Closing, contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders, the board of directors and the committees of the board of directors and all transfers in the capital stock of TechSys.

         3.2 Capitalization.

                  (a) The authorized capital stock of TechSys consists of 20,000,000 shares of Common Stock, without par value (the "TechSys Common Stock") and 5,000,000 shares of preferred stock (the "TechSys Preferred Stock"). As of March 22, 2001, there were 3,923,544 shares of TechSys Common Stock outstanding and no shares of TechSys Preferred Stock outstanding. As of March 22, 2001, a total of 7,068,600 shares of TechSys Common Stock were reserved for issuance pursuant to outstanding securities that are convertible into or exchangeable for shares of TechSys Common Stock, including: 1,066,100 shares issuable upon the exercise of options held by employees of TechSys; 310,000 shares issuable upon the exercise of options held by directors of TechSys; 1,350,000 shares issuable upon the exercise of options held by certain executives of TechSys, to be modified in accordance with Section 5.5 hereof; 75,000 shares issuable upon the exercise of options held by former directors and employees of TechSys; 467,500 shares issuable upon the exercise of other warrants; and shares issuable upon the exercise of options held by Lazar, to be canceled at the Effective Time and 100,000 shares issuable upon the exercise of options to be issued to Lazar at the Effective Time, in accordance with an agreement executed by Lazar and TechSys on or before the Effective Time; provided, that, TechSys and the Company have not otherwise determined that all agreements between Lazar and TechSys and Lazar and the Company, respectively, are not effective. Except for interests pursuant to which shares have been reserved for issuance as set forth in the preceding sentence or pursuant to this Agreement, there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights or other contracts or commitments that could require TechSys to issue, sell or otherwise cause to become outstanding any of its capital stock or equity interests or other instruments convertible into such interests.

                  (b) The authorized capital stock of Newco consists of 2,500 shares of common stock, without par value, of which 100 shares are issued and outstanding. All of such issued and outstanding shares are owned by TechSys.

         3.3 Validity of Shares of TechSys Common Stock. The shares of common stock of TechSys to be issued in connection with the Merger (the "TechSys Shares") have been duly authorized and will, when issued in accordance with the terms hereof, be validly issued, fully paid and non-assessable, and free and clear of any pre-emptive rights of the stockholders of TechSys.

         3.4 Authorization; Binding Effect; No Breach.

                  (a) The execution, delivery and performance by TechSys of each Transaction Document to which it is a party has been duly authorized by TechSys. Each Transaction Document to which TechSys is a party constitutes a valid and binding obligation of TechSys which is enforceable against TechSys in accordance with its terms. The execution, delivery and performance by TechSys of the Transaction Documents to which it is a party do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in a violation of, or (iv) require any authorization, consent, approval, exemption or other action by or declaration or notice to any Government Entity pursuant to, the charter or bylaws of TechSys or any agreement, instrument, or other document, or any Legal Requirement, to which TechSys or any of its assets is subject.

                  (b) The execution, delivery and performance by Newco of each Transaction Document to which it is a party has been duly authorized by Newco. Each Transaction Document to which Newco is a party constitutes a valid and binding obligation of Newco which is enforceable against Newco in accordance with its terms. The execution, delivery and performance by Newco of the Transaction Documents to which it is a party do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in a violation of, or (iv) require any authorization, consent, approval, exemption or other action by or declaration or notice to any Government Entity pursuant to, the charter or bylaws of Newco or any agreement, instrument, or other document, or any Legal Requirement, to which Newco or any of its assets is subject.

         3.5 TechSys Reports; Financial Statements. TechSys has filed with the SEC each registration statement, report, proxy statement or information statement required to be filed by it since January 1, 2000 through the date hereof, including (i) TechSys' Annual Report on Form 10-KSB for the years ended December 31, 1999 and 2000 (the "Form 10-KSBs"), and (ii) TechSys' Quarterly Reports on Form 10-QSB for the calendar quarters ended March 31, 2000, June 30, 2000 and September 30, 2000 (collectively, the "TechSys Reports"), copies of which have been made available to the Company.

                  (a) As of their respective dates, the TechSys Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.

                  (b) As of their respective dates, the consolidated financial statements included in the Form 10-KSBs complied as to form in all material respects with then applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Each of the consolidated balance sheets included in or incorporated by reference into the Form 10-KSBs (including the related notes and schedules) fairly presents in all material respects the consolidated financial position of TechSys and its subsidiaries as of its date and each of the consolidated statements of income and of changes in cash flows included in or incorporated by reference into the Form 10-KSBs (including any related notes and schedules) fairly presents in all material respects the results of operations and changes in cash flows, as the case may be, of TechSys for the periods set forth therein, in each case in accordance with GAAP, except as may be noted therein.

         3.6 Governmental Filings. Except as set forth on Schedule 3.6, other than the filing of the Merger Certificate with the State of New Jersey and the State of Nevada, respectively, the filing with the SEC of the preliminary Proxy Statement/Prospectus and the Registration Statement (and any amendments thereto), respectively, the filing with the SEC of a Current Report on Form 8-K (and any amendments thereto) subsequent to the Effective Time and the Pre-Merger Notification, if applicable, no notices, reports or other filings are required to be made by TechSys with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by TechSys from, any Government Entity in connection with the execution and delivery of this Agreement by TechSys and the consummation of the transactions contemplated by the Transaction Documents.

         3.7 Assets of TechSys.

                  (a) The Assets of TechSys (which, for purposes of this Section, 3.7, includes the assets of each Subsidiary of TechSys) and other assets reflected in the Books and Records of TechSys constitute all of the assets and rights which are used or useful in the business of TechSys as currently conducted and presently proposed to be conducted;

                  (b) TechSys has good and marketable title to, or a valid leasehold interest in or other rights to use (which other rights to use are described on the attached Schedule 3.7), all properties and assets used by TechSys in its business, located on its premises, shown on the Latest TechSys Balance Sheet or acquired by TechSys since the date of the Latest TechSys Balance Sheet, in each case free and clear of all Liens, other than Permitted Liens, and other than (i) properties and assets disposed of in the ordinary course of business and consistent with TechSys' past practice by TechSys since the date of the Latest TechSys Balance Sheet (which disposals do not exceed $25,000 in the aggregate) and (ii) Liens disclosed on the Latest TechSys Balance Sheet (including any notes thereto); and

                  (c) TechSys' equipment and other tangible assets are in good operating condition (subject to normal wear and tear) and fit for use in the ordinary course of business of TechSys and consistent with its past practice.

         3.8 Absence of Certain Changes. Except as disclosed in the TechSys Reports filed prior to the date hereof, since December 31, 2000, TechSys and its subsidiaries have conducted their respective businesses only in, and have not engaged in any material transaction other than in, the ordinary and usual course of such businesses and there has not been any material adverse change in the financial condition, business, prospects or results of operations of TechSys and its subsidiaries from December 31, 2000 through the date of this Agreement.

         3.9  Litigation.  Except as set  forth on  Schedule  3.9,  there are no civil, criminal or administrative actions, suits, claims, hearing, investigations, arbitrations, or proceedings pending or, to the Knowledge of Purchasers, threatened against Purchasers preventing, or which, if determined adversely to Purchasers would prevent TechSys or Newco from consummating the transactions contemplated by the Transaction Documents.

         3.10 Brokerage. There is no claim for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by the Transaction Documents which is binding upon TechSys or any of its Subsidiaries.

         3.11 Insurance. The attached Schedule 3.11 contains a description of each insurance policy maintained by TechSys or its Subsidiaries with respect to TechSys, its Subsidiaries, its properties, assets or business, and each such policy is in full force and effect. TechSys is not in default of any obligation pursuant to any insurance policy described on Schedule 3.11.

         3.12 Tax Matters. Except as set forth in the attached Schedule 3.12:

                  (a) TechSys and each Subsidiary of TechSys has timely filed all Tax Returns that it was required to file.

                  (b) All such Tax Returns were and are true, correct and complete in all respects.

                  (c) All Taxes owed by TechSys and each Subsidiary (whether or not shown on any Tax Return for all time periods through the Closing Date) have been paid. The amount of liability for unpaid Taxes for all time periods ending on or before the Closing Date will not exceed the amount of current liability accruals for Taxes (excluding reserves for deferred Taxes) as such accruals are reflected on the most recent TechSys balance sheet.

                  (d) No information related to Tax matters has been requested by any Taxing authority and there are no ongoing examinations or claims against TechSys or any Subsidiary for Taxes, and no notice of any audit, examination, or claim for Taxes, whether pending or threatened, has been received.

                  (e)  TechSys  and  each  Subsidiary   currently  are  not  the
beneficiary of any extension of time within which to file any Tax Return, except with respect to such Tax Returns due in 2001;

                  (f) No claim has ever been made by an authority in a jurisdiction where TechSys or a Subsidiary does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. TechSys and each Subsidiary is not required to file Tax Returns in any jurisdiction in which it is not currently filing Tax Returns.

                  (g) There are (and as of immediately following the Closing Date there will be) no Liens other than Permitted Liens on any of the Assets of TechSys or a Subsidiary that arose in connection with any failure (or alleged failure) to pay any Tax.

                  (h) TechSys and each Subsidiary has withheld and paid over to the proper governmental entities all Taxes required to have been withheld and paid over in all matters, including in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

                  (i) To the Knowledge of any director or officer of TechSys, there is no basis for the assertion of any claim relating or attributable to Taxes which, if adversely determined, would result in any Lien on the Assets of TechSys or otherwise have an adverse effect on TechSys or any of its Subsidiaries or their respective businesses.

                  (j) There are no unresolved disputes or claims concerning the Tax liability of TechSys or each Subsidiary.

                  (k) TechSys and each Subsidiary have been, and are currently not, subject to a Tax audit.

                  (l) TechSys and each Subsidiary have never waived or extended any statute of limitations in respect of Taxes or agreed to any extension of time with respect to any Tax assessment or deficiency as to which the period of extension has not elapsed.

                  (m) TechSys has not filed any consent agreement under Section 341(f) of the Code concerning collapsible corporations.

                  (n) TechSys has never made any payments, is not obligated to make any payments, and is not a party to any agreement that could obligate it to make any payments that will not be deductible under Sections 280(G) and 404 of the Code.

                  (o) TechSys has never been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code.

                  (p) TechSys has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of Federal Income Tax within the meaning of Section 6662 of the Code.

                  (q) TechSys and each Subsidiary are not a party to any Tax allocation, Tax indemnity or Tax sharing agreement. TechSys (A) has never been a member of an Affiliated Group filing a consolidated federal income Tax Return and (B) has no liability for the Taxes of any Person (other than any of TechSys) under Treas. Reg. ss.1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

                  (r) TechSys has a taxable year ended on December 31 of each year.

                  (s)  TechSys   currently   utilizes  the  accrual   method  of
accounting for income Tax purposes and such method of accounting has not changed.

                  (t) There are no tax rulings, requests for rulings, closing agreements or changes of accounting method relating to TechSys or any of its Subsidiaries that could affect their liability for Taxes for any period after the Closing Date.

                  (u) No property of TechSys is "tax-exempt use property" within the meaning of Section 168(h) of the Code.

                  (v)  TechSys  is not a party to any  lease  made  pursuant  to
Section 168(f) of the Code.

                  (w) TechSys will not be required to include in a taxable period ending after the date of the Closing income attributable to a prior taxable period that was not recognized in that prior taxable period as a result of the installment method of accounting, the completed contract method of accounting, the long-term contract method of accounting, the cash method of accounting or Section 481 of the Code or comparable provisions of state or local or foreign tax law.

         3.13 Contracts and Commitments.

                  (a) Contracts. Schedule 3.13(a) sets forth a complete list of all agreements to which TechSys is a party and all agreements to which any Subsidiary is a party (the "TechSys Contracts"). All references to TechSys in this Section 3.13 refer to both TechSys and to each Subsidiary of TechSys. Other than this Agreement and the agreements described on the attached Schedule 3.13(a), neither TechSys nor any Subsidiary of TechSys is a party to any written or oral:

                           (i) pension,  profit sharing, stock option,  employee
stock purchase or other plan or arrangement providing for deferred or other compensation to employees or any other employee benefit, welfare or stock plan or arrangement which is not described on Schedule 3.13(a), or any contract with any labor union, or any severance agreement;

                           (ii) contract for the  employment or engagement as an
independent contractor of any Person on a full-time, part-time, consulting or other basis;

                           (iii) contract pursuant to which TechSys has advanced
or loaned funds, or agreed to advance or loan funds, to any other Person;

                           (iv)   contract   or   indenture   relating   to  any
Indebtedness or the mortgaging, pledging or otherwise placing a Lien on any of the TechSys Shares or any of the Assets of TechSys;

                           (v) contract  pursuant to which TechSys is the lessee
of,  or holds or  operates,  any real or  personal  property  owned by any other
Person;

                           (vi) contract pursuant to which TechSys is the lessor
of, or permits any third party to hold or operate, any real or personal property owned by TechSys or of which TechSys is a lessee;

                           (vii) assignment,  license,  indemnification or other
contract with respect to any intangible property (including any Proprietary Right) which is material to the business of TechSys and is not described on
Schedule 3.13(a);

                           (viii) contract or agreement with respect to services
rendered or goods sold or leased to or from others, other than any customer purchase order accepted in the ordinary course of business and in accordance with TechSys' past practice;

                           (ix)   contract   prohibiting   TechSys  from  freely
engaging in any business anywhere in the world;

                           (x)    independent     sales     representative    or
distributorship agreement with respect to the business of TechSys; or

                           (xi) executory  contract (other than one described in
Sections 3.13(a)(i) through 3.13(a)(x)) which is material to TechSys or involves a consideration in excess of $5,000.

                  (b)   Enforceability.   Each  TechSys  Contract  described  on
Schedule 3.13(a) is a valid and binding agreement of TechSys, enforceable by TechSys in accordance with its terms, except as such enforceability against the other parties thereto may be limited by (i) applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors' rights generally and (ii) applicable equitable principles (whether considered in a proceeding at law or in equity).

                  (c) Compliance. TechSys has performed all obligations required to be performed by it under each TechSys Contract, and TechSys is not in default under or in breach of (nor is it in receipt of any claim of any such default under or breach of) any such obligation. No event has occurred which with the passage of time or the giving of notice (or both) would result in a default, breach or event of noncompliance under any obligation of TechSys pursuant to any TechSys Contract. TechSys has no present expectation or intention of not fully performing any obligation of TechSys pursuant to any TechSys Contract, and TechSys has no Knowledge of any breach or anticipated breach by any other party to any TechSys Contract.

                  (d) Leases. With respect to each TechSys Contract which is a lease of personal property, TechSys holds a valid and existing leasehold interest under such lease for the term thereof.

                  (e) Affiliated Transactions. Except as set forth on Schedule 3.13(e), no officer, director, stockholder or Affiliate of TechSys (and no individual related by blood or marriage to any such Person, and no entity in which any such Person or individual owns any beneficial interest) is a party to any agreement, contract, commitment or transaction with TechSys (other than this Agreement) or has any interest in any property used by TechSys.

         3.14 Proprietary Rights. All references to TechSys in this Section 3.14 refer to both TechSys and to each Subsidiary of TechSys.

                  (a) Schedule. The attached Schedule 3.14(a) contains a complete and accurate list of all Proprietary Rights, both domestic and foreign, including but not limited to (i) all patented or registered Proprietary Rights owned by TechSys or used in connection with its business, (ii) all pending patent applications and applications for registrations of other Proprietary Rights filed by or on behalf of TechSys or used in connection with the Business,
(iii) all registered trade names, trademarks, corporate names, and websites, and unregistered trade names, trademarks, and service marks owned by TechSys or used in connection with its business, (iv) all inventions, trade secrets, or other proprietary information not otherwise the subject of a patent, patent application, or registered application to register Proprietary Rights, and (v) all registered and unregistered copyrights and computer software which are material to the financial condition, operating results, assets, customer or supplier relations, employee relations or business prospects of TechSys. The attached Schedule 3.14(a) also contains a complete and accurate list of all licenses, covenants not to sue, and other rights granted by TechSys to any third party, all licenses, covenants not to sue, and other rights granted by any third party to TechSys, with respect to any Proprietary Rights, a general description of all agreements or arrangements of escrows of source codes in favor of licensees together with a description of the location of copies of all such agreements. The Proprietary Rights comprise all intellectual property rights which are used or useful in the operation of the business of TechSys or is otherwise owned by TechSys.

                  (b) Ownership; Claims. TechSys owns and possesses all right, title and interest in and to (or has the right to use pursuant to a valid and enforceable license) all Proprietary Rights described on Schedule 3.14(a) which are necessary or desirable for the operation of TechSys' business as presently conducted and as presently proposed to be conducted, and TechSys has taken all necessary actions to maintain and protect its interest in all the Proprietary Rights. The owners of the Proprietary Rights licensed to TechSys have taken all necessary actions to maintain and protect the Proprietary Rights which are subject to such licenses.

                           (i) TechSys  owns in the entirety or has the right to
use all of the Proprietary Rights described on such Schedule and each other Proprietary Right which is material to the conduct of the business of TechSys (in each case free and clear of all Liens and free of all claims to the use by others),

                           (ii) there have been no claims made  against  TechSys
asserting the invalidity, misuse or unenforceability of any of such Proprietary Rights, and there are no grounds known to TechSys for any such claim,

                           (iii)  TechSys has not received any notice of (and is
not aware of any facts which indicate a likelihood of) any infringement or misappropriation by, or conflict with, any Person with respect to any of such Proprietary Rights (including any demand or request that TechSys license rights from any Person),

                           (iv) the  conduct of the  business of TechSys has not
infringed, misappropriated or violated, and does not infringe, misappropriate or violate in any respect, any proprietary right of any other Person;

                           (v) to the  Knowledge  of TechSys,  such  Proprietary
Rights have not been infringed, misappropriated or violated in any respect by any other Person, and

                           (vi)   the    consummation   of   the    transactions
contemplated by this Agreement will have no adverse effect on any such Proprietary Right.

                  (c) Except as set forth on Schedule 3.14(c), all Proprietary Rights set forth on Schedule 3.14(a) may be assigned by TechSys in accordance with this Agreement without obtaining the prior consent of any Person other than a Party to this Agreement.

         3.15 Employees.

                  (a) Continued Employment. Except as set forth on Schedule 3.15, to TechSys' Knowledge, no executive or key employee of TechSys, or any Subsidiary of TechSys, or any group of employees of TechSys or any Subsidiary of TechSys, has any plans to terminate employment with TechSys or such Subsidiary.

                  (b) Compliance and Restrictions. TechSys and its Subsidiaries have substantially complied with all laws relating to the employment of labor, including provisions of such laws relating to wages, hours, equal opportunity, collective bargaining and the payment of social security and other taxes, and TechSys and its Subsidiaries have no labor relations problem (including any union organization activities, threatened or actual strikes or work stoppages or grievances). Except as set forth on the attached Schedule 3.15, neither TechSys, any Subsidiary of TechSys, nor any employees of TechSys or any Subsidiary of TechSys are subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement relating to, affecting, or in conflict with, the business activities as presently conducted or as proposed to be conducted. Except as set forth on Schedule 3.15, the consummation of this Agreement will not give rise to (i) the vesting of any restricted stock of TechSys or any Subsidiary of TechSys, (ii) any change of control provisions set forth in any agreement between any Person and TechSys or any Subsidiary of TechSys, (iii) any severance payments to become due and owing to any Person by TechSys or by any Subsidiary of TechSys, or (iv) any other similar benefits.

         3.16 ERISA. All references to TechSys in this Section 3.16 refer to both TechSys and to each Subsidiary of TechSys. Except as set forth on the attached Schedule 3.16, with respect to all current employees (including those on lay-off, disability or leave of absence), former employees, and retired employees of TechSys:

                  (a) TechSys neither maintains nor contributes to any (i) employee welfare benefit plans (as defined in Section 3(1) of ERISA) ("Employee Welfare Plans"), or (ii) any plan, policy or arrangement which provides nonqualified deferred compensation, bonus or retirement benefits, severance or "change of control" (as set forth in Code Section 280G) benefits, or life, disability, accident, vacation, tuition reimbursement or other fringe benefits ("Other Plans");

                  (b) TechSys does not maintain, contribute to, or participate in any defined benefit plan or defined contribution plan which are employee pension benefit plans (as defined in Section 3(2) of ERISA) ("Employee Pension Plans");

                  (c) TechSys does not contribute to or participate in, and has not contributed to or participated in for the past six years, any multiemployer plan (as defined in Section 3(37) of ERISA) (a "Multiemployer Plan");

                  (d) TechSys does not maintain or have any obligation to contribute to or provide any post-retirement health, accident or life insurance benefits to any Employee, other than limited medical benefits required to be provided under Code Section 4980B;

                  (e) all Plans (and all related trusts and insurance contracts) comply in form and in operation in all material respects with the applicable requirements of ERISA and the Code;

                  (f) all required reports and descriptions (including all Form 5500 Annual Reports, Summary Annual Reports, PBGC-1s and Summary Plan Descriptions) with respect to all Plans have been properly filed with the appropriate Government Entity or distributed to participants, and TechSys has complied substantially with the requirements of Code Section 4980B;

                  (g) with respect to each Plan, all contributions, premiums or payments which are due on or before the Closing Date have been paid to such Plan; and

                  (h) TechSys has not incurred any liability to the Pension Benefit Guaranty Corporation (the "PBGC"), the United States Internal Revenue Service, any multiemployer plan or otherwise with respect to any employee pension benefit plan or with respect to any employee pension benefit plan currently or previously maintained by members of the controlled group of companies (as defined in Sections 414(b) and (c) of the Code) that includes TechSys (the "Controlled Group") that has not been satisfied in full, and no condition exists that presents a risk to TechSys or any member of the Controlled Group of incurring such a liability (other than liability for premiums due the PBGC) which could reasonably be expected to have any adverse effect on TechSys or any of the TechSys Shares or any of the Assets of TechSys after the Closing.

         3.17 Real Estate.

                  (a) Owned Properties. Except as set forth on Schedule 3.17(a), neither TechSys nor any Subsidiary owns any real property.

                  (b) Leased Property. The attached Schedule 3.17(b) lists and describes briefly all real property leased or subleased to TechSys or to any Subsidiary of TechSys, and all other real property which is used in the business of TechSys (or any Subsidiary of TechSys) and not owned by TechSys or any Subsidiary of TechSys (the "TechSys Leased Real Property"). TechSys has delivered to the Company's legal counsel correct and complete copies of the leases and subleases listed on Schedule 3.17(b) (collectively, the "TechSys Leases"). With respect to the TechSys Leased Real Property and each of the TechSys Leases, except as otherwise set forth on Schedule 3.17(b):

                           (i) such  TechSys  Lease is  legal,  valid,  binding,
enforceable, and in full force and effect;

                           (ii)  TechSys  is not  aware  that any  party to such
TechSys Lease is in breach or default, and TechSys is not aware that any event has occurred which, with notice or lapse of time, would constitute such a breach or default or permit termination, modification, or acceleration of such TechSys Lease;

                           (iii)  TechSys  is not  aware  that any party to such
TechSys Lease has repudiated any provision thereof;

                           (iv)  there  are no  disputes,  oral  agreements,  or
forbearance programs in effect as to such TechSys Lease;

                           (v) in the  case of each  TechSys  Lease  which  is a
sublease, the representations and warranties set forth in clauses 3.17(b)(i) through (v) are true and correct with respect to the underlying lease;

                           (vi) TechSys has not assigned, transferred, conveyed,
mortgaged, deeded in trust, or encumbered any interest in the leasehold or subleasehold created pursuant to such TechSys Lease;

                           (vii) none of the TechSys Leases has been modified in
any respect, except to the extent that such modifications are in writing and have been delivered or made available to the Company;

                           (viii) to the  Knowledge of TechSys,  all  buildings,
improvements and other structures located upon the TechSys Leased Real Property have received all approvals of Governmental Entities, including licenses and permits, required in connection with the operation of the business thereon and have been operated and maintained in accordance with all applicable Legal Requirements and the terms and conditions of the TechSys Leases; and

                           (ix) to the  Knowledge  of  TechSys,  all  buildings,
structures and other improvements located upon the TechSys Leased Real Property, including all components thereof, are in good operating condition subject to the provision of usual and customary maintenance in the ordinary course of business with respect to buildings, structures and improvements of like age and construction and all water, gas, electrical, steam, compressed air, telecommunication, sanitary and storm sewage and other utility lines and systems serving the TechSys Leased Real Property are sufficient to enable the continued operation of the TechSys Leased Real Property in the manner currently being used in connection with the operation of the business of TechSys.

         3.18  Compliance  with Laws.  All references to TechSys in this Section
3.18 refer to both TechSys and to each Subsidiary of TechSys.

                  (a) Generally. TechSys has not violated any Legal Requirement, and TechSys has not received notice alleging any such violation.

                  (b) Required Permits. TechSys has complied with (and is in compliance with) all permits, licenses and other authorizations required for the occupation of TechSys facilities and the operation of the business of TechSys. The items described on the attached Schedule 3.18(b) constitute all of the permits, filings, notices, licenses, consents, authorizations, accreditation, waivers, approvals and the like of, to or with any Government Entity which are required for the consummation of the Merger, or any other transaction contemplated by the Transaction Documents or the conduct of the business of TechSys (as it is presently conducted by TechSys) thereafter.

                  (c) Environmental and Safety Matters. Without limiting the generality of Sections 3.18(a) and (b):

                           (i) TechSys has complied,  and is in compliance with,
all Environmental and Safety Requirements.

                           (ii)   Without   limiting  the   generality   of  the
foregoing, TechSys has obtained and complied with, and is in compliance with, all permits, licenses and other authorizations that may be required pursuant to Environmental and Safety Requirements for the occupation of its facilities and the operation of the Business. A list of all such permits, licenses and other authorizations is set forth on the attached Schedule 3.18(b).

                           (iii)  TechSys has not  received  any written or oral
notice, report or other information regarding any liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) or investigatory, remedial or corrective obligations, relating to it or its facilities and arising under Environmental and Safety Requirements.

                           (iv) None of the following  exists at any property or
facility owned, operated or occupied by TechSys:

                                  (1) underground   storage  tanks  or  surface
                                      impoundments

                                  (2) asbestos-containing  material in any form
                                      or condition; or

                                  (3) materials   or   equipment    containing
                                      polychlorinated biphenyls.

                           (v) TechSys has not  treated,  stored,  disposed  of,
arranged for or permitted the disposal of, transported, handled, or Released any substance, including any Hazardous Substance, or owned or operated any facility or property, so as to give rise to liabilities of TechSys for response costs, natural resource damages or attorneys' fees pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or similar state or local Environmental and Safety Requirements.

                           (vi) Neither this Agreement nor the  consummation  of
the Merger will result in any obligations for site investigation or cleanup, or notification to or consent of any Government Entity or third parties, pursuant to any so-called "transaction-triggered" or "responsible property transfer" Environmental and Safety Requirements.

                           (vii)  TechSys  has  not,  either   expressly  or  by
operation of law, assumed or undertaken any liability, including any obligation for corrective or remedial action, of any other Person relating to any Environmental and Safety Requirements.

                           (viii)  No  Environmental  Lien has  attached  to any
property now or previously owned, leased or operated by TechSys.

                           (ix) Without limiting the foregoing, no facts, events
or conditions relating to the Leased Real Property, or other past or present facilities, properties or operations of TechSys will prevent, hinder or limit continued compliance with Environmental and Safety Requirements, give rise to any investigatory, remedial or corrective obligations pursuant to Environmental and Safety Requirements, or give rise to any other liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) pursuant to Environmental and Safety Requirements, including any relating to onsite or offsite Releases or threatened Releases of Hazardous Substances, personal injury, property damage or natural resource damage.

         3.19 Product Warranty. Except as set forth on the attached Schedule 3.19, all products manufactured, serviced, distributed, sold or delivered by TechSys have been manufactured, serviced, distributed, sold and/or delivered in conformity with all applicable contractual commitments and all express and implied warranties. No liability of TechSys exists for replacement or other damages in connection with any such product.

         3.20 Powers of Attorney. There are no outstanding powers of attorney executed on behalf of TechSys, or on behalf of any Subsidiary of TechSys, except as set forth on Schedule 3.20.

         3.21 Bank Accounts. Schedule 3.21 identifies the names and locations of all banks, depositories and other financial institutions in which TechSys, or any Subsidiary of TechSys or any other Person on behalf of TechSys, has an account or safe deposit box and the names of all persons authorized to draw on such accounts or to have access to such safe deposit boxes.

         3.22 Cash, Cash Equivalents and Collectibles. As of the date hereof, TechSys has, in the aggregate, cash, cash equivalents and collectibles of no less than $3,000,000 (the "TechSys Cash"), in accordance with Schedule 3.22.

         3.23 Disclosure. Neither this Article III nor any certificate or other item delivered to the Company by or on behalf of Purchasers with respect to the transactions contemplated by the Transaction Documents contains any untrue statement of a material fact or omits a material fact which is necessary to make any statement contained herein or therein not misleading.


                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         As a material inducement to Purchasers to enter into this Agreement, the Company hereby represents and warrants to Purchasers that:

         4.1 Organization and Power; The Company Shares

                  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company is duly qualified to do business in each jurisdiction in which its ownership of property or conduct of business requires it to so qualify. Schedule 4.1(a) lists every jurisdiction where the Company is duly qualified to do business, lists all states in which the Company owns, leases or is in control of any personal property or real property and all states in which any employees of the Company are located, and identifies each such employee and provides a brief description of such property. The Company has the requisite corporate power necessary to own and operate its properties, carry on the Business and enter into, deliver and carry out the transactions contemplated by the Transaction Documents. Each Subsidiary of the Company is a corporation duly organized, validly existing and in good standing under the laws of its respective State of incorporation and is duly qualified to do business in each jurisdiction in which its ownership of property or conduct of business requires it to so qualify.

                  (b) Schedule 4.1(b) lists the directors and officers of the Company. The Company represents and warrants that the Company has delivered correct and complete copies of the articles of incorporation and bylaws of the Company, including all amendments thereto, to TechSys prior to the date of this Agreement. The minute books and stock transfer ledgers of the Company, which the Company represents and warrants will be made available to TechSys prior to Closing, contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders, the board of directors and the committees of the board of directors and all transfers in the Capital Stock of the Company.

         4.2      Capitalization.

                  (a) As of the date hereof, the authorized capital stock of the
Company consists solely of 100,000,000 shares of common stock, $0.001 par value (the "Capital Stock of the Company"), of which 90,556,750 shares are issued and outstanding. At the Effective Time, the Company shall have no more than 99,900,000 shares of common stock issued and outstanding (including shares of common stock issuable upon the exercise of options or warrants convertible into shares of common stock of the Company). The Company is not authorized to issue preferred stock. All issued and outstanding shares of Capital Stock of the Company on the date hereof are, and all shares of Capital Stock of the Company that will be issued and outstanding immediately prior to the Effective Time shall be, duly authorized, validly issued, outstanding, fully paid and nonassessable.

                  The Company owns each share of the Capital Stock of the Company described in Section 1.4(b) beneficially and of record, free and clear of all Liens. With respect to the Company and any Subsidiary of the Company, except as set forth on Schedule 4.2(a):

                           (i) there are no outstanding  or authorized  options,
warrants, purchase rights, subscription rights, conversion rights, exchange rights or other contracts or commitments that could require the Company (or any Subsidiary of the Company) to issue, sell or otherwise cause to become outstanding any of its capital stock or equity interests or other instruments convertible into such interests;

                           (ii) there are no  outstanding  or  authorized  stock
appreciation, phantom stock, profit participation or similar rights with respect to the Capital Stock of the Company (or the capital stock of any Subsidiary of the Company).

                           (iii)  there are no voting  trusts,  proxies or other
agreements or understandings with respect to the voting of the capital stock of the Company (or the capital stock of any Subsidiary of the Company);

                           (iv) no member of the  Company  has any rights in any
specific property of the Company (or any Subsidiary of the Company).

                           (v) neither the  Company  (or any  Subsidiary  of the
Company) nor any of its respective Affiliates has entered into any agreement, or is bound by any obligation of any kind whatsoever, to transfer or dispose of the Company Shares (or any shares of capital stock of any Subsidiary of the Company), the Business of the Company (or any substantial portion thereof) to any Person other than TechSys, and neither has entered into any agreement, nor are either of them bound by any obligation of any kind whatsoever, to issue any Capital Stock of the Company (or any capital stock of any Subsidiary of the Company) to any Person.

                           (vi) since December 31, 1999, (i) the Company has not
declared or made any payment of any dividend or other distribution in respect of the Capital Stock of the Company, and (ii) there has not been any split, combination or reclassification or any shares of the Capital Stock of the Company.

                  (b) The authorized capital stock of each Subsidiary of the Company as of the date hereof, which shall be the authorized capital stock of each such Subsidiary immediately prior to the Effective Time, is set forth on
Schedule 4.2(b). Schedule 4.2(b) also sets forth the number of issued and outstanding shares of each Subsidiary of the Company on the date hereof, which shall be the number of issued and outstanding shares of each such Subsidiary of the Company immediately prior to the Effective Time. Except as set forth on
Schedule 4.2(b), no Subsidiary of the Company is authorized to issue preferred stock. All issued and outstanding shares of capital stock of each Subsidiary of the Company on the date hereof are, and all shares of capital stock of each Subsidiary of the Company that will be issued and outstanding immediately prior to the Effective Time shall be, duly authorized, validly issued, outstanding, fully paid and nonassessable, except as set forth on Schedule 4.2(b).

         4.3 Authorization; Binding Effect; No Breach. The execution, delivery and performance by the Company of each Transaction Document to which it is a party has been duly authorized by the Company. Each Transaction Document to which the Company is a party constitutes a valid and binding obligation of the Company which is enforceable against the Company in accordance with its terms. Except as set forth on Schedule 4.3, the execution, delivery and performance of the Transaction Documents to which the Company is a party do not and will not
(i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any Lien upon any of the Company Shares or any of the Assets of the Company under, (iv) give any third party the right to modify, terminate or accelerate any liability or obligation of the Company under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or declaration or notice to any Government Entity pursuant to, the charter or bylaws of the Company or any agreement, instrument or other document, or any Legal Requirement, to which the Company, any of the Company Shares or any of the Assets of the Company is subject. Without limiting the generality of the foregoing, neither the Company nor any of its Affiliates has entered into any agreement, or is bound by any obligation of any kind whatsoever, directly or indirectly, to transfer or dispose of the Company Shares or any portion thereof, except as provided herein, or, whether by sale of stock or assets, assignment, merger, consolidation or otherwise, the Business of the Company or the Assets of the Company (or any substantial portion thereof) to any Person other than TechSys, and neither the Company nor any of its Affiliates has entered into any agreement, nor is any such Person bound by any obligation of any kind whatsoever, to issue any Capital Stock of the Company to any Person.

         4.4 Subsidiaries; Investments. Schedule 4.4 sets forth a complete list of all Subsidiaries of the Company, the respective states of incorporation of each Subsidiary of the Company and the respective states in which each Subsidiary of the Company is qualified to conduct business. The Company does not own, or hold any rights to acquire, any capital stock or any other security, interest or Investment in any other Person other than investments which constitute cash or cash equivalents, other than as set forth on Schedule 4.4.

         4.5 Financial Statements and Related Matters.

                  (a) Financial Statements. The Company has delivered to TechSys the unaudited balance sheet of each of the Company and Micro Fuel Cell Systems, Inc. as of December 31, 2000 (together, the "Latest Company Balance Sheet") and the related unaudited consolidated statements of income and cash flows for the two year period then ended (collectively, the "Unaudited Financial Statements"), copies of which are annexed to Schedule 4.5. The Company shall, no later than May 25, 2001, deliver to TechSys the audited consolidated balance sheets of the Company as of December 31, 2000, and the audited related consolidated statements of income and cash flows for the 12-month periods ending December 31, 2000 and December 31, 1999 as well as the interim consolidated balance sheets and consolidated statements of income and cash flows for the three month period ended March 31, 2001 (the "Audited Financial Statements").

                           (i) Except as set forth on the attached Schedule 4.5,
each of the Unaudited Financial Statements (including in all cases the notes thereto, if any) presents fairly in all material respects the financial condition of the Company as of the dates of such statements and the results of operation for such periods, is accurate and complete, is consistent with the books and records of the Company (which, in turn, are accurate and complete) and has been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby except as noted therein (subject to the absence of notes and audit adjustments).

                           (ii)  Except  as set forth on the  attached  Schedule
4.5, each of the Audited Financial Statements (including in all cases the notes thereto, if any) shall present fairly in all material respects the financial condition of the Company as of the dates of such statements and the results of operation for such periods, shall be accurate and complete, shall be consistent with the books and records of the Company (which, in turn, are, and shall be, accurate and complete) and shall be prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby except as noted therein.

                  (b) Receivables. The notes and accounts receivable of the Company on the Closing Date represent actual transactions, will be valid receivables, will be current and collectible, will not be subject to valid counterclaims or setoffs and will be collected in accordance with their terms at the aggregate amount recorded on the Company's books and records as of the Closing, net of an amount of allowances for doubtful accounts set forth on the Latest Company Balance Sheet, as adjusted for the passage of time through the Closing Date in accordance with GAAP.

                  (c) Inventory. The inventory of the Company of the date of the Latest Company Balance Sheet, net of the reserves applicable to such inventory set forth on the Latest Company Balance Sheet, as adjusted for the passage of time through the Closing Date in accordance with GAAP, consists of a quantity and quality which is usable and salable in the ordinary course of business, and the items of such inventory are not defective, slow-moving, obsolete or damaged and are merchantable and fit for their particular use.

                  (d) Reserves. The allowance for possible other reserves set forth on the Latest Company Balance Sheet was adequate at the time to cover all known or reasonably anticipated contingencies.

         4.6 Absence of Undisclosed Liabilities. Except as set forth on Schedule 4.6, as of the Closing Date, neither the Company nor any Subsidiary of the Company has any liability (whether accrued, absolute, contingent, unliquidated or otherwise, whether or not known to the Company, whether due or to become due, and regardless of when asserted) other than: (a) the liabilities set forth on the face of the Latest Company Balance Sheet, (b) current liabilities which have arisen after the date of the Latest Company Balance Sheet, in the ordinary course of business and consistent with the Company's past practice, as applicable (none of which is a liability resulting from breach of contract, breach of warranty, tort, infringement, violation of law, claim or lawsuit), all of which have been disclosed in writing to Purchasers, and (c) other liabilities and obligations expressly disclosed and quantified in the other Schedules to this Agreement.

         4.7 Assets of the Company.

                  (a) The Assets of the Company (which, for purposes of this Section 4.7, includes the assets of each Subsidiary of the Company), and other assets reflected in the Books and Records of the Company constitute all of the assets and rights which are used or useful in the Business as currently conducted and presently proposed to be conducted;

                  (b) The Company has good and marketable title to, or a valid leasehold interest in or other rights to use (which other rights to use are described on the attached Schedule 4.7), all properties and assets used by it in the Business of the Company, located on its premises, shown on the Latest Company Balance Sheet or acquired by the Company since the date of the Latest Company Balance Sheet, in the each case free and clear of all Liens, other than Permitted Liens, and other than (i) properties and assets disposed of in the ordinary course of business and consistent with the Company's past practice by the Company since the date of the Latest Company Balance Sheet (which disposals do not exceed $25,000 in the aggregate) and (ii) Liens disclosed on the Latest Company Balance Sheet (including any notes thereto); and

                  (c) The Company's equipment and other tangible assets, and the equipment and tangible assets of each Subsidiary of the Company, are in good operating condition (subject to normal wear and tear) and fit for use in the ordinary course of business of the Company and its Subsidiaries and consistent with its past practice.

         4.8 Absence of Certain Developments. Since December 31, 2000, there has been no adverse change in the financial condition, operating results, assets, customer or supplier relations, employee relations or business prospects of the Company and no customer or vendor has any plans to terminate its relationship with the Company or any of its Subsidiaries. Without limiting the generality of the preceding sentence, except as set forth on Schedule 4.8 or otherwise expressly contemplated by this Agreement, since the date of the Latest Company Balance Sheet, neither the Company or any Subsidiary of the Company has:

                  (a) engaged in any activity which has resulted in (i) any acceleration or delay of the collection of the Company's accounts or notes receivable, (ii) any delay in the payment in the Company's accounts payable, or
(iii) any increase in the Company's purchases of raw materials, in each case as compared with the Company's custom and practice in the conduct of the Business immediately prior to the date of the Latest Company Balance Sheet;

                  (b) discharged or satisfied any Lien or paid any obligation or liability, other than current liabilities paid in the ordinary course of business and consistent with the Company's past practice;

                  (c) mortgaged or pledged any of the Company Shares or any Asset or subjected any of the Company Shares or any Asset to any Lien;

                  (d) sold, assigned, conveyed, transferred, canceled or waived any property, tangible asset or other intangible asset or right of the Company other than in the ordinary course of business and consistent with the Company's past practice;

                  (e) waived any right of the Company other than in the ordinary course of business or consistent with the Company's past practice;

                  (f) made commitments for capital expenditures by the Company which, in the aggregate, would exceed $10,000;

                  (g) made any loan or advance to, or guarantee for the benefit of, or any Investment in, any other Person on behalf of the Company;

                  (h) granted any bonus or any increase in wages, salary or other compensation to any employee of the Company (other than any increase in wages or salaries granted in the ordinary course of business and consistent with the Company's past practice granted to any employee who is not affiliated with the Company other than by reason of such Person's employment by the Company);

                  (i) made any charitable contributions on behalf of the Company;

                  (j) suffered damages, destruction or casualty losses which, in the aggregate, exceed $10,000 (whether or not covered by insurance) to any Asset;

                  (k) received any indication from any supplier of the Company to the effect that such supplier will stop, or decrease the rate of, supplying materials, products or services to the Company (whether or not the Merger is consummated), or received any indication from any customer of the Company to the effect that such customer will stop, or decrease the rate of, buying materials, products or services from the Company (whether or not the Merger is consummated);

                  (l) entered into any transaction other than in the ordinary course of business and consistent with the Company's past practice, or entered into any other transaction, whether or not in the ordinary course of business, which may adversely affect the Company;

                  (m) declared, set aside, or paid any dividend or made any distribution with respect to the Company's capital stock or equity interests or redeemed, purchased, or otherwise acquired any of the Company's capital stock or equity interests;

                  (n) adopted or amended any employee benefit or welfare plan relating to the employees of the Company; or

                  (o) received any indication from any key employee to the effect that such key employee will terminate employment with the Company; or

                  (p) agreed to do any act described in any of clauses 4.8(a) through (o).

         4.9 Governmental Filings. Except as set forth on Schedule 4.9, other than the filing of the Merger Certificate with the State of New Jersey and the State of Nevada, respectively, and the Pre-Merger Notification, if applicable, no notices, reports or other filings are required to be made by the Company with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by the Company from, any Government Entity in connection with the execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated by the Transaction Documents.

         4.10 Tax Matters. Except as set forth in the attached Schedule 4.10:

                  (a) The Company and each Subsidiary of the Company has timely filed all Tax Returns that it was required to file.

                  (b) All such Tax Returns were and are true, correct and complete in all respects.

                  (c) All Taxes owed by the Company and each Subsidiary (whether or not shown on any Tax Return for all time periods through the Closing Date) have been paid. The amount of liability for unpaid Taxes for all time periods ending on or before the Closing Date will not exceed the amount of current liability accruals for Taxes (excluding reserves for deferred Taxes) as such accruals are reflected on the most recent the Company balance sheet.

                  (d) No information related to Tax matters has been requested by any Taxing authority and there are no ongoing examinations or claims against the Company or any Subsidiary for Taxes, and no notice of any audit, examination, or claim for Taxes, whether pending or threatened, has been received.

                  (e) The Company and each Subsidiary currently are not the beneficiary of any extension of time within which to file any Tax Return, except with respect to such Tax Returns due in 2001;

                  (f) No claim has ever been made by an authority in a jurisdiction where the Company or a Subsidiary does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. The Company and each Subsidiary is not required to file Tax Returns in any jurisdiction in which it is not currently filing Tax Returns.

                  (g) There are (and as of immediately following the Closing Date there will be) no Liens other than Permitted Liens on any of the Assets of the Company or a Subsidiary that arose in connection with any failure (or alleged failure) to pay any Tax.

                  (h) The Company and each Subsidiary has withheld and paid over to the proper governmental entities all Taxes required to have been withheld and paid over in all matters, including in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

                  (i) To the Knowledge of any director or officer of the Company, there is no basis for the assertion of any claim relating or attributable to Taxes which, if adversely determined, would result in any Lien on the Assets of the Company or otherwise have an adverse effect on the Company or any of its Subsidiaries or their respective businesses.

                  (j) There are no unresolved disputes or claims concerning the Tax liability of the Company or each Subsidiary.

                  (k) The Company and each Subsidiary have been, and are currently not, subject to a Tax audit.

                  (l) The Company and each Subsidiary have never waived or extended any statute of limitations in respect of Taxes or agreed to any extension of time with respect to any Tax assessment or deficiency as to which the period of extension has not elapsed.

                  (m) The  Company  has not filed any  consent  agreement  under
Section 341(f) of the Code concerning collapsible corporations.

                  (n) The Company has never made any payments, is not obligated to make any payments, and is not a party to any agreement that could obligate it to make any payments that will not be deductible under Sections 280(G) and 404 of the Code.

                  (o) The Company has never been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code.

                  (p) The  Company  has  disclosed  on its  federal  income  Tax
Returns all positions taken therein that could give rise to a substantial understatement of Federal Income Tax within the meaning of Section 6662 of the Code.

                  (q) The Company and each Subsidiary are not a party to any Tax allocation, Tax indemnity or Tax sharing agreement. The Company (A) has never been a member of an Affiliated Group filing a consolidated federal income Tax Return and (B) has no liability for the Taxes of any Person (other than any of the Company) under Treas. Reg. ss.1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

                  (r) The Company has a taxable year ended on December 31 of each year.

                  (s) The Company currently utilizes the accrual method of accounting for income Tax purposes and such method of accounting has not changed.

                  (t) There are no tax rulings, requests for rulings, closing agreements or changes of accounting method relating to the Company or any of its Subsidiaries that could affect their liability for Taxes for any period after the Closing Date.

                  (u) No property of the Company is "tax-exempt use property" within the meaning of Section 168(h) of the Code.

                  (v) The  Company is not a party to any lease made  pursuant to
Section 168(f) of the Code.

                  (w) The Company will not be required to include in a taxable period ending after the date of the Closing income attributable to a prior taxable period that was not recognized in that prior taxable period as a result of the installment method of accounting, the completed contract method of accounting, the long-term contract method of accounting, the cash method of accounting or Section 481 of the Code or comparable provisions of state or local or foreign tax law.

         4.11 Contracts and Commitments.

                  (a) Contracts. Schedule 4.11(a) sets forth a complete list of all agreements to which the Company or any Subsidiary of the Company is a party (the "Contracts"). All references to the Company in this Section 4.11(a) refer to both the Company and to each Subsidiary of the Company. Other than this Agreement and the agreements described on Schedule 4.11(a), neither the Company nor any Subsidiary of the Company is a party to any written or oral:

                           (i) pension,  profit sharing, stock option,  employee
stock purchase or other plan or arrangement providing for deferred or other compensation to employees or any other employee benefit, welfare or stock plan or arrangement which is not described on the attached Schedule 4.17, or any contract with any labor union, or any severance agreement;

                           (ii) contract for the  employment or engagement as an
independent contractor of any Person on a full-time, part-time, consulting or other basis;

                           (iii)  contract  pursuant  to which the  Company  has
advanced  or loaned  funds,  or agreed to  advance or loan  funds,  to any other
Person;

                           (iv)   contract   or   indenture   relating   to  any
Indebtedness or the mortgaging, pledging or otherwise placing a Lien on any of the Company Shares or any of the Assets of the Company;

                           (v)  contract  pursuant  to which the  Company is the
lessee of, or holds or operates, any real or personal property owned by any other Person;

                           (vi)  contract  pursuant  to which the Company is the
lessor of, or permits any third party to hold or operate, any real or personal property owned by the Company or of which the Company is a lessee;

                           (vii) assignment,  license,  indemnification or other
contract with respect to any intangible property (including any Proprietary Right) which is material to the Business and is not described on Schedule 4.12;

                           (viii) contract or agreement with respect to services
rendered or goods sold or leased to or from others, other than any customer purchase order accepted in the ordinary course of business and in accordance with the Company's past practice;

                           (ix)  contract  prohibiting  the Company  from freely
engaging in any business anywhere in the world;

                           (x)    independent     sales     representative    or
distributorship agreement with respect to the Business; or

                           (xi) executory  contract (other than one described in
Sections 4.11(a)(i) through 4.11(a)(x)) which is material to the Company or involves a consideration in excess of $5,000.

                  (b)  Enforceability.  Each Contract  described on the attached
Schedule 4.11(a) is a valid and binding agreement of the Company, enforceable by the Company in accordance with its terms, except as such enforceability against the other parties thereto may be limited by (i) applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors' rights generally and (ii) applicable equitable principles (whether considered in a proceeding at law or in equity).

                  (c) Compliance. The Company has performed all obligations required to be performed by it under each Contract, and the Company is not in default under or in breach of (nor is it in receipt of any claim of any such default under or breach of) any such obligation. No event has occurred which with the passage of time or the giving of notice (or both) would result in a default, breach or event of noncompliance under any obligation of the Company pursuant to any Contract. The Company has no present expectation or intention of not fully performing any obligation of the Company pursuant to any Contract, and the Company have no Knowledge of any breach or anticipated breach by any other party to any Contract.

                  (d) Leases. With respect to each Contract which is a lease of personal property, the Company holds a valid and existing leasehold interest under such lease for the term thereof.

                  (e) Affiliated Transactions. Except as set forth on Schedule 4.11(e), no officer, director, stockholder or Affiliate of the Company (and no individual related by blood or marriage to any such Person, and no entity in which any such Person or individual owns any beneficial interest) is a party to any agreement, contract, commitment or transaction with the Company (other than this Agreement) or has any interest in any property used by the Company.

                  (f) Copies. Purchasers' legal counsel has been supplied with a true and correct copy of each written Contract, each as currently in effect.

         4.12 Proprietary  Rights. All references to the Company in this Section
4.12 refer to both the Company and to each Subsidiary of the Company.

                  (a) Schedule. The attached Schedule 4.12(a) contains a complete and accurate list of all Proprietary Rights, both domestic and foreign, including but not limited to (i) all patented or registered Proprietary Rights owned by the Company or used in connection with the Business, (ii) all pending patent applications and applications for registrations of other Proprietary Rights filed by or on behalf of the Company or used in connection with the Business, (iii) all registered trade names, trademarks, corporate names, and websites, and unregistered trade names, trademarks and service marks owned by the Company or used in connection with the Business, (iv) all inventions, trade secrets or other proprietary information not otherwise the subject of a patent, patent application, or registered application to register Proprietary Rights, and (v) all registered and unregistered copyrights and computer software which are material to the financial condition, operating results, assets, customer or supplier relations, employee relations or business prospects of the Company. The attached Schedule 4.12(a) also contains a complete and accurate list of all licenses, covenants not to sue, and other rights granted by the Company to any third party, all licenses, covenants not to sue, and other rights granted by any third party to the Company, with respect to any Proprietary Rights, a general description of all agreements or arrangements of escrows of source codes in favor of licensees together with a description of the location of copies of all such agreements. The Proprietary Rights comprise all intellectual property rights which are used or useful in the operation of the Business or is otherwise owned by the Company.

                  (b) Ownership; Claims. The Company believes that it owns and possesses all right, title and interest in and to (or has the right to use pursuant to a valid and enforceable license) all Proprietary Rights described on
Schedule 4.12(a) which are necessary or desirable for the operation of the Company's business and is not aware of rights which it does not own or possess which it believes are necessary for its business as presently conducted and as presently proposed to be conducted, and the Company has taken all necessary actions to maintain and protect its interest in all the Proprietary Rights. The Company believes that the owners of the Proprietary Rights licensed to the Company have taken all necessary actions to maintain and protect the Proprietary Rights which are subject to such licenses in the United States and in the United Kingdom.

                           (i) the Company owns in the entirety or has the right
to use all of the Proprietary Rights described on such Schedule and each other Proprietary Right which is material to the conduct of the Business (in each case free and clear of all Liens and free of all claims to the use by others),

                           (ii)  there  have been no  claims  made  against  the
Company asserting the invalidity, misuse or unenforceability of any of such Proprietary Rights, and there are no grounds known to the Company for any such claim,

                           (iii) the Company has not received any notice of (nor
is it aware of any facts which indicate a likelihood of) any infringement or misappropriation by, or conflict with, any Person with respect to any of such Proprietary Rights (including any demand or request that the Company license rights from any Person),

                           (iv) the conduct of the Business  has not  infringed,
misappropriated, or violated, and does not infringe, misappropriate or violate in any respect, any proprietary right of any other Person, nor would Purchasers' conduct of the Business as presently conducted infringe, misappropriate or violate in any respect any proprietary right of any other Person,

                           (v) to the Knowledge of the Company, such Proprietary
Rights have not been infringed, misappropriated or violated in any respect by any other Person, and

                           (vi)   the    consummation   of   the    transactions
contemplated by this Agreement will have no adverse effect on any such Proprietary Right.

                  (c) Except as set forth on Schedule 4.12(c), all Proprietary Rights set forth on Schedule 4.12(a) may be assigned by the Company in accordance with this Agreement without obtaining the prior consent of any Person other than a Party to this Agreement.

         4.13 Litigation. Except as set forth on Schedule 4.13, there is no action, suit, proceeding, order, investigation or claim pending against or affecting the Company, any Subsidiary of the Company or the Business (pending or threatened against or affecting any officer, director or employee of the Company or of any Subsidiary of the Company), at law or in equity, or before or by any Government Entity, including (a) with respect to the transactions contemplated by the Transaction Documents, or (b) concerning the design, manufacture, rendering or sale by the Company of any product or service or otherwise concerning the conduct of the Business, and, in the case of subsections (a) and
(b), there is no basis for any of the foregoing.

         4.14 Brokerage. Except as set forth on Schedule 4.14, there is no claim for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by the Transaction Documents which is binding upon the Company or to which the Company or any of the Company Shares or any of the Assets of the Company is subject.

         4.15 Insurance. The attached Schedule 4.15 contains a description of each insurance policy maintained by the Company or its Subsidiaries with respect to the Company, its Subsidiaries, its properties, assets or business, and each such policy is in full force and effect. The Company are not in default of any obligation pursuant to any insurance policy described on Schedule 4.15.

         4.16 Employees.

                  (a) Continued Employment. Except as set forth on Schedule 4.16, to the Knowledge of the Company, no executive or key employee of the Company or any Subsidiary of the Company or any group of employees of the Company or any Subsidiary of the Company has any plans to terminate employment with the Company or such Subsidiary.

                  (b) Compliance and Restrictions. The Company and each of its Subsidiaries have substantially complied with all laws relating to the employment of labor, including provisions of such laws relating to wages, hours, equal opportunity, collective bargaining and the payment of social security and other taxes, and the Company has no labor relations problem (including any union organization activities, threatened or actual strikes or work stoppages or grievances). Except as set forth on Schedule 4.16, neither the Company, any Subsidiary of the Company nor any employees of the Company or of any Subsidiary of the Company are subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement relating to, affecting, or in conflict with, the Business activities as presently conducted or as proposed to be conducted. Except as set forth on Schedule 4.16, the consummation of this Agreement will not give rise to (i) the vesting of any restricted stock of the Company or any Subsidiary of the Company, (ii) any change of control provisions set forth in any agreement between any Person and the Company (or any Subsidiary of the Company), (iii) any severance payments to become due and owing to any Person by the Company or by any Subsidiary of the Company, or (iv) any other similar benefits becoming payable.

         4.17 ERISA. All references to the Company in this Section 4.17 refer to both the Company and to each Subsidiary of the Company. Except as set forth on the attached Schedule 4.17, with respect to all current employees (including those on lay-off, disability or leave of absence), former employees, and retired employees of the Company:

                  (a) the Company neither maintains nor contributes to any (i) employee welfare benefit plans (as defined in Section 3(1) of ERISA) (Employee Welfare Plans), or (ii) any plan, policy or arrangement which provides nonqualified deferred compensation, bonus or retirement benefits, severance or "change of control" (as set forth in Code Section 280G) benefits, or life, disability, accident, vacation, tuition reimbursement or other fringe benefits (Other Plans);

                  (b) the Company does not maintain, contribute to, or participate in any defined benefit plan or defined contribution plan which are employee pension benefit plans (as defined in Section 3(2) of ERISA) (Employee Pension Plans);

                  (c) the Company does not contribute to or participate in, and has neither contributed to nor participated in for the past six years, any multiemployer plan (as defined in Section 3(37) of ERISA) (a Multiemployer
Plan);

                  (d) the Company does not maintain or have any obligation to contribute to or provide any post-retirement health, accident or life insurance benefits to any Employee, other than limited medical benefits required to be provided under Code Section 4980B;

                  (e) all Plans (and all related trusts and insurance contracts) comply in form and in operation in all material respects with the applicable requirements of ERISA and the Code;

                  (f) all required reports and descriptions (including all Form 5500 Annual Reports, Summary Annual Reports, PBGC-1s and Summary Plan Descriptions) with respect to all Plans have been properly filed with the appropriate Government Entity or distributed to participants, and the Company has complied substantially with the requirements of Code Section 4980B;

                  (g) with respect to each Plan, all contributions, premiums or payments which are due on or before the Closing Date have been paid to such Plan; and

                  (h) the Company has not incurred any liability to the Pension Benefit Guaranty Corporation (the PBGC), the United States Internal Revenue Service, any multiemployer plan or otherwise with respect to any employee pension benefit plan or with respect to any employee pension benefit plan currently or previously maintained by members of the controlled group of companies (as defined in Sections 414(b) and (c) of the Code) that includes the Company (the Controlled Group) that has not been satisfied in full, and no condition exists that presents a risk to the Company or any member of the Controlled Group of incurring such a liability (other than liability for premiums due the PBGC) which could reasonably be expected to have any adverse effect on the Company or any of the Company Shares or any of the Assets of the Company after the Closing.

         4.18 Real Estate.

                  (a) Owned Properties. Except as set forth on Schedule 4.18(a), neither the Company nor any Subsidiary thereof owns any real property.

                  (b) Leased Property. The attached Schedule 4.18(b) lists and describes briefly all real property leased or subleased to the Company or to any Subsidiary of the Company, and all other real property which is used in the Business and not owned by the Company or any Subsidiary of the Company (the "Leased Real Property of the Company"). The Company has delivered to Purchasers' legal counsel correct and complete copies of the leases and subleases listed on
Schedule 4.18(b) (collectively, the "Company Leases"). With respect to the Leased Real Property and each of the Leases, except as set forth on Schedule 4.18(b):

                           (i) such  Company  Lease is  legal,  valid,  binding,
enforceable, and in full force and effect;

                           (ii) the  Company is not aware that any party to such
Company Lease is in breach or default, and the Company is not aware that any event has occurred which, with notice or lapse of time, would constitute such a breach or default or permit termination, modification, or acceleration of such Company Lease;

                           (iii) the Company is not aware that any party to such
Company Lease has repudiated any provision thereof;

                           (iv)  there  are no  disputes,  oral  agreements,  or
forbearance programs in effect as to such Company Lease;

                           (v) in the  case of each  Company  Lease  which  is a
sublease, the representations and warranties set forth in clauses 4.18(b) (i) through (v) are true and correct with respect to the underlying lease;

                           (vi)  the  Company  has  not  assigned,  transferred,
conveyed, mortgaged, deeded in trust, or encumbered any interest in the leasehold or subleasehold created pursuant to such Company Lease;

                           (vii) none of the Company Leases has been modified in
any respect, except to the extent that such modifications are in writing and have been delivered or made available to Purchasers;

                           (viii)  to  the   Knowledge  of  the   Company,   all
buildings, improvements and other structures located upon the Leased Real Property of the Company have received all approvals or Governmental Entities, including licenses and permits, required in connection with the operation of the Business thereon and have been operated and maintained in accordance with all applicable Legal Requirements and the terms and conditions of the Company Leases; and

                           (ix) to the Knowledge of the Company,  all buildings,
structures and other improvements located upon the Leased Real Property of the Company, including all components thereof, are in good operating condition subject to the provision of usual and customary maintenance in the ordinary course of business with respect to buildings, structures and improvements of like age and construction and all water, gas, electrical, steam, compressed air, telecommunication, sanitary and storm sewage and other utility lines and systems serving the Leased Real Property of the Company are sufficient to enable the continued operation of the Leased Real Property of the Company in the manner currently being used in connection with the operation of the Business of the Company.

         4.19  Compliance  with  Laws.  All  references  to the  Company in this
Section 4.19 refer to both the Company and to each Subsidiary of the Company.

                  (a)  Generally.   The  Company  has  not  violated  any  Legal
Requirement, and the Company have not received notice alleging any such violation.

                  (b) Required Permits. The Company has complied with (and is in compliance with) all permits, licenses and other authorizations required for the occupation of the Company's facilities and the operation of the Business of the Company. The items described on the attached Schedule 4.19(b) constitute all of the permits, filings, notices, licenses, consents, authorizations, accreditation, waivers, approvals and the like of, to or with any Government Entity which are required for the consummation of the Merger, or any other transaction contemplated by the Transaction Documents or the conduct of the Business (as it is presently conducted by the Company) thereafter.

                  (c) Environmental and Safety Matters. Without limiting the generality of Sections 4.19(a) and (b):

                           (i) The Company has  complied,  and is in  compliance
with, all Environmental and Safety Requirements.

                           (ii)   Without   limiting  the   generality   of  the
foregoing, the Company has obtained and complied with, and is in compliance with, all permits, licenses and other authorizations that may be required pursuant to Environmental and Safety Requirements for the occupation of its facilities and the operation of the Business. A list of all such permits, licenses and other authorizations is set forth on the attached Schedule 4.19(b).

                           (iii) The  Company  has not  received  any written or
oral notice, report or other information regarding any liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) or investigatory, remedial or corrective obligations, relating to it or its facilities and arising under Environmental and Safety Requirements.

                           (iv) None of the following  exists at any property or
facility owned, operated or occupied by the Company:

                                  (1) underground   storage  tanks  or  surface
                                      impoundments

                                  (2) asbestos-containing  material in any form
                                      or condition; or

                                  (3) materials   or   equipment    containing
                                      polychlorinated biphenyls.

                           (v) The Company has not treated, stored, disposed of,
arranged for or permitted the disposal of, transported, handled, or Released any substance, including any Hazardous Substance, or owned or operated any facility or property, so as to give rise to liabilities of the Company for response costs, natural resource damages or attorneys' fees pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or similar state or local Environmental and Safety Requirements.

                           (vi) Neither this Agreement nor the  consummation  of
the Merger will result in any obligations for site investigation or cleanup, or notification to or consent of any Government Entity or third parties, pursuant to any so-called "transaction-triggered" or "responsible property transfer" Environmental and Safety Requirements.

                           (vii) The Company  has not,  either  expressly  or by
operation of law, assumed or undertaken any liability, including any obligation for corrective or remedial action, of any other Person relating to any Environmental and Safety Requirements.

                           (viii)  No  Environmental  Lien has  attached  to any
property now or previously owned, leased or operated by the Company.

                           (ix) Without limiting the foregoing, no facts, events
or conditions relating to the Leased Real Property, or other past or present facilities, properties or operations of the Company will prevent, hinder or limit continued compliance with Environmental and Safety Requirements, give rise to any investigatory, remedial or corrective obligations pursuant to Environmental and Safety Requirements, or give rise to any other liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) pursuant to Environmental and Safety Requirements, including any relating to onsite or offsite Releases or threatened Releases of Hazardous Substances, personal injury, property damage or natural resource damage.

         4.20 Product Warranty. Except as set forth on the attached Schedule 4.20, all products manufactured, serviced, distributed, sold or delivered by the Company or by any Subsidiary of the Company have been manufactured, serviced, distributed, sold and/or delivered in conformity with all applicable contractual commitments and all express and implied warranties. No liability of the Company or any Subsidiary of the Company exists for replacement or other damages in connection with any such product.

         4.21 Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the Company, or on behalf of any Subsidiary of the Company, except as set forth on Schedule 4.21.

         4.22 Bank Accounts. Schedule 4.22 identifies the names and locations of all banks, depositories and other financial institutions in which the Company, or any Subsidiary of the Company or any other Person on behalf of the Company, has an account or safe deposit box and the names of all persons authorized to draw on such accounts or to have access to such safe deposit boxes.

         4.23 Disclosure. Neither this Article IV nor any schedule, attachment, written statement, certificate or similar item supplied to Purchasers by or on behalf of the Company with respect to the transactions contemplated by the Transaction Documents contains any untrue statement of a material fact or omits a material fact necessary to make each statement contained herein or therein not misleading. There is no fact which the Company have not disclosed to Purchasers in writing and of which the Company or any officer, director or executive employee of the Company are aware (other than matters of a general economic nature) and which has had or could reasonably be expected to have a material adverse effect upon the Assets of the Company, the Company Shares or the financial condition, operating results, assets, customer or supplier relations, employee relations or business prospects of the Business of the Company.


                                    ARTICLE V

                                    COVENANTS

         5.1 Proxy Statement/Prospectus; Registration Statement.

                  (a) Proxy Statement/Prospectus. TechSys and the Company shall cooperate in preparing a proxy statement (the "TechSys Proxy Statement") which shall be utilized to solicit proxies in connection with the meeting at which the stockholders of TechSys will vote on the Merger (the "TechSys Meeting") and a proxy statement/prospectus (the "Proxy Statement/Prospectus") which shall be utilized to solicit proxies in connection with the meeting at which the Company's stockholders will vote upon the Merger (the "Company Meeting"). The Proxy Statement/Prospectus shall also constitute a prospectus for the offer, sale and registration of the TechSys Shares under the Securities Act. Promptly after TechSys and the Company confirm that the Proxy Statement/Prospectus is satisfactory for filing in preliminary form, such Proxy Statement/Prospectus shall be filed with the SEC. Each party will promptly advise the other party in writing if at any time prior to the Company Meeting and the TechSys Meeting it obtains Knowledge of any facts that might make it necessary or appropriate to amend or supplement the Proxy Statement/Prospectus or the TechSys Proxy Statement in order to make the statements contained or incorporated by reference therein not misleading or to comply with applicable law.

                  (b) Registration Statement. TechSys shall prepare and file with the SEC a registration statement on Form S-4 (or other appropriate Form) including such Proxy Statement/Prospectus (the "Registration Statement") to register the Merger Consideration under the Securities Act as soon as is reasonably practicable following receipt of final comments from the Staff of the SEC on the Proxy Statement/Propectus (or advice that such Staff shall not review such filing), and shall use all reasonable efforts to have the Registration Statement declared effective by the SEC as promptly as practicable and to maintain the effectiveness of such Registration Statement. TechSys will afford the Company and its counsel a reasonable opportunity to comment on (i) the Registration Statement in preliminary form prior to its being filed with the SEC, (ii) any response to any comments from the Staff of the SEC with respect to such Registration Statement in preliminary form, and (iii) any proposed amendments to the Registration Statement. Each party will promptly advise the other in writing if at any time prior to the TechSys Meeting and the Company Meeting it shall obtain Knowledge of any facts that might make it necessary or appropriate to amend or supplement the Registration Statement in order to make the statements contained or incorporated by reference therein not misleading or to comply with applicable law. TechSys shall also take any action required to be taken under state blue sky or securities laws in connection with the issuance of the TechSys Shares pursuant to the Merger, and the Company shall furnish TechSys all information concerning the Company and the holders of its Capital Stock and shall take any action as TechSys may reasonably request in connection with any such action.

         5.2.     Access to Properties and Records; Confidentiality.

                  (a) TechSys shall permit the Company and its agents and representatives, including, without limitation, officers, directors, employees, attorneys, accountants and financial advisors (collectively, "Representatives"), and the Company shall permit TechSys and its Representatives, reasonable access to their respective properties, and shall disclose and make available to the Company and its Representatives or TechSys and its Representatives, as the case may be, all Books and Records thereof, including all books, papers and records, electronic or otherwise, relating to their respective assets, stock ownership, properties, operations, obligations and liabilities, including, but not limited to, all books of account (including the general ledger and books of original entry), tax records, minute books of directors' and stockholders' meetings, organizational documents, bylaws, material contracts and agreements, filings with any regulatory authority, independent auditors' work papers (subject to the receipt by such auditors of a standard access representation letter), litigation files, plans affecting employees, and any other business activities or prospects in which the Company and its representatives or TechSys and its representatives may have a reasonable interest. Neither party shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of any customer or would contravene any law, rule, regulation, order or judgment or, in the case of a document which is subject to an attorney-client privilege, would compromise the right of the disclosing party to claim that privilege. The parties will use all reasonable efforts to obtain waivers of any such restriction (other than the attorney client privilege) and in any event make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

                  (b) All information furnished by the parties hereto previously in connection with transactions contemplated by this Agreement or pursuant hereto shall be used solely for the purpose of evaluating the Merger contemplated hereby, shall be kept confidential and shall be treated as the sole property of the party delivering the information until consummation of the Merger contemplated hereby and, if such Merger shall not occur, each party and each party's Representatives shall return to the other party all documents or other materials containing, reflecting or referring to such information, will not retain any copies of such information, shall keep confidential all such information, and shall not directly or indirectly use such information for any competitive or commercial purposes or any other purpose not expressing permitted hereby.

                           (i)   Each   party    hereto    shall    inform   its
Representatives of the terms of this Section 5.2.

                           (ii)   Any   breach   of  this   Section   5.2  by  a
Representative of a party hereto shall conclusively be deemed to be a breach thereof by such party.

                           (iii)  In the  event  that  the  Merger  contemplated
hereby does not occur or this Agreement is terminated, all documents, notes and other writings prepared by a party hereto or its Representatives based on information furnished by the other party, and all other documents and records obtained from another party hereto in connection herewith, shall be promptly destroyed. The obligation to keep such information confidential shall continue for 30 months from the date the proposed Merger is abandoned but shall not apply to

                                    (1) any information which:

                                             (A)   the   party   receiving   the
information can establish by convincing evidence was already in its possession prior to the disclosure thereof to it by the other party;

                                             (B) was then generally known to the
public other than as a result of a disclosure by any party hereto or its Representative;

                                             (C)  became  known  to  the  public
through no fault of the party receiving such information; or

                                             (D)  was  disclosed  to  the  party
receiving such information by a third party not bound by an obligation of confidentiality; or

                                    (2)   disclosures   pursuant   to  a  legal,
regulatory or examination requirement or in accordance with an order of a court of competent jurisdiction, provided that in the event of any disclosure required by this clause (2), the disclosing party will give reasonable prior written notice of such disclosure to the other parties and shall not disclose any such information without an opinion of counsel supporting its position that such information must be disclosed.

                  (c) In addition to all other remedies that may be available to any party hereto in connection with a breach by any other party hereto of its or its Representative's obligations under this Section 5.2, each party hereto shall be entitled to specific performance and injunctive and other equitable relief with respect to this Section 5.2. Each party hereto waives, and agrees to use all reasonable efforts to cause its Representatives to waive, any requirement to secure or post a bond in connection with any such relief.

         5.3 Board Representation. Following the consummation of the Merger, the respective boards of directors of TechSys and the Surviving Company will consist of seven directors, of which four will be nominated by the board of directors of the Company prior to the Effective Time (of which no less than one director will be independent, as defined in NASD Rule 4200) and three will be nominated by the board of directors of TechSys prior to the Effective Time (of which no less than one will be independent, as defined in NASD Rule 4200), until such time as TechSys is no longer qualified as a "Small Business Issuer," as such term is defined by Rule 405 of the Securities Act, at which time the board of directors of TechSys shall select an additional independent director, as defined in NASD Rule 4200, to serve on such board.

         5.4 Post-Merger Officers of TechSys. At the first meeting of the board of directors of TechSys that occurs after the Effective Time:

                  (a) The following persons shall be elected to the following offices:

                           (i)  Malcolm  Bricklin  and Alvin S.  Trenk  shall be
elected to serve as Co-Chairmen of the board of directors of TechSys and Co-Chief Executive Officers of TechSys;

                           (ii)  Steven L.  Trenk  shall be  elected to serve as
President and Chief Operating Officer of TechSys;

                           (iii)  Richard  Janowski,  directly  or by an  entity
owned by Richard Janowski, shall be elected to serve as an officer of SOFC Energy, Inc., which shall be an operating Subsidiary of TechSys after the Effective Time; and

                           (iv) Rick Moore,  directly  or by an entity  owned by
Rick Moore, shall be elected to serve as an officer of SOFC Energy, Inc., which shall be an operating Subsidiary of TechSys after the Effective Time.

                  (b)  The  pre-Merger  principals  of  the  Company  listed  on
Schedule 5.4(b) shall each be named as eligible key employees under the TechSys 2000 Incentive Compensation Plan.

         5.5 Modification of Certain Warrants. The warrants to purchase an aggregate of 1,350,000 shares of TechSys held by each of Alvin S. Trenk, Steven
L. Trenk and Martin G. Jacobs, M.D., respectively, which were approved by the stockholders of TechSys on August 16, 2001, shall be modified to be in substantially the form of Exhibit A annexed hereto.

         5.6 Grant of Certain Warrants. At the Effective Time, TechSys shall grant to the individuals set forth on Schedule 5.6 fully vested warrants, substantially in the form of Exhibit A annexed hereto, to purchase an aggregate of 1,350,000 shares of TechSys Common Stock, at an exercise price of $3.00 per share.

         5.7 Exclusivity. Until September 30, 2001 (or the prior termination of this Agreement), the Company will not and will cause its Affiliates, representatives and agents not to (i) solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of any capital stock or other voting securities, or any substantial portion of the assets, of the Company (including any acquisition structured as a merger, consolidation, or share exchange) or (ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing, unless such solicitation, initiation, encouragement, participation or facilitation is effected jointly with TechSys. The Company agrees to notify Purchasers immediately if any Person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

         5.8 Representations and Warranties of Certain Stockholders of the Company. The Company shall secure and deliver to TechSys at or prior to Closing executed representations and warranties of the stockholders of the Company set forth on Schedule 5.8, in substantially the form of Exhibit B attached hereto (the "Company Stockholder Representations"), which are required for the issuance of an Opinion of Counsel regarding the tax status of the Merger which shall be filed with the SEC in connection with the Registration Statement.

         5.9 Employment Agreements. At Closing, (i) Malcolm Bricklin and TechSys shall enter into an employment agreement substantially in the form of Exhibit C annexed hereto, and (ii) each of Richard Janowski and Rick Moore, respectively, shall enter into separate employment agreements with TechSys substantially in the form of Exhibit D annexed hereto. The existing employment agreements by and between TechSys and Alvin S. Trenk and TechSys and Steven L. Trenk, respectively, shall remain in full force and effect and shall be unaffected by the consummation of the Merger and all other transactions contemplated by this Agreement.

         5.10 Business Office. The post-Merger business office of TechSys shall be located at 147 Columbia Turnpike, Florham Park, New Jersey.

         5.11 TechSys  Options.  At the  Effective  Time,  the key  employees of
TechSys set forth on Schedule 5.11 shall be granted options to purchase an aggregate of 2,550,304 shares of TechSys Common Stock (the "TechSys Options"), to be allocated to such key employees as set forth on Schedule 5.11, to be granted as set forth on Schedule 5.11.

         5.12 Company Stockholder Representation Letter. On or prior to Closing, the Company shall deliver to TechSys a representation letter, substantially in the form of Exhibit E annexed hereto, executed by each of the stockholders of the Company set forth on Schedule 5.12, which acknowledges each such stockholder's understanding of such stockholder's responsibilities under, and restrictions on transfer of shares imposed by, Rule 144 of the Securities Act and Section 16 of the Exchange Act with respect to the shares of TechSys Common Stock acquired by such stockholder pursuant to this Agreement (the "Company Stockholder Representation Letter").

         5.13 Division or Combination of TechSys Common Stock. TechSys shall not divide or combine the TechSys Common Stock prior to the Effective Time, except as set forth in, and in accordance with, Section 1.4(c)(i).

         5.14 Cancellation of Company Derivative Securities. The Company shall take such action as is necessary to terminate all Company Derivative Securities (as defined in Section 1.4(c)(iv)), other than such warrants set forth on
Schedule 1.4(c)(iv), at the Effective Time.

         5.15 Offer by the Company.

                  (a) Prior to the submission of the Proxy Statement/Prospectus to the stockholders of the Company, the Company and TechSys shall determine whether any offer (an "Offer") to stockholders of the Company is necessary with respect to any stock redemptions and, if such redemptions shall be made, the Company shall have completed all payments, if any, due to such stockholders of the Company pursuant to such Offer. Any Offer shall be made in accordance with
Schedule 5.15.

                  (b) In connection with any transfer or proposed transfer of securities of the Company (other than as provided in this Agreement), the Company shall disclose to any proposed transferee that the Company is considering making an Offer.

         5.16 Increase in Authorized Shares of TechSys. TechSys shall submit to its stockholders at the next meeting of the stockholders of TechSys a proposal to amend the Certificate of Incorporation of TechSys to increase the number of shares of TechSys Common Stock that TechSys is authorized to issue to 100,000,000 shares and to increase the number of shares of TechSys Preferred Stock that TechSys is authorized to issue to 10,000,000 shares.

         5.17 Conduct of the Business of the Company. During the period from the date of this Agreement to the Effective Time, the Company shall, and shall cause each Subsidiary of the Company to, conduct their respective businesses only in the ordinary course and consistent with prudent business practice, except for transactions permitted hereunder or with the prior written consent of TechSys, which consent will not be unreasonably withheld. The Company and each of its Subsidiaries shall use its reasonable best efforts to:

                  (a) preserve its business organization and that of each Subsidiary intact;

                  (b) keep available to itself and each Subsidiary of the Company the present services of their respective employees; and

                  (c) preserve for itself and TechSys the goodwill of its customers and those of the Subsidiaries of the Company and others with whom business relationships exist.

         5.18 Negative Covenants.

                  (a) Company Negative Covenants. From the date hereof to the Effective Time, except as otherwise approved by TechSys in writing, or as permitted or required by this Agreement, neither the Company nor any Subsidiary of the Company will:

                           (i)  change  any  provision  of  its  Certificate  of
Incorporation or any similar governing documents;

                           (ii) change any provision of its By-Laws  without the
consent of TechSys which consent shall not be unreasonably withheld;

                           (iii)  change the number of shares of its  authorized
or issued capital stock (except to increase its issued and outstanding shares of common stock of the Company to 96,556,750 shares) or issue or grant any option, warrant, call, commitment, subscription, right to purchase or agreement of any character relating to its authorized or issued capital stock, or any securities convertible into shares of such stock, or split, combine or reclassify any shares of its capital stock, or declare, set aside or pay any dividend, or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock;

                           (iv) grant any  severance or  termination  pay to, or
enter into or amend any employment or severance agreement with, any of its directors, officers or employees; adopt any new employee benefit plan or arrangement of any type; or award any increase in compensation or benefits to its directors, officers or employees;

                           (v) sell or  dispose  of any  substantial  amount  of
assets or voluntarily incur any significant liabilities other than in the ordinary course of business consistent with past practices and policies or in response to substantial financial demands upon the business of the Company or any Subsidiary of the Company;

                           (vi)  make  any  capital   expenditures   other  than
pursuant to binding commitments existing on the date hereof, expenditures necessary to maintain existing assets in good repair and expenditures described in business plans or budgets previously furnished to TechSys.

                           (vii) file any applications or make any contract with
respect to branching or site location or relocation;

                           (viii)  agree to  acquire  in any  manner  whatsoever
(other than to realize upon collateral for a defaulted loan) any business or entity or make any new investments in securities without the prior written consent of TechSys;

                           (ix)  make  any  material  change  in its  accounting
methods or practices, other than changes required in accordance with generally accepted accounting principles or regulatory authorities;

                           (x) take any action  that would  result in any of its
representations and warranties contained in Article IV of this Agreement not being true and correct in any material respect at the Effective Time or that would cause any of its conditions to Closing not to be satisfied;

                           (xi) purchase any shares of TechSys Common Stock; or

                           (xii) agree to do any of the foregoing.

                  (b) TechSys Negative Covenants. From the date hereof to the Effective Time, except as otherwise approved by the Company in writing, or as permitted or required by this Agreement, neither TechSys nor any Subsidiary of TechSys will:

                           (i)  change  any  provision  of  its  Certificate  of
Incorporation or any similar governing documents;

                           (ii) change any provision of its By-Laws  without the
consent of the Company, which consent shall not be unreasonably withheld;

                           (iii)  change the number of shares of its  authorized
or issued capital stock or issue or grant any option, warrant, call, commitment, subscription, right to purchase or agreement of any character relating to its authorized or issued capital stock, or any securities convertible into shares of such stock, or split, combine or reclassify any shares of its capital stock, or declare, set aside or pay any dividend, or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock;

                           (iv) grant any  severance or  termination  pay to, or
enter into or amend any employment or severance agreement with, any of its directors, officers or employees; adopt any new employee benefit plan or arrangement of any type, or award any increase in compensation or benefits to its directors, officers or employees;

                           (v) sell or  dispose  of any  substantial  amount  of
assets or voluntarily incur any significant liabilities other than in the ordinary course of business consistent with past practices and policies or in response to substantial financial demands upon the business of TechSys or any Subsidiary of TechSys;

                           (vi)  make  any  capital   expenditures   other  than
pursuant to binding commitments existing on the date hereof, expenditures necessary to maintain existing assets in good repair and expenditures described in business plans or budgets previously furnished to the Company.

                           (vii) file any applications or make any contract with
respect to branching or site location or relocation;

                           (viii)  agree to  acquire  in any  manner  whatsoever
(other than to realize upon collateral for a defaulted loan) any business or entity or make any new investments in securities without the prior written consent of the Company;

                           (ix)  make  any  material  change  in its  accounting
methods or practices, other than changes required in accordance with generally accepted accounting principles or regulatory authorities;

                           (x) take any action  that would  result in any of its
representations and warranties contained in Article III of this Agreement not being true and correct in any material respect at the Effective Time or that would cause any of its conditions to Closing not to be satisfied;

                           (xi) purchase any shares of the Company Common Stock;
or

                           (xii) agree to do any of the foregoing.

         5.19 No Solicitation.

                  (a) So long as this Agreement remains in effect, neither the Company nor any Subsidiary of the Company shall, unless effected jointly with TechSys, directly or indirectly, encourage or solicit or hold discussions or negotiations with, or provide any information to, any person, entity or group (other than TechSys) concerning any merger or sale of shares of capital stock or sale of substantial assets or liabilities not in the ordinary course of business, or similar transactions involving the Company or any Subsidiary of the Company.

                  (b) So long as this Agreement remains in effect, neither TechSys nor any Subsidiary of TechSys shall, unless effected jointly with the Company, directly or indirectly, encourage or solicit or hold discussions or negotiations with, or provide any information to, any person, entity or group (other than the Company) concerning any merger or sale of shares of capital stock or sale of substantial assets or liabilities not in the ordinary course of business, or similar transactions involving TechSys or any Subsidiary of TechSys.

         5.20 Further Assurances.

                  (a) Subject to the terms and conditions herein provided, each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to satisfy the conditions to Closing and to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, using reasonable efforts to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated by this Agreement and using its reasonable best efforts to prevent the breach of any representation, warranty, covenant or agreement of such party contained or referred to in this Agreement and to promptly remedy the same. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each party to this Agreement shall take all such necessary action. Nothing in this section shall be construed to require any party to participate in any threatened or actual legal, administrative or other proceedings (other than proceedings, actions or investigations to which it is a party or subject or threatened to be made a party or subject) in connection with consummation of the transactions contemplated by this Agreement unless such party shall consent in advance and in writing to such participation and the other party agrees to reimburse and indemnify such party for and against any and all costs and damages related thereto if the Merger is not consummated.

                  (b) TechSys agrees that from the date hereof to the Effective Time, except as otherwise approved by the Company in writing or as permitted or required by this Agreement, TechSys will use reasonable business efforts to maintain and preserve intact its business organization, properties, leases, employees and advantageous business relationships, and TechSys will not, nor will it permit any Subsidiary of TechSys to, take any action: (i) that would result in any of its representations and warranties contained in Article III of this Agreement not being true and correct in any material respect at, or prior to, the Effective Time, or (ii) that would cause any of its conditions to Closing not to be satisfied, or (iii) that would constitute a breach or default of its obligations under this Agreement.

         5.21 Disbursements by TechSys. TechSys shall not make any disbursements out of the TechSys Cash other than in the ordinary course of the business of TechSys without obtaining the prior written consent of the Company prior to making such disbursement.

         5.22 Disbursements by the Company. After the date hereof and no later than one day prior to the Closing Date, the Company shall increase the Company's cash by raising no less than $3,000,000 (the "Additional Company Cash"). From the date hereof until the Effective Time, the Company shall not disburse more than (a) such amounts as are necessary to repay the Company's outstanding obligation to Holding Capital Management, L.L.C. ("HCM") in the principal amount of $500,000, and interest thereon, (b) such amounts expended by the Company in connection with the Offer, and (c) any additional amounts other than in the ordinary course of the operation of the Company's business, and no more than $5,000 on any one item without obtaining the prior written consent of TechSys; provided, that, no disbursements shall be made under the Company's agreement with Wise Capital.com, which shall be terminated on or before one day prior to Closing.

         5.23 Termination of Certain Relationships by the Company Prior to Closing.

                  (a) The Company shall terminate all agreements and all other arrangements, written or otherwise, with Wise Capital.com on or before one day prior to Closing;

                  (b) The Company shall terminate all agreements and all other arrangements, written or otherwise, with HCM, other than the warrants set forth on Schedule 4.7 (the "HCM Warrants"), on or before one day prior to Closing; provided, that, the Company shall, no later than one day prior to Closing, obtain the written consent of HCM to exchange the HCM Warrants for warrants convertible into TechSys Common Stock, which shall be issued by TechSys after Closing and shall be exercisable at such a price and for such number of shares as adjusted in accordance with the Exchange Ratio and the share division or stock dividend referred to in Section 1.4(c)(i).

         5.24 Feldhammer Capital Warrants. The Company shall, no later than one day prior to Closing, obtain the written consent of Feldhammer Capital to exchange all warrants convertible into Capital Stock of the Company held by Feldhammer Capital for warrants convertible into TechSys Common Stock, as adjusted in accordance with the Exchange Ratio, equal in value to no less than 7% of the TechSys Cash at the Effective Time.

         5.25 Limitation on Outstanding Shares of Capital Stock of the Company. At the Effective Time, no more than an aggregate of 99,900,000 shares of the Capital Stock of the Company shall be outstanding (or issuable upon the exercise of options or warrants convertible into shares of Capital Stock of the Company).

         5.26 Ownership of Subsidiaries of the Company. From the date of this Agreement until the Effective Time, the Company shall at all times own no less than 60% of the equity and voting power of each Subsidiary of the Company.

         5.27 Grant of Additional TechSys Options. At or before the Effective Time, TechSys shall grant options to purchase no more than an aggregate of 150,000 shares of TechSys Common Stock to the individuals set forth on Schedule 5.27.


                                   ARTICLE VI

                                   CONDITIONS

         6.1 Conditions to Each Party's Obligations to Effect the Merger. The respective obligations of each party to effect the Merger shall be subject to the fulfillment, at or prior to the Effective Time, of the following conditions:

                  (a) The Merger shall have been approved and adopted by the requisite vote of the holders of the TechSys Common Stock, the holders of the Newco Common Stock and by the requisite vote of the holders of the Company's Capital Stock.

                  (b) The Registration Statement shall have become effective in accordance with the provisions of the Securities Act. No stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and remain in effect.

                  (c) Lazar's agreements to consent to the transactions contemplated by this Agreement, to terminate options to purchase shares of TechSys Common Stock held by Lazar, and to consent to the termination of the respective agreements between Lazar and TechSys relating to shares of TechSys Common Stock and options to purchase shares of TechSys Common Stock and between Lazar and the Company relating to finders fees and stockholder relations shall be delivered immediately prior to, or at, the Effective Time, or, if not so delivered, the Company and TechSys shall have determined that the options to purchase shares of TechSys Common Stock held by Lazar and the respective agreements between Lazar and TechSys relating to shares of TechSys Common Stock and options to purchase shares of TechSys Common Stock and between Lazar and the Company relating to finders fees and stockholder relations are void, and that the Company and TechSys have agreed to assert defenses to the enforcement thereof.

                  (d) Notwithstanding the definition of "change of control" set forth in Section 1.5 of the First Amended and Restated Employment Agreement, dated as of December 31, 1997, by and between Continental Choice Care, Inc. and Steven L. Trenk, Steven L. Trenk shall have agreed to waive his rights upon a "change of control" under such Employment Agreement with respect to this transaction (but not with respect to any future transaction).

                  (e) Each of TechTron, the shareholders of TechTron, Malcolm Bricklin, Richard Janowski and Rick Moore shall have entered into a Stockholders Agreement, substantially in the form of Exhibit F annexed hereto (the "Stockholders Agreement").

                  (f) In the event that the Parties are required to file Pre-Merger Notification with the FTC, the Parties shall have received written approval of the Merger from the FTC.

         6.2 Conditions to Obligations of the Company to Effect the Merger. The obligations of the Company to effect the Merger shall be subject to the fulfillment or waiver at or prior to the Effective Time of the additional following conditions:

                  (a) Each representation and warranty set forth in Article III shall be true and correct in all material respects as of the Closing.

                  (b) Purchasers shall have performed in all material respects each covenant or other obligation required to be performed by them pursuant to the Transaction Documents prior to the Closing.

                  (c) The consummation of the transactions contemplated by the Transaction Documents shall not be prohibited by any Legal Requirement or subject the Company to any penalty or liability arising under any Legal Requirement or imposed by any Government Entity.

                  (d) No action, suit or proceeding shall be pending or threatened before any Government Entity the result of which could prevent or prohibit the consummation of any transaction pursuant to the Transaction Documents, cause any such transaction to be rescinded following such consummation or adversely affect Purchasers performance of their obligations pursuant to the Transaction Documents, and no judgment, order, decree, stipulation, injunction or charge having any such effect shall exists.

                  (e) All filings, notices, licenses, consents, authorizations, accreditation, waivers, approvals and the like of, to or with any Government Entity or any other Person that are required for the Purchasers to consummate the Merger or any other transaction contemplated by the Transaction Documents or to own the Company Shares or to conduct the Business thereafter (the "Purchasers' Consents") shall have been duly made or obtained.

                  (f) TechSys shall have delivered to the Company a Certificate dated the Closing Date, signed by the President of TechSys stating that the conditions set forth in Section 6.2 (a) through (e) have been satisfied.

                  (g) TechSys shall have delivered to the Company a copy of the resolutions duly adopted by TechSys' board of directors authorizing TechSys' execution, delivery and performance of the Transaction Documents to which TechSys is a party and the consummation of the Merger and all other transactions contemplated by the Transaction Documents, as in effect as of the Closing, certified by an officer of TechSys.

                  (h) TechSys shall have delivered to the Company a copy of the resolutions duly adopted by Newco's board of directors authorizing Newco's execution, delivery and performance of the Transaction Documents to which Newco is a party and the consummation of the Merger and all other transactions contemplated by the Transaction Documents, as in effect as of the Closing, certified by an officer of Newco.

                  (i) TechSys shall have delivered to the Company a copy of the resolutions duly adopted by TechSys as the stockholder of Newco approving the Merger and this Agreement, certified by an officer of Newco.

                  (j) TechSys shall have delivered to the Company a certificate (dated not less than five business days prior to the Closing) of the Treasurer of the State of New Jersey as to the good standing of TechSys and Newco in New Jersey.

                  (k) TechSys shall have delivered to the Company copies of the Purchasers' Consents.

                  (l) TechSys shall have delivered to the Company such other documents relating to the transactions contemplated by the Transaction Documents to be consummated at the Closing as the Company may reasonably request.

                  (m) TechSys shall have delivered to the Company written resignations from each director and officer of TechSys set forth on Schedule 6.2(m) from such directorships and offices, to take effect as of the Closing.

                  (n) The TechSys Shares, prior to their issuance pursuant to this Agreement, will be listed on The Nasdaq SmallCap Market.

                  (o) The TechSys Cash shall not have been reduced by disbursements made out of the ordinary course of the business of TechSys, unless such disbursements were made after receipt by TechSys of the consent of the Company to make such disbursement.

                  (p) The Company shall have received an Opinion of Counsel as to the tax free status of the Merger.

         6.3 Conditions to Obligations of TechSys to Effect the Merger. The obligations of TechSys to effect the Merger shall be subject to the fulfillment or waiver at or prior to the Effective Time of the additional following conditions.

                  (a) Each of Malcolm Bricklin, Richard Janowski and Rick Moore shall have executed employment agreements with TechSys, as provided in Section 5.9.

                  (b) The Company shall have terminated the Company's agreement with Wise Capital.com and shall have made no payments thereunder after the date hereof.

                  (c) The Company shall have raised the Additional Company Cash during the period commencing on the date hereof and ending no later than one day prior to the Closing Date, and, from the date upon which the Company raised such Additional Company Cash until the Effective Time, the Company shall not have disbursed more than (i) such amounts as were necessary to repay the Company's obligation to HCM in the principal amount of $500,000, and interest thereon,
(ii) such  amounts  expended by the Company in  connection  with the Offer,  and
(iii) any additional amounts other than in the ordinary course of the operation of the Company's business, and shall not have disbursed more than $5,000 on any one item without obtaining the prior written consent of TechSys. The Company shall not have made any disbursements under the Company's agreement with Wise Capital.com, which shall be have been terminated on or before one day prior to Closing.

                  (d) The Company shall have delivered the Company Stockholder Representations (as defined in Section 5.8 hereof), duly executed by each of the stockholders of the Company set forth on Schedule 5.8.

                  (e) The Company shall have delivered the Company Stockholder Representation Letter (as defined in Section 5.12 hereof), duly executed by all of the stockholders of the Company set forth on Schedule 5.12.

                  (f) Each representation and warranty set forth in Article IV shall be true and correct in all material respects as of the Closing, and the Audited Financial Statements shall present fairly in all material respects the consolidated financial condition of the Company as of the dates of such statements and the results of operation for such periods, shall be accurate and complete, shall be consistent with the books and records of the Company (which, in turn, are, and shall be, accurate and complete) and shall be prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby except as noted therein.

                  (g) The Company and each Subsidiary of the Company shall have performed in all material respects each covenant or other obligation required to be performed by them pursuant to the Transaction Documents prior to the Closing.

                  (h) The consummation of the transactions contemplated by the Transaction Documents shall not be prohibited by any Legal Requirement or subject Purchasers, any of the Company Shares or any of the Assets of the Company to any penalty or liability arising under any Legal Requirement or imposed by any Government Entity.

                  (i) No action, suit or proceeding shall pending or threatened before any Government Entity the result of which could prevent or prohibit the consummation of any transaction pursuant to the Transaction Documents, cause any such transaction to be rescinded following such consummation or adversely affect Purchasers' right to conduct the Business or the Company's performance of its obligations pursuant to the Transaction Documents, and no judgment, order, decree, stipulation, injunction or charge having any such effect shall exist.

                  (j) All filings, notices, licenses, consents, authorizations, accreditation, waivers, approvals and the like of, to or with any Government Entity or any other Person that are required for the Company to consummate the Merger or any other transaction contemplated by the Transaction Documents or to own and transfer the Company Shares or permit the conduct of the Business by Purchasers thereafter (the "Company's Consents") shall have been duly made or obtained.

                  (k) The Company shall have delivered to Purchasers a Certificate, dated the Closing Date, signed by the President of the Company stating that the conditions set forth in Sections 6.3(e) through (j) have been satisfied.

                  (l) The Company shall have delivered to Purchasers a copy of the resolutions duly adopted by the Company's board of directors authorizing the Company's execution, delivery and performance of the Transaction Documents to which the Company is a party and the consummation of the Merger and all other transactions contemplated by the Transaction Documents, as in effect as of the Closing, certified by an officer of the Company;

                  (m) The Company shall have delivered to Purchasers a certificate (dated not less than five business days prior to the Closing) of the Secretary of State of the State of Nevada as to the good standing of the Company in Nevada.

                  (n) The Company shall have delivered to Purchasers the Books and Records;

                  (o) The Company shall have delivered to Purchasers copies of the Company Consents.

                  (p) The Company shall have delivered to Purchasers such other documents relating to the transactions contemplated by the Transaction Documents as Purchasers reasonably request.

                  (q) The Company shall have delivered to Purchasers written resignations from each director and officer of the Company set forth on Schedule 6.3(q) from such directorships and offices, to take effect as of the Closing.

                  (r) In the event that the board of directors of TechSys determines, in its sole discretion, to pursue an opinion of an investment banker or financial advisor that the Merger is fair to the stockholders of TechSys from a financial point of view, the board of directors of TechSys shall have received such opinion from the investment banker or financial advisor prior to Closing.

                  (s) The Company shall have terminated all agreements and all other arrangements, written or otherwise, with HCM, other than the HCM Warrants, and shall have obtained and delivered to TechSys the written consent of HCM to exchange the HCM Warrants for warrants convertible into TechSys Common Stock.

                  (t) The Company shall have obtained and delivered to TechSys the written consent of Feldhammer Capital to exchange all warrants convertible into Capital Stock of the Company held by Feldhammer Capital for warrants convertible into TechSys Common Stock.

                  (u) No more than an aggregate of 99,900,000 shares of the Capital Stock of the Company shall be outstanding (or issuable upon the exercise of options or warrants convertible into shares of Capital Stock of the Company).

                  (v) The Company shall own no less than 52% of the equity and voting power of each Subsidiary of the Company.

                  (w) The Company shall have taken all action necessary so that all Company Derivative Securities, other than such warrants set forth on
Schedule 1.4(c)(iv), will be canceled at the Effective Time.

                  (x) TechSys shall have received an Opinion of Counsel as to the tax free status of the Merger.


                                   ARTICLE VII


                [THIS ARTICLE HAD BEEN INTENTIONALLY LEFT BLANK]



                                  ARTICLE VIII

                                   TERMINATION

         8.1 Events of Termination. This Agreement may be terminated at any time
prior  to  the  Effective  Time,   whether  before  or  after  approval  by  the
stockholders of TechSys and the Company,

                  (a) by mutual consent of the Boards of Directors of TechSys and the Company;

                  (b) by either TechSys or the Company if the Merger shall not have been consummated on or before October 31, 2001, provided the terminating party is not otherwise in material breach of its obligations under this Agreement;

                  (c) by either TechSys or the Company for any reason prior to the expiration of the Due Diligence Review Period.

                  (d) by either TechSys or the Company if this Agreement is not approved at the 2001 annual meeting of the stockholders of TechSys or at such other meeting of the stockholders of TechSys held prior to September 15, 2001;

                  (e) by either TechSys or the Company in the event of (i) a breach by the other party of any representation or warranty contained herein, which breach has not been cured within 10 days after the giving of written notice to the breaching party of such breach and which breach, individually or in the aggregate when combined with other such breaches, would cause the conditions set forth in Section 6.2 or 6.3, as the case may be, not to be met if the date of the action described above were the date of the Closing or (ii) a material breach by the other party of any of the covenants or agreements contained herein, which breach has not been cured within 30 days after the giving of written notice to the breaching party of such breach;

                  (f) by TechSys if any of the conditions  specified in Sections
6.1 and 6.2 have not been met or waived by TechSys at such time as such conditions can no longer be satisfied; and

                  (g) by the Company if any of the conditions specified in Sections 6.1 and 6.3 have not been met or waived by the Company at such time as such conditions can no longer be satisfied.

         8.2      Effect of Termination.

         In the event of the termination of this Agreement pursuant to Section 8.1, this Agreement, except for the provisions of Article VII and Article VIII, shall become void and have no effect, without any liability on the part of any party or its directors, officers or stockholders. Notwithstanding the foregoing, nothing in this Section 8.2 shall relieve any Party of liability for a material breach of any provision of this Agreement and provided, further, however, that if it shall be judicially determined that termination of this Agreement was caused by an intentional breach of this Agreement, then, in addition to other remedies at law or equity for breach of this Agreement, the party so found to have intentionally breached this Agreement shall indemnify and hold harmless the other Parties for their respective out-of-pocket costs, fees and expenses of their counsel, accountants, financial advisors and other experts and advisors as well as fees and expenses incident to negotiation, preparation and execution of this Agreement and related documentation and stockholders' meetings and consents.

         8.3 Remedies on Termination After Expiration of Due Diligence Review Period.

                  (a) In  the  event  that,  after  the  expiration  of the  Due
Diligence Review Period, the Company terminates this Agreement for any reason other than as set forth in Section 8.1, the Company shall bear the legal, accounting and investment banking/financial advisor costs and expenses (collectively, "Professional Expenses") incurred by TechSys in connection with the negotiation and preparation of this Agreement and the transactions contemplated hereby, in an aggregate maximum amount not to exceed $250,000.

                  (b) In the event that, after the expiration of the Due Diligence Review Period, TechSys terminates this Agreement for any reason other than as set forth in Section 8.1, TechSys shall bear the Professional Expenses incurred by the Company in connection with the negotiation and preparation of this Agreement and the transactions contemplated hereby, in an aggregate maximum amount not to exceed $150,000.


                                   ARTICLE IX

                                  MISCELLANEOUS

         9.1 Rights and Remedies. No course of dealing between the Parties or failure or delay in exercising any right, remedy, power or privilege (each, a "right") pursuant to this Agreement will operate as a waiver of any rights of any Party, nor will any single or partial exercise of any right under this Agreement preclude any other or further exercise of such right or the exercise of any other right. Except as expressly set forth herein, the rights provided pursuant to this Agreement are cumulative and not exhaustive of any other rights which may be provided by law.

         9.2 Waivers, Amendments to be in Writing. No waiver, amendment, modification or supplement of this Agreement will be binding upon a Party unless such waiver, amendment, modification or supplement is set forth in writing and is executed by such Party.

         9.3 Successors and Assigns. Except as otherwise expressly provided in this Agreement, all covenants and agreements set forth in this Agreement by or on behalf of the Company and TechSys will bind and inure to the benefit of the respective successors and assigns of the Company and TechSys, whether so expressed or not, except that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by the Company without the prior written consent of TechSys.

         9.4 Governing Law. This Agreement will be governed by and construed in accordance with the domestic laws of the State of New Jersey, without giving effect to any choice of law or conflict rule of any jurisdiction that would cause the laws of any other jurisdiction to be applied. In furtherance of the foregoing, the internal law of the State of New Jersey will control the interpretation and construction of this Agreement, even if under any choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

         9.5 Jurisdiction. Each of the Parties hereby (i) irrevocably submits to the jurisdiction of the state courts of, and the federal courts located in, the State of New Jersey in any action or proceeding arising out of or relating to, this Agreement, (ii) waives, and agrees to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court.

         9.6 Notices.

                  (a) All demands, notices, communications and reports ("Notices") provided for in this Agreement will be in writing and will be either personally delivered, mailed by first class mail (postage prepaid) or sent by reputable overnight courier service (delivery charges prepaid) to any Party at the address specified below, or at such address, to the attention of such other Person, and with such other copy, as the recipient party has specified by prior written Notice to the sending Party pursuant to the provisions of this Section 9.6.

         If to the Company:

                  276 Belmont Place
                  Mahwah, New Jersey 07430
                  Attention:  President
                  Facsimile Number:

         with a copy, which will not constitute notice to the Company or the Surviving Company (prior to the Closing), to:

                  Warnicke & Littler, P.L.C.
                  1411 North Third Street
                  Phoenix, Arizona 85004-1612
                  Attention: Ronald E. Warnicke
                  Facsimile Number:  (602) 256-0345

         If to Purchasers:

                  On or After April 25, 2001:
                  TechSys, Inc.
                  147 Columbia Turnpike
                  Florham Park, New Jersey 07932
                  Attention:  President
                  Facsimile Number:  (973) 236-1777

                  Prior to April 25, 2001:
                  TechSys, Inc.
                  44 Aspen Drive
                  Livingston, New Jersey  07039
                  Attention:  President
                  Facsimile Number:  (973) 422-1221

         with a copy, which will not constitute notice to TechSys, Newco or the Company (following the Closing), to:

                  Pitney, Hardin, Kipp & Szuch LLP
                  200 Campus Drive
                  P.O. Box 1945
                  Morristown, New Jersey  07962-1945
                  Attention:  Joseph Lunin
                  Facsimile Number:  (973) 966-1550

                  (b) Any such notice will be deemed to have been given when delivered personally, on the third business day after deposit in the U.S. mail or on the business day after deposit with a reputable overnight courier service, as the case may be.

         9.7 Severability of Provisions. If any provision of this Agreement is held to be invalid for any reason whatsoever, then such provision will be deemed severable from the remaining provisions of this Agreement and will in no way affect the validity or enforceability of any other provision of this Agreement.

         9.8 Schedules. The Schedules constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

         9.9 Counterparts. The Parties may execute this Agreement in separate counterparts (no one of which need contain the signatures of all Parties), each of which will be an original and all of which together will constitute one and the same instrument.

         9.10 No Third-Party Beneficiaries. Except as otherwise expressly provided in this Agreement, no Person which is not a Party will have any right or obligation pursuant to this Agreement.

         9.11 Headings. The headings used in this Agreement are for the purpose of reference only and will not affect the meaning or interpretation of any provision of this Agreement.

         9.12 Merger and Integration. Except as otherwise provided in this Agreement, this Agreement sets forth the entire understanding of the Parties relating to the subject matter hereof, and all prior understandings, whether written or oral, are superseded by this Agreement.

         9.13 Transaction Expenses. The Company (for itself and for the Company) and TechSys, whether or not the Merger is consummated, shall bear their own legal and other fees and expenses with respect to the Merger.

         9.14 Further Assurances. From and after the Closing, the Company will, and will cause their Affiliates to, execute all documents and take any other action which it is reasonably requested to execute or take to further effectuate the transactions contemplated by the Transaction Documents.

         9.15 Announcements. TechSys and the Company shall cooperate with each other in the development and distribution of all news releases and other public filings and disclosures with respect to this Agreement or the Merger transactions contemplated hereby, and TechSys and the Company agree that unless approved mutually by them in advance, neither TechSys nor the Company, directly or indirectly, will issue any press release or written statement for general circulation relating primarily to the transactions contemplated hereby, except as may be otherwise required by law or regulation upon the advice of counsel.

         9.16 SEC. The Company acknowledges that following the Closing Date certain stockholders of the Company will have obligations to file certain reports pursuant to the Exchange Act.


                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

                                   FUEL CELL COMPANIES, INC.


                                   By: ______________________________
                                        Name:  Malcolm Bricklin
                                        Title:  Chief Executive Officer

                                   TECHSYS, INC.


                                   By:  _____________________________
                                        Name:  Steven L. Trenk
                                        Title:  President

                                   NEWCO TKSS, INC.


                                   By:  _______________________________
                                        Name:  Steven L. Trenk
                                        Title:  President

                                    Exhibit A


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR AN OPINION, IF REQUESTED, OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.

                    COMMON STOCK PURCHASE WARRANT CERTIFICATE

                         Issued on ______________, 2001

              to Purchase [_____________] Shares of Common Stock of

                                  TECHSYS, INC.


         TECHSYS, INC., a New Jersey corporation (the "Company"), hereby certifies that ________________ and its Permitted Assigns (as defined herein) (collectively, the "Holder"), for value received, is entitled to purchase from the Company at any time commencing on the date hereof and terminating on the Expiration Date (as defined herein) up to ______ shares (each a "Share" and collectively the "Shares") of the Company's common stock, no par value per share (the "Common Stock"), at an exercise price of $______ per Share (the "Exercise Price").

         1.       Exercise of Warrants.

                  (a) Procedure. Upon presentation and surrender of this Common Stock Purchase Warrant Certificate ("Warrant Certificate"), or Lost Certificate Affidavit (as defined herein), accompanied by a completed Election to Purchase in the form attached hereto as Exhibit A (the "Election to Purchase") duly executed, to the Company in accordance with Section 10, together with a check payable to the Company in the amount of the Exercise Price multiplied by the number of Shares being purchased, the Company or the Company's Transfer Agent, as the case may be, shall, within two business days of receipt of the foregoing, deliver to the Holder hereof, certificates of fully paid and non-assessable Common Stock which in the aggregate represent the number of Shares being purchased; provided, however, that the Holder may elect to utilize the cashless exercise provisions set forth in Section 1(b) in lieu of tendering all or part of the Exercise Price in cash. The certificates so delivered shall be in such denominations as may be reasonably requested by the Holder and shall be registered in the name of the Holder or such other name as shall be designated by the Holder. All or less than all of the Warrants represented by this Warrant Certificate may be exercised and, in case of the exercise of less than all, the Company, upon surrender hereof, will at the Company's expense deliver to the Holder a new Warrant Certificate or Certificates (in such denominations as may be requested by the Holder) of like tenor and dated the date hereof entitling the Holder to purchase the number of Shares represented by this Warrant Certificate which have not been exercised and to receive all other rights with respect to the Shares which the Holder has on the date hereof.

                  (b) Cashless Exercise. Notwithstanding the foregoing provision regarding payment of the Exercise Price in cash, in lieu of tendering all or part of the Exercise Price in cash the Holder may:

                           (i) elect to pay all or part of the Exercise Price by
delivery of shares of Common Stock held by the Holder for at least six months, in which case (A) the number of shares of Common Stock to be delivered shall be determined by dividing the aggregate of the Exercise Price for the number of Shares with respect to which the Holder elects to pay all or part of the Exercise Price by delivery of shares of Common Stock, by the Market Value (as defined herein) of one share of Common Stock, (B) such shares of Common Stock so delivered shall be free and clear of all liens and encumbrances, and (C) certificates for such shares of Common Stock shall be delivered to the Company duly endorsed in blank for transfer; and/or

                           (ii) elect to pay all or part of the  Exercise  Price
by delivery of a promissory note to the Company in the principal amount of the aggregate of the Exercise Price for the number of Shares with respect to which the Holder elects to pay all or part of the Exercise Price by delivery of a promissory note; provided, the Company may not accept any such promissory note as payment if the Board of Directors of the Company determines in good faith that receipt of any such promissory note as payment would, as a result of the application thereto of generally accepted accounting principles, have a material adverse effect on the Company. Each promissory note delivered to the Company pursuant to this Section 1(b) shall be a three-year, full-recourse note, and shall bear interest at a rate of 7% (compounded annually, computed on the basis of 360 days counting the actual number of days elapsed).

As used in this Section (1)(b), "Market Value" refers to the Current Market Value of the Common Stock on the day before the Election to Purchase and this Warrant Certificate are duly surrendered to the Company for a full or partial exercise hereof.

         2. Expiration. This Warrant shall expire on ________, 200_ (the "Expiration Date"), notwithstanding termination of the Holder's employment with the Company prior thereto.

         3. Exchange, Transfer and Replacement.

                  (a) Exchange. At any time prior to the exercise hereof, this Warrant Certificate may be exchanged upon presentation and surrender to the Company, alone or with other Warrant Certificates of like tenor of different denominations registered in the name of the same Holder, for another Warrant Certificate or Certificates of like tenor in the name of such Holder exercisable for the aggregate number of Shares as the Warrant Certificate or Certificates surrendered.

                  (b) Replacement of Warrant Certificate. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant Certificate and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement of the Holder reasonably satisfactory in form and amount to the Company (collectively, a "Lost Certificate Affidavit"), or, in the case of any such mutilation, upon surrender and cancellation of this Warrant Certificate, the Company, at its expense, will execute and deliver in lieu thereof, a new Warrant Certificate of like tenor.

                  (c) Cancellation; Payment of Expenses. Upon the surrender of this Warrant Certificate in connection with any transfer, exchange or replacement as provided in this Section 3, this Warrant Certificate shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the Holder or transferees) and charges payable in connection with the preparation, execution and delivery of the Warrant Certificates pursuant to this Section 3.

                  (d) Warrant Register. The Company shall maintain, at its principal executive offices (or at the offices of the transfer agent for the Warrant Certificate or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant Certificate (the "Warrant Register"), in which the Company shall record the name and address of the person in whose name this Warrant Certificate has been issued, as well as the name and address of each Permitted Assign and each prior Holder of this Warrant Certificate.

         4. Rights and Obligations of Holders of this Warrant Certificate. The Holder of this Warrant Certificate shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity; provided, however, that upon exercise of some or all of the Warrants, such Holder shall, for all purposes, be deemed to have become the Holder of record of such Common Stock on the date on which this Warrant Certificate, together with a duly executed Election to Purchase, was surrendered and payment of the aggregate Exercise Price was made, irrespective of the date of delivery of such share certificate.

         5. Adjustments.

                  (a) Stock Dividends, Reclassifications, Recapitalizations, etc. In the event the Company: (i) pays a dividend in Common Stock or makes a distribution in Common Stock, (ii) subdivides its outstanding Common Stock into a greater number of shares, (iii) combines its outstanding Common Stock into a smaller number of shares, or (iv) increases or decreases the number of shares of Common Stock outstanding by reclassification of its Common Stock (including a recapitalization in connection with a consolidation or merger in which the Company is the continuing corporation), then (A) the Exercise Price on the record date of such dividend or distribution or the effective date of such action shall be adjusted by multiplying such Exercise Price by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately before such event and the denominator of which is the number of shares of Common Stock outstanding immediately after such event, and (B) the number of shares of Common Stock for which this Warrant Certificate may be exercised immediately before such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the Exercise Price immediately before such event and the denominator of which is the Exercise Price immediately after such event.

                  (b) Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the securities receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available to it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 5.

                  (c) Merger, Sale of Assets, etc. If at any time while this Warrant, or any portion hereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 5. The foregoing provisions of this Section 5(c) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

                  (d) Adjustments for Certain Further Issuances of Stock. If while this Warrant, or any portion hereof, remains outstanding and unexpired the Company shall issue any shares of Common Stock or any securities convertible, exchangeable or exercisable for shares of Common Stock (other than shares of Common Stock or securities exercisable for shares of Common Stock issuable upon exercise of this Warrant or the Key Employee Warrants, or pursuant to the Incentive Plan), then the Exercise Price applicable to any subsequent exercise of this Warrant shall be adjusted by multiplying the Exercise Price then in effect by a fraction, the numerator of which is the number of shares of Common Stock and other securities convertible, exchangeable or exercisable for shares of Common Stock outstanding immediately before such issuance and the denominator of which is the number of shares of Common Stock and other securities convertible, exchangeable or exercisable for shares of Common Stock outstanding immediately after such issuance, giving effect to all adjustments called for during such period by the provisions of this Section 5.

                  (e) No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

                  (f) Notice of Adjustment. Whenever the Exercise Price or the number of shares of Common Stock and other property, if any, issuable upon exercise of the Warrant Certificates is adjusted, as herein provided, the Company shall deliver to the Holders of the Warrant Certificates in accordance with Section 10 a certificate of the Company's Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated and specifying the Exercise Price and number of shares of Common Stock issuable upon exercise of Warrant Certificates after giving effect to such adjustment.

                  (g) Current Market Value. "Current Market Value" per share of Common Stock or any other security at any date means (i) if the security is registered under the Exchange Act, the average of the daily closing bid prices (or the equivalent in an over-the-counter market) for each day on which the Common Stock is traded for any period on the principal securities exchange or other securities market on which the Common Stock is being traded (each, a "Trading Day") during the period commencing eleven Trading Days before such date and ending on the date one day prior to such date; provided, however that if the closing bid price is not determinable for at least five Trading Days in such period, the "Current Market Value" of the security shall be determined as if the security were not registered under the Exchange Act, or (ii) if the security is not registered under the Exchange Act, (A) the value of the security, determined in good faith by the Board of Directors of the Company and certified in a board resolution, based on the most recently completed arm's-length transaction between the Company and a person other than an affiliate of the Company and the closing of which occurs on such date or shall have occurred within the six-month period preceding such date, or (B) if no such transaction shall have occurred within the six-month period, the value of the security as determined by an independent financial expert mutually agreed upon by the Company and the Holder and, in the event the Company and the Holder fail to so mutually agree within 30 days after the date of the requirement to determine the Current Market Value hereunder, the parties shall submit the selection of the independent financial expert to the American Arbitration Association for arbitration in New Jersey.

         6. Notices of Certain Events. In case: (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or
(iii) of any voluntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be delivered or given in the manner provided herein to the Holder of this Warrant a notice specifying, as the case may be, (A) the date of which a record is to be taken for the purpose of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered or given at least 15 days prior to the date therein specified.

         7. Issuance of Certificates. Within two business days of receipt of a duly completed Election to Purchase, together with this Warrant Certificate and payment of the Exercise Price, the Company, at its expense, will cause to be issued in the name of and delivered to the Holder of this Warrant, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which the Holder shall be entitled on such exercise. In lieu of issuance of a fractional share upon any exercise hereunder, the Company will pay the cash value of that fractional share, calculated on the basis of the Exercise Price. In the event the shares of Common Stock underlying this Warrant Certificate are not registered under the Securities Act for resale under a then effective registration statement, all such certificates shall bear a restrictive legend to the effect that the Shares represented by such certificate have not been registered under the Securities Act, and that the Shares may not be sold or transferred in the absence of such registration or an exemption therefrom, such legend to be substantially in the form of the bold-face language appearing at the top of Page 1 of this Warrant Certificate. Where applicable, the Company shall remove such legends so as to facilitate the transfer of such securities pursuant to an effective registration statement or, if and to the extent applicable, pursuant to Rule 144 under the Securities Act, provided (in the case of Rule 144 transfers) that the Holder has provided such documentation as the Company and its transfer agent shall reasonably require in connection therewith. In the event that unlegended certificates have been delivered to a Holder, and a previously effective registration statement with respect to the underlying securities is no longer effective and the underlying securities are not otherwise freely transferable, the Holder shall return such certificates to the Company in exchange for legended certificates of like tenor within 10 days following the written request therefor by the Company.

         8. Reservation of Stock. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. The Company further covenants that all shares that may be issued upon the exercise of the rights represented by this Warrant will, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon any exercise of this Warrant.

         9. Disposition of Warrants or Shares. The Holder of this Warrant Certificate, and each holder and transferee of any Shares, by his or its acceptance thereof, agrees that no public distribution of Warrants or Shares will be made in violation of the provisions of the Securities Act. Any transferee shall acquire the Warrants subject to all of the relevant terms and conditions contained in this Warrant Certificate.

         10. Notices.

                  (a) All demands, notices, and communications ("notices") provided for in this Warrant Certificate will be in writing and will be either personally delivered, mailed by registered or certified mail (return receipt requested) or sent by reputable overnight courier service (delivery charges prepaid) to any party at the address specified below, or at such address, to the attention of such other Person, and with such other copy, as the recipient party has specified by prior written notice to the sending party pursuant to the provisions of this Section 10.

                  If to the Holder:

                  __________________

                  __________________

                  __________________

                  __________________

                  If to the Company:

                  TechSys, Inc.
                  44 Aspen Drive
                  Livingston, New Jersey  07039
                  Attention:  President
                  Facsimile Number: (973) 422-1221

                  with a copy, which will not constitute
                  notice to the Company, to:
                  --------------------------------------

                  Pitney, Hardin, Kipp & Szuch LLP
                  200 Campus Drive
                  P.O. Box 1945
                  Morristown, New Jersey  07962-1945
                  Attention:  Joseph Lunin
                  Facsimile Number:  (973) 966-1550

                  (b) Any such notice will be deemed to have been given when delivered personally, on the third business day after deposit postage pre-paid in the U.S. mail, or on the business day after deposit with a reputable overnight courier service delivery charges pre-paid, as the case may be.

         11. Governing Law. This Warrant Certificate will be governed by and construed in accordance with the domestic laws of the State of New Jersey, without giving effect to any choice of law or conflict rule of any jurisdiction that would cause the laws of any other jurisdiction to be applied. In furtherance of the foregoing, the internal law of the State of New Jersey will control the interpretation and construction of this Warrant Certificate, even if under any choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

         12. Jurisdiction. Each of the parties hereby (a) irrevocably submits to the exclusive jurisdiction of the state courts of, and the federal courts located in, the State of New Jersey in any action or proceeding arising out of or relating to, this Warrant Certificate, (b) waives, and agrees to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution under the law of another jurisdiction, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Warrant Certificate or the subject matter hereof may not be enforced in or by such court, and agrees not to seek, any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court.

         13. Successors and Assigns. This Warrant Certificate shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and Permitted Assigns.

         14. Severability. If any provision of this Warrant Certificate is held to be unenforceable under applicable law, such provision shall be excluded from this Warrant Certificate, and the balance hereof shall be interpreted as if such provision were so excluded.

         15. Modification and Waiver. This Warrant Certificate and any provision hereof may be amended, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.

         16. Specific Enforcement. The Company and the Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant Certificate were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant Certificate and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

         17. Assignment. This Warrant Certificate may not be transferred or assigned, in whole or in part, at any time, except to (i) ______________, a member of his immediate family or a trust for the benefit of same, or any entity controlled by any of the foregoing, or (ii) to any third-party with the prior written consent of the Company, which consent shall not be unreasonably withheld; so long as such individual or entity acquires the Warrant subject to this provision ("Permitted Assign"). Assignment to a Permitted Assign can be effected by the Holder's submission of this Warrant to the Company together with a duly executed Assignment in substantially the form and substance of the Form of Assignment which accompanies this Warrant Certificate and, upon the Company's receipt hereof, and in any event, within three business days thereafter, the Company shall issue a Warrant Certificate to the Holder to evidence that portion of this Warrant Certificate, if any as shall not have been so transferred or assigned.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or by facsimile, by one of its officers thereunto duly authorized.

                                             TECHSYS, INC.



Date:    ___________, 2000          By:
                                       _______________________________________
                                       Name:
                                       Title:

                              ELECTION TO PURCHASE
              To Be Executed by the Holder in Order to Exercise the
                    Common Stock Purchase Warrant Certificate

         The undersigned Holder hereby elects to exercise _______ of the Warrants represented by the attached Common Stock Purchase Warrant Certificate, and to purchase the shares of Common Stock issuable upon the exercise of such Warrants, and requests that certificates for securities be issued in the name of:

                  _____________________________________________
                     (Please type or print name and address)

                  _____________________________________________

                  _____________________________________________

                  _____________________________________________
                 (Social Security or Tax Identification Number)

and delivered to:
                 _______________________________________________________________

         (Please type or print name and address if different from above)

If such number of Warrants being exercised hereby shall not be all the Warrants evidenced by the attached Common Stock Purchase Warrant Certificate, a new Common Stock Purchase Warrant Certificate for the balance of such Warrants shall be registered in the name of, and delivered to, the Holder at the address set forth below.

         [In full payment of the purchase price with respect to the Warrants exercised and transfer taxes, if any, the undersigned hereby tenders payment of $______________ by check, money order or wire transfer payable in United States currency to the order of TECHSYS, INC.] or [The undersigned elects cashless exercise in accordance with Section 1(b) of the Common Stock Purchase Warrant Certificate.]

                                 HOLDER:


Dated:                           By:
       __________________           __________________________________________
                                    Name:_____________________________________
                                    Title:____________________________________
                                    Address:__________________________________

                               FORM OF ASSIGNMENT
                   (To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto _______________ the right represented by the within Warrant to purchase
____________ shares of Common Stock of TECHSYS, INC., a New Jersey corporation, to which the within Warrant relates, and appoints _____________ Attorney to transfer such right on the books of TECHSYS, INC., a New Jersey corporation, with full power of substitution of premises.



Dated:                              By:
       ________________                _______________________________________
                                       Name:
                                       Title:
                                       (signature must conform to
                                        name of holder as specified on
                                        the fact of the Warrant)

                                             Address:
                                                     _________________________
                                                     _________________________
                                                     _________________________

Signed in the presence of:


___________________________

                                    Exhibit B

                     FORM OF REPRESENTATIONS AND WARRANTIES

                         OF STOCKHOLDERS OF THE COMPANY



                                                                __________, 2001





Pitney Hardin Kipp & Szuch LLP
P.O. Box 1945
Morristown, New Jersey 07962-1945



         Re:      TechSys, Inc./Newco, Inc./Fuel Cell Companies, Inc. Merger



         The undersigned, ___________ (each a "Shareholder," collectively, the "Shareholders"), being all of the Shareholders of Fuel Cell Companies, Inc., a Nevada corporation (the "Company"), does hereby certify as follows to Pitney, Hardin, Kipp & Szuch LLP in connection with the opinion to be delivered by such Firm regarding the federal income tax consequences of the planned merger ("Merger") of Newco, Inc., a New Jersey corporation ("Merger Subsidiary"), with and into the Company. The Merger shall be effectuated pursuant to the provisions of an Agreement and Plan of Merger, dated as of April 5, 2001 ("Merger Agreement"), by and among TechSys, Inc. ("TechSys"), a New Jersey corporation, Merger Subsidiary and the Company. This opinion is delivered pursuant to Section
5.8 of the Merger Agreement.

         For purposes of this Certificate and unless otherwise indicated, all sections refer to the Internal Revenue Code of 1986, as amended.

         1. The fair market value of the TechSys common stock ("TechSys Common Stock") and other consideration received by each of the Shareholders will be approximately equal to the fair market value of the Company common stock ("Company Common Stock") and other securities surrendered in the exchange.

         2. None of the compensation received by any Shareholder who is also an employee of the Company will be separate consideration for, or allocable to, any of their shares of Company Common Stock; none of the shares of TechSys Common Stock received by any Shareholder who is also an employee of the Company will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any Shareholder who is also an employee of the Company will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         3. As a result of the Merger, the Company will hold at least ninety percent (90%) of the fair market value of its net assets and at least seventy percent (70%) of the fair market value of its gross assets and at least ninety percent (90%) of the fair market value of Merger Subsidiary's net assets and at least seventy percent (70%) of the fair market value of Merger Subsidiary's gross assets held immediately prior to the transaction. For purposes of this representation, the Company's and Merger Subsidiary's assets shall include all of its tangible and intangible assets, whether or not such intangible assets are reflected on its Financial Statements. Further, and for purposes of this representation, amounts used to pay dissenters or to pay reorganization expenses, and all redemptions and distributions (except for regular, normal dividends) made by the Company immediately prior to the Merger will be considered as assets held by the Company immediately prior to the Merger. The Company has not redeemed any of the Company Common Stock, made any distribution with respect to any of the Company Common Stock, or disposed of any of its assets in anticipation of or as a part of a plan of the acquisition of the Merger Subsidiary by the Company.

         4. Merger Subsidiary will have no liabilities assumed by the Company, and will not transfer to the Company any assets subject to liabilities, in the transaction, and none of the Company Common Stock to be surrendered in exchange for TechSys Common Stock in the Merger will be subject to any liabilities.

         5. The Company has no plan or intention to issue additional shares of its stock that would result in TechSys losing control of the Company within the meaning of IRC ss.368(c)(1).

         6. In the transaction, shares of Company Common Stock representing control of the Company, as defined in IRC ss.368(c)(1), will be exchanged solely for TechSys Common Stock. For purposes of this representation, shares of Company Common Stock exchanged for cash or other property originating with TechSys will be treated as outstanding Company Common Stock on the date of the transaction.

         7. As a result of the transaction, the Company will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire stock in the Company that, if exercised or converted, would affect TechSys' acquisition or retention of control of the Company, as defined in IRC ss.368(c)(1).

         8. Following the transaction, the Company will continue its historic business or use a significant portion of its historic business assets in a business.

         9. There is no intercorporate indebtedness existing between the Company and either TechSys or Merger Subsidiary that was issued, acquired, or will be settled at a discount.

         10. On the date of the transaction, the fair market value of the assets of the Company will equal or exceed the sum of its liabilities, plus the amount of liabilities, if any, which the assets are subject.

         11. TechSys does not own, nor has it owned during the past five years, any Company Common Stock.

         12. The payment of cash in lieu of fractional shares of TechSys Common Stock is solely for the purpose of avoiding the expense and inconvenience to TechSys of issuing fractional shares of TechSys Common Stock and does not represent separately bargained-for consideration. The total cash consideration that will be paid in the Merger to the Shareholders instead of issuing fractional shares of TechSys Common Stock will not exceed one percent (1%) of the total consideration that will be issued in the Merger to the Shareholders in exchange for their Company Common Stock. The fractional share interests of each Shareholder will be aggregated, and no Shareholder will receive cash in an amount equal to or greater than the value of one full share of TechSys Common stock.

         13. At least fifty percent (50%) of the value of the Shareholders' proprietary interests in the Company will be preserved as a proprietary interest in TechSys received in exchange for Company Common Stock. For purposes of this representation, proprietary interests will not be preserved to the extent that, in connection with the Merger: (i) an extraordinary distribution is made with respect to Company Common Stock; (ii) a redemption or acquisition of Company Common Stock is made by the Company or a person related to the Company; (iii) TechSys or a person related to TechSys acquires Company Common Stock for consideration other than TechSys Common Stock; or (iv) TechSys redeems its stock issued in the Merger. For purposes of this paragraph, any reference to TechSys or the Company includes a reference to any successor or predecessor of such corporation, except that the Company is not treated as a predecessor of TechSys. A corporation will be treated as related to another corporation if they are both members of the same affiliated group within the meaning of IRC ss.1504 (without regard to the exceptions in IRC ss.1504(b)) or they are related as described in IRC ss.304(a)(2) (disregarding Treasury Regulation ss.1.1502-80(b)), in either case whether such relationship exists immediately before or immediately after the acquisition.

         14. The Company and Shareholders will pay their respective expenses, if any, incurred in connection with the Merger. To the best of the Shareholders' knowledge, TechSys and Merger Subsidiary will pay their respective expenses, if any, incurred in the Merger.

         15. The Company has not filed an election with the Internal Revenue Service to qualify as an investment company or real estate investment trust as defined in IRC ss.ss.368(a)(2)(F)(iii) and 368(a)(2)(F)(iv).

         16. The Company is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of IRCss.368(a)(3)(A).

         17. No stock of Merger Subsidiary will be issued to the Shareholders in the transaction.

         18. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada.

         It is understood that Pitney, Hardin, Kipp & Szuch LLP, as counsel to TechSys and Merger Subsidiary in connection with the Merger, will rely on this Certificate in rendering its opinion concerning certain of the federal income tax consequences of the Merger.


                                         _______________________________________

                                         _______________________________________

                                    Exhibit C

                              EMPLOYMENT AGREEMENT


         This EMPLOYMENT AGREEMENT (the "Agreement") dated as of the ___ day of _________, 200_ (the "Commencement Date") by and among TechSys, Inc., a New
Jersey           corporation           (the           "Company"),            and
___________________________________________ ("Employee");

         WHEREAS,  the  Company  is  engaged  in  the  ______________   business
primarily in the areas of _____________________________________________________;
and

         WHEREAS, Employee is an individual with experience in the _____________ business; and

         WHEREAS, the Company desires to employ Employee and Employee is desirous of and wishes to enter into an employment arrangement, on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, it is agreed as follows:

1.       DEFINITIONS

         As used in this Agreement, the following terms shall have the meanings set forth below:

         1.1 "Affiliate" shall mean a corporation which, directly or indirectly, controls, is controlled by or is under common control with the Company, and for purposes hereof, "control" shall mean the ownership of 20% or more of the Voting Stock of the corporation in question.

         1.2 "Basic Fee" shall have the meaning assigned to it in Section 6 of this Agreement.

         1.3 "Board" shall mean the Board of Directors of the Company as duly constituted from time to time.

         1.4 "the Business" shall mean the business to be conducted by the Company, directly or indirectly, as the provider of goods and services to individuals in connection with dialysis or infusion therapies and professional staffing.

         1.5 "Commencement Date" shall be the date of this Agreement, as stated on page 1.

         1.6 "Confidential Information" shall include, without limitation by reason of specification, any information, including, without limitation, trade secrets, patient, vendor and customer lists, pricing policies, operational methods, methods of doing business, technical processes, formulae, designs and design projects, inventions, research projects, strategic plans, product information, production know-how and other business affairs of the Company or its Affiliates, which (i) is or are designed to be used in or are or may be useful in connection with the Business of the Company, any Subsidiary or __________ Affiliate or any Affiliate of any thereof, or which, in the case of any of these entities, results from any of the research or development activities of any such entity, which (ii) is private or confidential in that it is not generally known or available to the public, except as the result of unauthorized disclosure by or information supplied by the Employee, or (iii) which gives the Company or a Subsidiary or a _________ Affiliate or any Affiliate an opportunity or the possibility of obtaining an advantage over competitors who may not know or use such information or who are not lawfully permitted to use the same.

         1.7 "Disability" shall mean the inability of Employee to perform Employee's duties of employment for the Company, if employed by the Company or a Subsidiary, pursuant to the terms of this Agreement and by-laws of the Company as hereinafter provided, because of physical or mental disability, where such disability shall have existed for a period of more than 90 consecutive days or an aggregate of 120 days in any 365 day period, and if a long-term disability plan is maintained by the Company or a Subsidiary which employs Employee, Employee is entitled to receive long term disability payments under a long term disability plan of the Company or any Subsidiary which employs Employee. The fact of whether or not a Disability exists hereunder shall be determined by appropriate medical experts jointly selected by the Board and Employee. The existence of a Disability means that, Employee's mental and/or physical condition substantially interferes with Employee's performance of his duties for the Company, its Subsidiaries and _____________ Affiliates as specified in this Agreement.

         1.8 "______________ Affiliate" shall mean a partnership, limited partnership, corporation, joint venture, limited liability company or other entity in which the Company or a Subsidiary has an ownership interest and which engages in the Business.

         1.9 "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government
(whether Federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

         1.10 "Service Area" shall mean the continental United States of America.

         1.11 "Subsidiary" shall mean a corporation of which more than 50% of the Voting Stock is owned, directly or indirectly, by the Company.

         1.12 "Term" shall mean the term of this Agreement.

         1.13  "Termination  Date"  shall  have the  meaning  assigned  to it in
Section 8.

         1.14 "Year" shall mean each twelve-month period, or part thereof, during which Employee is retained hereunder, commencing on the Commencement Date and on the same day of any subsequent calendar year, the first such subsequent Year being the twelve-month period which will begin on the first anniversary of the Commencement Date.

         1.15 "Voting Stock" shall mean capital stock of a corporation which gives the holder the right to vote in the election of directors for such corporation in the ordinary course of business and not as the result of, or contingent upon, the happening of any event.

         Wherever from the context it appears appropriate, each word or phrase stated in either the singular or the plural shall include the singular and the plural, and each pronoun stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

2.       RETENTION AND DUTIES OF EMPLOYEE

         2.1 Employment; Title; Duties. The Company hereby retains Employee, and Employee hereby accepts appointment as Chairman of the Board and Chief Executive Officer of the Company. The principal duty of Employee shall be to perform those services set forth on Exhibit A attached hereto and incorporated herein, and to render services as are necessary and desirable to protect and advance the best interests of the Company, acting, in all instances, under the supervision of and in accordance with the policies set by the Board. Without further compensation, Employee agrees to serve (if requested to do so) as Chairman of the Board, chief executive officer and director of any Subsidiary (and as a shareholder, officer and director of any entity to which the Company provides services, equipment or supplies).

         2.2 Performance of Duties. Employee shall be available and hereby agrees to devote such working time and efforts to the performance of Employee's duties hereunder and to the performance of such other duties as are assigned him from time-to-time by the Board, as are necessary or appropriate; provided, however, that parties hereto recognize that Employee has other business endeavors and thus, are not committed to work full time for the Company and its Subsidiaries and in any event, Employee shall not be required to perform more than 750 hours of service pursuant to this Agreement in any year. During the Term, Employee shall not engage in or become employed, directly or indirectly, in a business which competes with the business of the Company, without the prior written consent of the Board, nor shall he act as a consultant to or provide any services to, whether on a remunerative basis or otherwise, the commercial or professional business of any other Person which competes with the business of the Company, without such written consent, which, in both instances, may be given or withheld by the Board in its absolute discretion.

3. TERM OF EMPLOYMENT

         The employment of Employee pursuant to this Agreement shall commence as of the Commencement Date and end on __________________, unless sooner terminated pursuant to Section 8 of this Agreement or otherwise extended in accordance with
Section 4.


4. EXTENSION OF TERM OF EMPLOYMENT

         If Employee's employment hereunder has not previously been terminated in accordance with Section 8 hereof, then on the first anniversary of the Commencement Date the Term shall be extended for one additional year and on each subsequent anniversary of the Commencement Date, the Term shall be extended for one additional year, unless the Board shall provide written notice to Employee ninety (90) days or more prior to such anniversary date that this Agreement will not be so extended. The rights of termination set forth in Section 8 shall be applicable during any such extended term.

5. COMPENSATION AND BENEFITS

         The Company and/or its Subsidiaries shall pay Employee as compensation for all of the services to be rendered by it hereunder during the Term, and in consideration of the various restrictions imposed upon Employee during the Term, and otherwise under this Agreement, the Basic Fee and other benefits as provided for and determined pursuant to Sections 6 to 8, inclusive, of this Agreement.

6. BASIC COMPENSATION/BONUS

         6.1 The Company shall pay Employee, as compensation for all of the services to be rendered by him hereunder during each Year, a fee of $300,000 per Year (as adjusted upward by the Board from time to time) (the "Basic Fee"), payable in substantially equal bi-weekly payments, less such deductions or amount as are required to be deducted or withheld by applicable laws or regulations, deductions for employee contributions to welfare benefits provided by the Company or a Subsidiary to Employee and less such other deductions or amounts, if any, as are authorized by Employee. The Basic Fee shall be prorated for the month in which retention of Employee by the Company or a Subsidiary commences or terminates, and for any Year which is less than 12 months in duration. The Basic Fee may be increased from time-to-time by the Board (without Employee's participation as a director) and once increased, shall not thereafter be reduced.

         6.2 Employee will be paid cash bonuses in accordance with the bonus arrangement to be established by the Board (the "Bonus").

7. ADDITIONAL BENEFITS AND REIMBURSEMENT FOR EXPENSES

         7.1 Additional Benefits. The Company shall provide the following additional benefits to Employee during the Term:

                  (i) participation on an equitable basis in any employee benefit plans established for senior management employees of the Company.

                  (ii) the lease or financing by the Company for use by Employee (or the Company shall reimburse Employee for these payments if the lease or financing is in its name or Employee's name) of a late model luxury automobile (excluding payments by the Company of insurance and other expenses thereof which shall be paid by the Company in addition to the lease payments); provided, however, the aggregate lease or financing payments per month may not exceed $1,500.

                  (iii) the payment of premiums for $1,000,000 of term life insurance on Employee's life (the beneficiary of who shall be the Company).

                  (iv) the payment of premiums for disability insurance coverage for Employee.

                  (v) participation by Employee in a stock option plan for senior management of the Company on a basis consistent with other members of senior management of the Company.

         7.2 Reimbursement for Expenses. The Company shall pay or reimburse Employee for all reasonable expenses actually incurred or paid by Employee during the Term in the performance of its services under this Agreement, upon presentation of such bills, expense statements, vouchers or such other supporting information as the Board may reasonably require. In the event the Company requires personnel of Employee to travel on business during the term, Employee shall be reimbursed for first class airline and deluxe hotel and any other travel expenses of its personnel in accordance with this Section 7.2.

8. TERMINATION

         8.1 Death. If Employee dies during the Term, on the date of his death this Agreement shall terminate without further liability of the Company to make any further payments to Employee hereunder except with respect to amounts previously due and owing to Employee hereunder.

         8.2 Disability. If, during the Term, Employee has a Disability, the Company may, at any time after Employee has a Disability, terminate Employee's employment under this Agreement without further liability of the Company to make any further payments to Employee hereunder except with respect to amounts previously due and owing to Employee hereunder.

         8.3 Notice of Termination. Any purported termination of employment by the Company or a Subsidiary by reason of Employee's Disability shall be communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice given by the Company or a Subsidiary, as the case may be, which shall indicate the specific basis for termination and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for determination of any payments under this Agreement.

         8.4 Date of Termination. For purposes of this Agreement, "Date of Termination" shall mean the date specified in the Notice of Termination, which shall not be more than ninety (90) days after such Notice of Termination is given, as such date may be modified pursuant to the following two sentences.

9. REPRESENTATION AND WARRANTY BY EMPLOYEE

         Employee hereby represents and warrants to the Company, the same being part of the essence of this Agreement that, as of the Commencement Date, he is not a party to any agreement, contract or understanding, and that no facts or circumstances exist which would in any way restrict or prohibit him in any material way from undertaking or performing any of his obligations under this Agreement. The foregoing representation and warranty shall remain in a effect throughout the Term.

10.  CONFIDENTIAL INFORMATION AND PROPRIETARY INTERESTS

         10.1 Acknowledgment of Confidentiality. Employee understands and acknowledges that he may obtain Confidential Information during the Term of this Agreement. Employee further acknowledges that the services to be rendered by him are of a special, unique and extraordinary character and that, in connection with such services, he will have access to Confidential Information vital to the Company's and Affiliates' business. Accordingly, Employee agrees that he shall not, either during the Term or at any time within one year after Termination Date, (i) use or disclose any such Confidential Information outside the Company and Affiliates; or (ii) except as required in the proper performance of his services hereunder, remove or aid in the removal from the premises of the Company or any Affiliate, of any Confidential Information or any property or material relating thereto.

         The foregoing confidentiality provisions shall cease to be applicable to any Confidential Information which becomes generally available to the public (except by reason of or as a consequence of a breach by Employee of his obligations under this Section 10).

         In the event Employee is required by law or a court order to disclose any such Confidential Information, he shall promptly notify the Company of such requirement and provide the Company with a copy of any court order or of any law which in his opinion requires such disclosure and, if the Company so elects, permit the Company an adequate opportunity, at its own expense to contest such law or court order.

         10.2 Delivery of Material. Employee shall promptly, and without charge, deliver to the Company on the termination of its retention hereunder, or at any other time the Company may so request, all memoranda, notes, records, reports, manuals, computer disks, videotapes, drawings, blueprints and other documents (and all copies thereof) relating to the Business of the Company and the Affiliates, and all property associated therewith, which he may then possess or have under his control.

         10.3 Patient Lists. Employee acknowledges that (i) all lists of patients, referrers, and customers and vendors of the Company or its Subsidiaries or its __________ Affiliates developed during the course of Employee's employment and/or by the Company or a Subsidiary are and shall be the sole and exclusive property of the Company and its Affiliates, as the case may be, and Employee further acknowledges and agrees that he neither has nor shall have any personal right, title or interest therein; (ii) that such lists are and must continue to be confidential; and (iii) that such lists are not readily accessible to competitors of the Company or its Affiliates.

         10.4 Ideas, Programs, Etc. If, during the Term, Employee in connection with the performance of its duties hereunder, invent or develop any ideas, patient lists or the like, relating to or useful in connection with the Business of the Company the same are and shall remain the property of the Company, and he will promptly deliver all copies of the same to the Company, assign his interest therein to the Company and execute such documents as Company's counsel may request to convey title thereto to the Company. Employee shall not be entitled to any compensation, other than as provided in this Agreement, for carrying out its obligations to the Company under Subsection 10.4 or any other Subsection of this Section 10.

         10.5 Extension of Section 10. All of the provisions of Section 10 shall be deemed to be applicable to all Confidential Information, and to all ideas, programs, etc., as referred to Subsection 10.4, to which Employee may have obtained access or which it may have invented or developed during his employment by the Company.

11. DISPUTES AND REMEDIES

         11.1 WAIVER OF JURY TRIAL. EMPLOYEE AND THE COMPANY HEREBY WAIVE THE RIGHT TO A TRIAL BY JURY IN THE EVENT OF ANY DISPUTE WHICH ARISES UNDER THIS AGREEMENT.

         11.2 Injunctive Relief. If Employee commits a breach, or threatens to commit a breach, of any of the provisions of Section 10, the Company shall have the following rights and remedies (each of which shall be independent of the other, and shall be severally enforceable, and all of which shall be in addition to, and not in lieu of, any other rights and remedies available to the Company at law or in equity):

                  (i) the right and remedy to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged by Employee that any such breach or threatened breach will or may cause irreparable injury to the Company and that money damages will or may not provide an adequate remedy to the Company; and

                  (ii) the right and remedy to require Employee to account for and pay over to the Company all compensation, profits, monies, increments, things of value or other benefits, derived or received by Employee as the result of any acts or transactions constituting a breach of any of the provisions of
Section 10 of this Agreement, and Employee hereby agrees to account for and pay over all such compensation, profits, monies, increments, things of value or other benefits to the Company.

         11.3 Partial Enforceability. If any provision contained in Section 10, or any part thereof, is construed to be invalid or unenforceable, the same shall not affect the remainder of Employee's agreements, covenants and undertakings, or the other restrictions which it and he have accepted, in Section 10, and the remaining such agreements, covenants, undertakings and restrictions shall be given the fullest possible effect, without regard to the invalid parts.

         11.4 Intention of Parties. It is distinctly understood and agreed that the confidentiality, proprietary right, and restrictive covenant provisions of this Agreement have been accepted, and agreed to by Employee in contemplation of this Agreement. It is therefore the specific intention of the parties any general considerations of public policy to the contrary notwithstanding, that the provisions of Section 10 of this Agreement shall be enforced as written and to the fullest extent possible.

         11.5 Adjustment of  Restrictions.  Despite the prior provisions of this
Section 11, if any covenant or agreement contained in Section 10, or any part thereof, is held by any court of competent jurisdiction to be unenforceable because of the duration of such provision, the court making such determination shall have the power to reduce the duration of such provision and, in its reduced form, such provision shall be enforceable.

         11.6 Attorneys Fees and Expenses. In the event that any action, suit or other proceeding at law or in equity is brought to enforce the provisions of this Agreement, or to obtain money damages for the breach thereof, and such action results in the award of a judgment for money damages or in the granting of any injunction in favor of the Company, then all reasonable expenses, including, but not limited to, reasonable attorneys' fees and disbursements (including those incurred on appeal) of the Company in such action, suit or other proceeding shall (on demand of the Company) forthwith be paid by Employee. If such action results in judgment in favor of Employee, then all reasonable expenses, including but not limited to, reasonable attorney's fees and disbursements (including those incurred on appeal) of Employee in such action, suit or other proceeding shall (on demand of Employee) forthwith be paid by the Company.

12. SURVIVAL

         The provisions of Sections 10 and 11 and this Section 12 shall survive termination of this Agreement and remain enforceable according to their terms.

13. SEVERABILITY

         The invalidity or unenforceability of any provision of this Agreement shall in no way affect the validity or enforceability of any other provisions hereof.

14. NOTICES

         All notices, demands and requests required or permitted to be given under the provisions of this Agreement shall be deemed duly given if made in writing and delivered personally or mailed by postage paid certified or registered mail, return receipt requested, accompanied by a second copy sent by ordinary mail, which notices shall be addressed as follows:


                  If to the Company:
                  -----------------

                  TechSys, Inc.
                  44 Aspen Drive
                  Livingston, NJ 07039

                  If to Employee:
                  --------------




         By notifying the other parties in writing, given as aforesaid, any party may from time-to-time change its address or the name of any person to whose attention notice is to be given, or may add another person, to whose attention notice is to be given, in connection with notice to any party.

15. ASSIGNMENT AND SUCCESSORS

         Neither this Agreement nor any of his rights or duties hereunder may be assigned or delegated by Employee. This Agreement is not assignable by the Company except to any successor in interest which takes over all or substantially all of the business of the Company, as it is conducted at the time of such assignment. Any corporation into or with which the Company is merged or consolidated or which takes over all or substantially all of the business of the Company shall be deemed to be a successor of the Company for purposes hereof. This Agreement shall be binding upon and, except as aforesaid, shall inure to the benefit of the parties and their respective successors and permitted assigns. The Company will require any successors (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by written agreement in form of substance satisfactory to Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

16. ENTIRE AGREEMENT; WAIVER AND OTHER

         16.1 Integration. This Agreement contains the entire agreement of the parties hereto on its subject matter and supersedes all previous agreements between the parties hereto, written or oral, express or implied, covering the subject matter hereof. No representations, inducements, promises or agreements, oral or otherwise, not embodied herein, shall be of any force or effect.

         16.2 No Waiver. No waiver or modification of any of the provisions of this Agreement shall be valid unless in writing and signed by or on behalf of the party granting such waiver or modification. No waiver by any party of any breach or default hereunder shall be deemed a waiver of any repetition of such breach or default or shall be deemed a waiver of any other breach or default, nor shall it in any way affect any of the other terms or conditions of this Agreement or the enforceability thereof. No failure of the Company to exercise any power given it hereunder or to insist upon strict compliance by Employee with any obligation hereunder, and no custom or practice at variance with the terms hereof, shall constitute a waiver of the right of the Company to demand strict compliance with the terms hereof.

         Employee shall not have the right to sign any waiver or modification of any provisions of this Agreement on behalf of the Company, nor shall any action taken by Employee reduce his obligations under this Agreement.

         This Agreement may not be supplemented or rescinded except by instrument in writing signed by all of the parties hereto after the Commencement Date. Neither this Agreement nor any of the rights of any of the parties hereunder may be terminated except as provided herein.

         16.3 Obligations of Company. The Company's obligation to pay Employee the compensation and to make the arrangements provided herein shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, any setoff, counterclaim, recoupment, defense or other right which the Company may have against Employee or anyone else. All amounts payable by the Company hereunder shall be paid without notice or demand. Except as expressly provided herein, the Company waives all rights which it may now have or may hereafter have conferred upon it, by statute or otherwise, to terminate, cancel or rescind this Agreement in whole or in part. Each and every payment made hereunder by the Company shall be final and the Company will not seek to recover for any reason all or any part of such payment from Employee or any person entitled thereto. Employee shall not be required to mitigate the amount of any payment or other benefit provided for in this Agreement by seeking other employment or otherwise.

         16.4 Rights of Beneficiaries of Employee. This Agreement shall inure to the benefit of, and be enforceable by, Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Employee should die while any amounts would still be payable to Employee hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Employee's devisee, legatee or other designee or, if there be no such designee, to Employee's estate.

17. GOVERNING LAW

         This Agreement shall be governed by and construed, and the rights and obligations of the parties hereto enforced in accordance with the laws of the State of New Jersey.

18. HEADINGS

         The Section and Subsection headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         IN WITNESS THEREOF, the parties have executed this Agreement s of the date first written above, which shall be deemed to be the Commencement Date.


                                   TECHSYS, INC.


                                   By: ___________________________



                                       ___________________________
                                                        , Employee

                                    EXHIBIT A



  The principal duty of Employee shall be to perform the services set out below:

        Employee shall be made available to the Company to be Chairman of the Board and chief executive officer of the Company.

                                    Exhibit D

                              EMPLOYMENT AGREEMENT


         This EMPLOYMENT AGREEMENT (the "Agreement") is dated as of the ___ day of _____________, 200_ (the "Commencement Date") by and between TechSys, Inc., a
New        Jersey         corporation        (the        "Company"),         and
___________________________________________ ("Employee");

         WHEREAS, The Company desires to employ Employee and Employee is desirous of and wishes to enter into an employment arrangement with the Company on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, it is agreed as follows:

1.       DEFINITIONS

         As used in this Agreement, the following terms shall have the meanings set forth below:

         1.1 "Affiliate" shall mean a Person which, directly or indirectly, controls, is controlled by or is under common control with the Company, and for purposes hereof, "control" shall mean the ownership of 20% or more of the Voting Stock of the corporation in question.

         1.2      "Basic  Salary"  shall  have  the  meaning  assigned  to it in
                  Section 6 of this Agreement.

         1.3 "Board" shall mean the Board of Directors of the Company as duly constituted from time to time.

         1.4 "the Business" shall mean the business from time to time conducted and proposed to be conducted by the Company, directly or indirectly.

         1.5 "Change of Control" shall mean (i) the approval by a majority of the public holders of the voting stock of the Company of a merger, reorganization or consolidation as a result of which the shareholders of the Company immediately prior to such approval do not, immediately after the consummation of such transaction own more than 50% of the voting stock of the surviving entity, (ii) the liquidation or dissolution of the Company, if and solely to the extent the Company has engaged in a substantial business following the Commencement Date or, if the Company shall then be engaged in a business, upon the sale of all or substantially all of the Company's assets;
                  (iii) the acquisition, other than from the Company directly, by any Person or group, within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, of beneficial ownership of (50%) or more of the outstanding common stock of the Company, or (iv) if the individuals who serve on the Board as of the date of the Employment Agreement no longer constitute a majority of the members of the Board; provided, however, that any person who becomes a director subsequent to the Commencement date who is elected to fill a vacancy by a majority of the individuals then serving on the Board shall be considered as if such person was a member prior to the Commencement date.

         1.6 "Commencement Date" shall be the date of this Agreement, as stated on page 1.

         1.7 "Confidential Information" shall include, without limitation by reason of specification, any information, including, without limitation, trade secrets, patient, payer, vendor and customer lists, pricing and pricing policies, operational methods, methods of doing business, technical processes, formulae, designs and design projects, inventions, research projects, strategic plans, product information, production know-how, marketing, sales and distribution plans, procedures and methods and other business affairs of the Company or its Affiliates, which (i) is or are designed to be used in or are or may be useful in connection with the Business of the Company, any Subsidiary or any Affiliate of any thereof, or which, in the case of any of these entities, results from any of the research or development activities of any such entity, which (ii) is private or confidential in that it is not generally known or available to the public, except as the result of unauthorized disclosure by or information supplied by Employee or any other person or entity in violation of any agreement with the Company, or (iii) which gives the Company of a Subsidiary or any Affiliate an opportunity or the possibility of obtaining an advantage over competitors who may not know or use such information or who are not lawfully permitted to use the same.

         1.8 "Control Closing" shall mean the date upon which the any transaction which constitutes a Change of Control shall be consummated.

         1.9 "Disability" shall mean the inability of Employee to perform Employee's duties of employment for the Company, if employed by the Company or a Subsidiary, pursuant to the terms of this Agreement and by-laws of the Company as hereinafter provided, because of physical or mental disability, where such disability shall have existed for a period of more than 90 consecutive days or an aggregate of 120 days in any 365 day period, and if a long-term disability plan is maintained by the Company or a Subsidiary which employs Employee, Employee is entitled to receive long term disability payments under a long term disability plan of the Company or any Subsidiary which employs Employee. The fact of whether or not a Disability exists hereunder shall be determined by appropriate medical experts jointly selected by the Board and Employee. The existence of a Disability means that employee's mental and/or physical condition substantially interferes with Employee's performance of his or her duties for the Company, it's Subsidiaries or Affiliates as specified in this Agreement.

         1.10 "Employment Year" shall mean each twelve-month period, or part thereof, during which Employee is employed hereunder, commencing on the Commencement Date and on the same day of any subsequent calendar year, the first such subsequent Employment Year being the twelve month period which will begin on the first anniversary of the Commencement Date.

         1.11 "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether Federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

         1.12 "Retirement" shall mean that Employee shall have reached age 65 and shall voluntarily retire under the Company's or a Subsidiary's retirement plans (if any) applicable to him or any earlier actual voluntary retirement by Employee from his employment with the Company and its Subsidiaries.

         1.13 "Service Area" shall mean the continental United States of America.

         1.14 "Subsidiary" shall mean a Person of which more than 50% of the Voting Stock is owned, directly or indirectly, by the Company. All subsidiaries are also Affiliates.

         1.15 "Term" shall mean the term of employment of Employee under this Agreement.

         1.16     "Termination  Date" shall have the  meaning  assigned to it in
                  Section 8.

         1.17 "Voting Stock" shall mean, in the case of a corporation, capital stock of the corporation which gives the holder the right to vote in the election of directors for such corporation, and in the case of a partnership, limited liability company, trust or other non-individual Person, the right to participate in the election or appointment of members, trustees, managing partner or like positions or to direct the disposition of a trust's corpus or income, in each case in the ordinary course of business and not as the result of, or contingent upon, the happening of any event.

                  Wherever from the context it appears appropriate, each word or phrase stated in either the singular or the plural shall include the singular and the plural, and each pronoun stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

2.       EMPLOYMENT AND DUTIES OF EMPLOYEE

         2.1 Employment; Title; Duties. The Company hereby employs Employee, and Employee hereby accepts appointment as President and Chief Operating Officer. The principal duty of Employee shall be to perform those services set forth on Exhibit A attached hereto and incorporated herein, and to render services as are necessary and desirable to protect and advance the best interests of the Company, acting, in all instances, under the supervision of and in accordance with the policies set by the Board of the Company. Without further compensation, Employee agrees to serve (if requested to do so) as a director of the Company and as an officer and/or director of any Subsidiary or any Affiliate.

                  Employee shall report to and be under the supervision of the Board.

         2.2 Performance of Duties. Employee shall devote substantially all his full working time and efforts to the performance of his duties as an executive of the Company and to the performance of such other duties as are assigned him from time-to-time by the Board. During the Term, and for a period of one year thereafter, Employee shall not engage in or become employed, directly or indirectly, in a business which competes with the business of the Company without the prior written consent of the Board, nor shall he act as a consultant to or provide professional business of any other Person which competes with the business of the Company, without such written consent, which, in both instances, may be given or withheld by the Board in its absolute discretion. The Company acknowledges that Employee currently provides advisory services to Dialysis West and certain of its affiliates (collectively, "Dialysis West") in Arizona. Employee warrants that his duties for Dialysis West are not now, and will not in the future be, in violation of any covenant not to compete or other contractual or legal restriction binding on the Company or its assets and Employee agrees to immediately terminate his arrangements with Dialysis West in the event this warrant shall be found to be untrue when made or at any future date.

3.       TERMS OF EMPLOYMENT

         The employment of Employee pursuant to this Agreement shall commence as of the Commencement Date and end on ________________, 20__, unless sooner terminated pursuant to Section 8 of this Agreement or otherwise extended in accordance with Section 4.

4.       EXTENSION OF TERM OF EMPLOYMENT

         If Employee's employment hereunder has not previously been terminated in accordance with Section 8 hereof, then on the first anniversary of the Commencement Date the Term shall be extended for one additional year and on each subsequent anniversary of the Commencement Date, the Term shall be extended for one additional year, unless the Board shall provide written notice to Employee ninety (90) days or more prior to such anniversary date that this Agreement will not be so extended. The rights of termination set forth in Section 8 shall be applicable during any such extended term.

5.       COMPENSATION AND BENEFITS

         The Company and/or its Subsidiaries shall pay Employee as compensation for all of the services to be rendered by him hereunder during the Term, and in consideration of the various restrictions imposed upon Employee during the Term, and otherwise under this Agreement, the Basic Salary and other benefits as provided for and determined pursuant to Sections 6 to 8, inclusive, of this Agreement.

6.       BASIC SALARY/BONUS

         6.1 The Company shall pay Employee, as compensation for all of the services to be rendered by him hereunder during each Employment Year, a salary of $250,000 per Employment Year (as adjusted upward by the Board from time to time) (the "Basic Salary"), payable in substantially equal bi-weekly payments, less such deductions or amounts as are required to be deducted or withheld by applicable laws or regulations, deductions for employee contributions to welfare benefits provided by the Company or a Subsidiary to Employee and less such other deductions or amounts, if any, as are authorized by Employee. Unless otherwise agreed by Employee and the Board, the Basic Salary should be increased by five percent (5%) per Employment Year during the Term from the Base Salary in effect during the immediately preceding full Employment Year. The Basic Salary shall be prorated for the month in which employment by the Company or a Subsidiary commences or terminates, and for any Employment Year which is less than 12 months in duration. The Basic Salary may be increased from time-to-time by the Board (without Employee's participation as a director) and once increased, shall not thereafter be reduced.

         6.2 Employee will be paid cash bonuses at the discretion of the Board (without Employee's participation as a director) in accordance with the bonus plan attached as Exhibit B hereto (the "Bonus").

7.       ADDITIONAL BENEFITS AND REIMBURSEMENT FOR EXPENSES

         7.1 Additional Benefits. The Company shall provide the following additional benefits to Employee during the Term:

                  (i)      participation  on an equitable  basis in any employee
                           benefit  plans   established  for  senior  management
                           employees of the Company.

                  (ii) four (4) weeks vacation with pay in each Employment Year. There will be no carryover of unused vacation time or pay from Employment Year to Employment Year. Employee shall also be entitled to all holiday privileges approved by the Board during the Term, not to be less than six (6) days per year.

                  (iii) the lease or financing by the Company for use by Employee (or the Company shall reimburse Employee for these payments if the lease or financing is in his name) of a late model luxury automobile (excluding payments by the Company of insurance and other expenses thereof which shall be paid by the Company in addition to the lease payment); provided, however, the aggregate lease or financing payments per month may not exceed $1,500.

                  (iv) the payment of premiums for $1,000,000 of term life insurance on Employee's life (The beneficiary of whom shall be the Company).

                  (v) The payment of premiums for disability insurance coverage for Employee.

                  (vi) Participation by Employee in a stock option plan for senior management of the Company on a basis consistent with other members of senior management of the Company.

         7.2 Reimbursement for Expenses. The Company shall pay or reimburse Employee for all reasonable expenses actually incurred or paid by him during the Term in the performance of his services under this Agreement, upon presentation of such bills, expense statements, vouchers or such other supporting information as the Board may reasonably require. In the event the Company requires Employee to travel on business during the Term, Employee shall be reimbursed for any travel expenses in accordance with this Section 7.2.

8.       TERMINATION OF EMPLOYMENT

         8.1 Death. If Employee dies during the Term, on the date of his death this Agreement shall terminate without further liability of the Company to make any further payments to Employee hereunder except with respect to amounts previously due and owing to Employee hereunder.

         8.2 Disability. If, during the Term, Employee has a Disability, the Company may, at any time after Employee has a Disability, terminate Employee's employment by written notice to him and the Company shall have no further liability to Employee hereunder except with respect to amounts previously due and owing to Employee hereunder.

         8.3 Retirement. The Agreement will be terminated by Employee's Retirement at the date of such Retirement.

         8.4 Cause Termination. If Employee is terminated for cause, including without limitation upon a material breach of this agreement or conviction of a felony or another crime relating to moral turpitude or fraud or crimes against the Company or its Subsidiaries or other Affiliates, this Agreement shall terminate without any further liability on the part of the Company.

         8.5 Change of Control. Employee shall be entitled to terminate his employment pursuant to this Agreement following a Change of Control (a "Control Termination"). Employee shall elect a Control Termination, if any, by the delivery of a written notice (a "Control Termination Notice") to the Company. The Control Termination Notice shall set forth that Employee has elected to exercise a Control Termination effective on the date set forth in the Control Termination Notice. In the event a Change of Control shall result from open market purchases not previously consented to by the Board, the Control Termination Notice shall be sent not more than 60 days following the Change of Control and shall designate a resignation date not less than 20 nor more than 30 days following the delivery of the Control Termination Notice. In the event a Change of Control shall result from any other transaction, the Company shall have the right to require Employee to elect to deliver or not deliver the Control Termination Notice within 15 days of the Company's written request. The Company's written request shall be delivered after the date on which the Board approves the negotiation of the Change of Control, approves the Change of Control or approves the submission of the Change of Control to the shareholders of the Company, whichever shall first occur, whether or not such approval is contingent. Unless the Company shall request a shorter period, the date upon which Employee's employment shall terminate shall be not less than 30 days following the Control Closing. In no event shall the change of Control Termination be effective or binding on the Company or Employee unless and until the Control Closing shall be consummated. In the event there shall not be a Control Closing following the Employee's election to deliver or not deliver a Control Termination Notice at the Company's request, the provisions of this Agreement shall remain in full force and effect with respect to any subsequent Change of Control. Upon the effective date of the Control Termination, Employee shall be entitled to receive all amounts due and owing to the Employee as of the date the Company receives notice of the Control Termination, plus an aggregate amount equal to two years then-current Base Salary. The change of control severance amount is payable 50% in cash as of the date of the Closing or 30 days after Employee's delivery of the notice of Control Termination, if such date is after the Closing, with the remainder payable in six months following the date of the first payment.

         8.5 Notice of Termination. Any purported termination of employment by the Company or a Subsidiary shall be communicated by written Notice of Termination to Employee. For purposes of this Agreement, a "Notice of Termination" shall mean a notice given by the Company or a Subsidiary, as the case may be, which shall indicate the specific basis for termination and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for determination of any payments under this Agreement.

         8.6 Date of Termination. For purposes of this Agreement, "Date of Termination" shall mean the date specified in the Notice of Termination, which shall not be more than ninety (90) days after such Notice of Termination is given.

9.       REPRESENTATION AND WARRANTY BY EMPLOYEE

         Employee hereby represents and warrants to the Company, the same being part of the essence of this Agreement that, as of the Commencement Date, he is not a party to any agreement, contract or understanding, he is not undertaking any activity and that no facts or circumstances exist which (i) would in any way restrict or prohibit him in any material way from undertaking or performing any of his obligations under this Agreement or (ii) would cause the Company to be in material breach of any agreement to which the Company or any Subsidiary or Affiliate is a party or to which any of their assets is subject. The foregoing representations and warranties shall remain in effect throughout the Term.

10.      CONFIDENTIAL INFORMATION AND PROPRIETARY INTERESTS

         10.1. Acknowledgment of Confidentiality. Employee understands and acknowledges that he may obtain Confidential Information during the course of his employment by the Company. Employee further acknowledges that the services to be rendered by him are of a special, unique and extraordinary character and that, in connection with such services, he will have access to Confidential Information vital to the Company's and Affiliates' business. Accordingly, Employee agrees that he shall not, either during the Term thereafter (i) use or disclose any such Confidential Information outside the Company and Affiliates; or (ii). except as required in the proper performance of his services hereunder, remove or aid in the removal from the premises of the Company or any Affiliate, of any Confidential Information or any property or material relating thereto.

         In the event Employee is required by law or a court order to disclose any such Confidential Information, he shall promptly notify the Company of such requirement and provide the Company with a copy of any court order or of any law which in his opinion requires such disclosure and, if the Company so elects, permit the Company an adequate opportunity, at its own expense, to contest such law or court order. Employee shall assist the Company as a witness in any such contest without charge to the Company or any Affiliate.

         10.2 Delivery of Material. Employee shall promptly, and without charge, deliver to the Company on the termination of his employment hereunder, or at any other time the Company may so request, all memoranda notes, records, reports, manuals, computer disks, videotapes, drawings, blueprints and other documents (and all copies thereof) relating to the Business of the Company and the Affiliates, and all property associated therewith, together with all security cards, automobiles, credit cards, telephones and other equipment owned or leased by the Company which he may then posses or have under his control.

         10.3 Lists. Employee acknowledges that (i) all lists of referrers and customers and vendors of the Company and its Affiliates developed during the course of Employee's employment and/or by the Company or an Affiliate are and shall be the sole and exclusive property of the Company and its Affiliates, as the case may be, and Employee further acknowledges and agrees that he neither has nor shall have any personal right, title or interest therein; (ii) that such lists are and must continue to be confidential; and (iii) that such lists are not readily accessible to competitors of the company or its Affiliates.

         10.4 Ideas, Programs, Etc. If, during the Term, Employee invents or develops any ideas, patient lists or the like, relating to or useful in connection with the Business of the Company, the same are and shall remain the property of the Company, and he will promptly deliver all copies of the same to the Company; assign his interest therein to the Company and execute such documents as Company's counsel may request to convey title thereto to the Company. Employee shall not be entitled to any compensation, other than as provided in this Agreement, for carrying out his obligations to the Company under Subsection
                  10.4 any other Subsection of this Section 10.

         10.5 Extension of Section 10. All of the provisions of Section 10 shall be deemed to be applicable to all Confidential Information, and to all ideas, programs, etc. as referred to Subsection 10.4, to which Employee may have obtained access or which he may have invented or developed during his employment by the Company.

11.      DISPUTES AND REMEDIES

         11.1 WAIVER OF JURY TRIAL. EMPLOYEE AND THE COMPANY HEREBY WAIVE THE RIGHT TO A TRIAL BY JURY IN THE EVENT OF ANY DISPUTE WHICH ARISES UNDER THIS AGREEMENT.


         11.2 Injunctive Relief. If Employee commits a breach, or threatens to commit a breach, of any of the provisions of Sections 2.2, 9 or 10, the Company shall have the following rights and remedies (each of which shall be independent of the other, and shall be severally enforceable, and all of which shall be in addition to, and not in lieu of, any other rights and remedies available to the Company at law or in equity:

                  (i) the right and remedy to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged by Employee that any such breach or threatened breach will or may cause irreparable injury to the Company and that money damages will or may not provide an adequate remedy to the Company; and

                  (ii) the right and remedy to require Employee to account for and pay over to the Company all compensation, profits, monies, increments, things of value or other benefits, derived or received by Employee as the result of any acts or transactions constituting a breach of any of the provisions of Sections 2.2, 9 or 10 of this Agreement, and Employee hereby agrees to account for and pay over all such compensation, profits, monies, increments, things of value or other benefits to the Company.

         11.3     Partial Enforceability. If any provision contained in Sections
                  2.2 or 10, or any part thereof, is construed to be invalid or unenforceable, the same shall not affect the remainder of Employee's agreements, covenants and undertakings, or the other restrictions which he has accepted in Sections 2.2, 9 and 10, and the remaining such agreements, covenants, undertakings and restriction shall be given the fullest possible effect, without regard to the invalid parts.

         11.4 Intention of Parties. It is distinctly understood and agreed that the confidentiality, proprietary right, and restrictive covenant provisions of this Agreement have been accepted, and agreed to by Employee in contemplation of this Agreement. It is therefore the specific intention of the parties, any general considerations of public policy to the contrary notwithstanding, that the provisions of Sections 2.2, 9 and 10 of this Agreement shall be enforced as written and to the fullest extent possible.

         11.5 Adjustment of Restrictions. Despite the prior provisions of this Section 11, if any covenant or agreement contained in Sections 2.2, 9 or 10, or any part thereof, is held by any court of competent jurisdiction to be unenforceable because of the duration of such provision, the court making such determination shall have the power to reduce the duration of such provision and, in it reduced form, such provision shall be enforceable.

         11.6 Attorneys Fees and Expenses. In the event that any action, suit or other proceeding at law or in equity is brought to enforce the provisions of this Agreement, or to obtain money damages for the breach thereof, and such action results in the award of a judgment for money damages or in the granting of any injunction in favor of the Company, then all reasonable expenses, including, but not limited to, reasonable attorneys' fees and disbursements (including those incurred on appeal) of the Company in such action, suit or other proceeding shall (on demand of the Company) forthwith be paid by Employee. If such action results in a judgment in favor of Employee, then all reasonable expenses, including but not limited to, reasonable attorney's fees and disbursements (including those incurred on appeal) of Employee in such action, suit or other proceeding shall (on demand of Employee) forthwith be paid by the Company.

12.      SURVIVAL

         The provisions of Sections 2.2, 9, 10 and 11 and this Section 12 shall survive termination of this Agreement and remain enforceable according to their terms.

13.      SEVERABILITY

         The invalidity or unenforceability of any provision of this Agreement shall in no way affect the validity or enforceability of any other provisions hereof.

14.      NOTICES

         All notices, demands and requests required or permitted to be given under the provisions of this Agreement shall be deemed duly given if made in writing and delivered personally or mailed by postage prepaid certified or registered mail, return receipt requested, accompanied by a second copy sent by ordinary mail, which notices shall be addressed as follows:

         If to the Company:

         TechSys, Inc.
         44 Aspen Drive
         Livingston, NJ 07039

         If to Employee:


         By notifying the other parties in writing, given as aforesaid, nay party may from time-to-time change its address or the name of any person to whose attention notice is to be given, in connection with notice to any party.

15.      ASSIGNMENT AND SUCCESSORS

         Neither this Agreement nor any of his rights of duties hereunder may be assigned or delegated by Employee. This Agreement is not assignable by the Company except to any successor in interest which takes over all or substantially al of the business of the Company, as it is conducted at the time of such assignment. Any corporation into or with which the Company is merged or consolidated or which takes over all or substantially all of the business of the Company shall be deemed to be a successor of the Company for purposes hereof. This Agreement shall be binding upon and except as aforesaid, shall inure to the benefit of the parties and their respective successors and permitted assigns. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

16.      ENTIRE AGREEMENT; WAIVER AND OTHER

         16.1 Integration. This Agreement contains the entire agreement of the parties hereto on its subject matter and supersedes all previous agreements between the parties hereto, written or oral, express or implied, covering the subject matter hereof. No representations, inducements, promises or agreements, oral or otherwise, not embodied herein, shall be of any force or effect.

         16.2 No Waiver. No waiver or modification of any of the provisions of this Agreement shall be valid unless in writing and signed by or on behalf of the party granting such waiver or modification. No waiver or any party of any breach or default hereunder shall be deemed a waiver of any repetition of such breach or default or shall be deemed a waiver of any other breach or default, nor shall it in any way affect any of the other terms or conditions of this Agreement or the enforceability thereof. No failure of the Company to exercise any power given it hereunder or to insist upon strict compliance by Employee with any obligation hereunder, and no custom or practice at variance with the terms hereof, shall constitute a waiver of the right of the Company to demand strict compliance with the terms hereof.

         Employee shall not have the right to sign any waiver or modification of any provisions of this Agreement on behalf of the Company, nor shall any action taken by Employee reduce his obligations under this Agreement.

         This Agreement may not be supplemented or rescinded except by instrument in writing signed by all of the parties hereto after the Commencement Date. Neither this Agreement nor any of the rights of any of the parties hereunder may be terminated except as provided herein.


         16.3 Obligations of Company. The Company's obligation to pay Employee the compensation and to make the arrangements provided herein shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, any setoff, counterclaim, recoupment, defense or other right which the Company may have against Employee or anyone else. All amounts payable by the Company hereunder shall be paid without notice or demand. Except as expressly provided herein, the Company waives all rights which it may now have or may hereafter have conferred upon it, by statute or otherwise, to terminate, cancel or rescind this Agreement in whole or in part. Each and every payment made hereunder by the Company shall be final and the Company will not seek to recover for any reason all or any part of such payment from Employee or any person entitled thereto. Employee shall not be required to mitigate the amount of any payment or other benefit provided for in this Agreement by seeking other employment or otherwise.

         16.4 Rights of Beneficiaries of Employee. This Agreement shall inure to the benefit of, and be enforceable by, Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Employee should die while any amounts would still be payable to Employee hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Employee's devisee, legatee or other designee or, if there be no such designee, to the Employee's estate.

17.      GOVERNING LAW

         This Agreement shall be governed by and construed, and the rights and obligations of the parties hereto enforced, in accordance with the laws of the State of New Jersey.

18.      HEADINGS

         The Section and Subsection headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above, which shall be deemed to be the Commencement Date.

                                    TECHSYS, INC.


                                    By: ______________________________



                                        ______________________________
                                                            , Employee

                                    EXHIBIT A


         The principal duty of Employee as President and Chief Operating Officer of the Company shall be to perform the services set out below:

1. Manage the day-to-day operations of the Company, its Subsidiaries and its other Affiliates.

2.       Hire  and  dismiss   officers  and   employees  of  the  Company,   its
         Subsidiaries and its other Affiliates and define their duties.

3. Oversee the preparation of budgets and financial statements for the Company, its Subsidiaries and its other Affiliates.

4. Otherwise be responsible to the Board for the administration of corporate staff.

                                    EXHIBIT B


         Annual performance bonus is based on Annual Earnings Before Taxes ("EBT"). The bonus is calculated as follows:

                  No bonus unless current year's EBT with respect to which a bonus is being paid (the "Bonus Year") is higher than the EBT in the year immediately prior to the Bonus Year ("Prior Year EBT")

                  Bonus equal to 10% EBT in the Bonus Year for EBT in the Bonus Year which exceeds the Prior Year EBT, provided, however, the Bonus may not exceed 100% of Base.

                                    Exhibit E



                                                                  April 5, 2001



TechSys, Inc.
44 Aspen Drive
Livingston, New Jersey 07039


                  I am delivering this letter to you in connection with the proposed merger (the "Merger") of Newco TKSS, Inc. ("Newco"), a New Jersey corporation wholly-owned by TechSys, Inc., a New Jersey corporation ("TechSys"), with and into Fuel Cell Companies, Inc. ("FCCI"), a Nevada corporation, pursuant to the Agreement and Plan of Merger dated as of April 5, 2001 (the "Merger Agreement") by and among Newco, TechSys and FCCI. Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Merger Agreement.

                  I (which includes, for the purposes of this letter, any entity or partnership of which I control or of which I own no less than 20% of the voting power) currently own shares of the capital stock of FCCI ("FCCI Capital Stock"). As a result of the Merger, I will receive shares of TechSys Common Stock in exchange for my shares of FCCI Capital Stock.

                  I have been advised that as of the date of this letter, I may be deemed to be an "affiliate" of FCCI, as the term "affiliate" is defined for purposes of paragraph (d) of Rule 144 ("Rule 144"), and paragraphs (c) and (d) of Rule 145 ("Rule 145"), of the rules and regulations promulgated under the Securities Act of 1933, as amended (the "Securities Act") by the Securities Exchange Commission ("SEC").

                  I hereby acknowledge to, represent to, and agree with, TechSys that:

                  A. Transfer Restrictions During Merger Consummation Period. I shall not sell, transfer, reduce my risk with respect to or otherwise dispose of ("Transfer") any FCCI Capital Stock during the period commencing on the date hereof and ending immediately after financial results covering at least 30 days of post-Merger combined operations have been published by TechSys by means of the filing of a Form 10-Q, Form 10-K or Form 8-K under the Securities Exchange Act of 1934, as amended, the issuance of a quarterly earnings report, or any other public issuance which satisfies the requirements of ASR 135 ("Public Disclosure of Post-Merger Results"), in each case except for Transfers by operation of law, by will or under the laws of descent and distribution. For purposes of this paragraph only, "FCCI Capital Stock" includes TechSys Common Stock, as converted. I understand that TechSys has agreed to publish financial results covering at least 30 days of post-Merger combined operations of TechSys and FCCI as soon as practicable (but in no event later than 30 days) following the close of the first calendar quarter ending 31 days after the Effective Time.

                  B. Compliance with Rule 144 and Rule 145. I have been advised that the issuance of TechSys Common Stock to me pursuant to the Merger will be registered with the SEC under the Securities Act on a Registration Statement on Form S-4. However, I have also been advised that because I may be deemed to be an affiliate of FCCI at the time the Merger is submitted for a vote of FCCI's stockholders, and because I may be deemed to be an affiliate of TechSys upon the consummation of the Merger, any Transfer of TechSys Common Stock is restricted under each of Rule 144 and Rule 145. I agree that, for so long as I may be deemed an affiliate of either FCCI or TechSys, I shall not Transfer any TechSys Common Stock received by me or any of my affiliates, unless:

                           (1)  such  Transfer  is made in  conformity  with the
volume and other limitations of Rule 144 and Rule 145,

                           (2) in the  opinion  of  TechSys'  counsel or counsel
reasonably acceptable to TechSys, such Transfer is otherwise exempt from registration under the Securities Act, or

                           (3) such Transfer is registered  under the Securities
Act.

                  C. Compliance with Section 16 of the Exchange Act.

                           (1) I am aware that, as a  stockholder  and affiliate
of TechSys, I will be obligated under Section 16 of the Exchange Act ("Section 16") to file certain reports required thereunder with the SEC, and I agree (i) to make all such filings in a timely manner, and (ii) that, in the event that I do not file any report required to be filed by me pursuant to Section 16 in a timely manner, I will promptly inform TechSys of my inability to file such report; and

                           (2) I understand  that  TechSys is a publicly  traded
company and that, pursuant to Section 16, I cannot Transfer any of my shares of TechSys Common Stock while in possession of any material non-public information.

                  D. Standstill Agreement. As of the date hereof, I do not own any shares of TechSys Common Stock. I agree that I will not purchase or Transfer, privately or in the public market, any shares of TechSys Common Stock during the period that begins on the date hereof and ends on the earlier of:

                           (1) the first calendar day after Public Disclosure of
Post-Merger Results has been made by TechSys; and

                           (2)  the  31st   calendar   day  after  the  date  of
termination of the Merger Agreement.

                  E. Consultation with Counsel. I have carefully read this letter and the Agreement and I have had the opportunity to discuss the requirements of such documents and other applicable limitations upon my ability to Transfer TechSys Common Stock to the extent I felt necessary with my counsel or counsel for FCCI.

                  Execution of this letter is not an admission on my part that I am, or any person or entity controlled by me is, an "affiliate" of FCCI as described in the second paragraph of this letter, or a waiver of any rights I may have to object to any claim that I am such an affiliate on or after the date of this letter. This letter shall terminate concurrently with any termination of the Agreement in accordance with the terms.


                                          Very truly yours,



                                          ____________________________
                                          Name:
Accepted this 5th day
of April, 2001 by


TECHSYS, INC.


By:____________________
Name: Steven L. Trenk
Title:   President

                                    Exhibit F

                             STOCKHOLDERS AGREEMENT


                                  by and among


                                  TECHSYS, INC.


                                       and


                          THE STOCKHOLDERS NAMED HEREIN


                         Dated as of _________ ___, 2001

                             STOCKHOLDERS AGREEMENT


                  STOCKHOLDERS AGREEMENT, dated as of __________ __, 2001 (this "Stockholders Agreement"), by and among TECHSYS, INC., a New Jersey corporation having its principal office at 44 Aspen Drive, Livingston, New Jersey 07039 ("TechSys") and each of the Stockholders (as defined in Section 1.2) set forth on the signature page hereto.

                                    RECITALS

                  WHEREAS, TechSys has entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among TechSys, Newco TKSS, Inc., a wholly-owned subsidiary of TechSys created for the sole purpose of consummating the transactions contemplated by the Merger Agreement ("Newco"), and Fuel Cell Companies, Inc., a Nevada corporation having its principal office at 276 Belmont Place, Mahwah, New Jersey 07430 ("FCCI"), which contemplates a transaction in which, at the effective time of the Merger, as set forth in the Merger Agreement (the "Effective Time"), Newco will merge with and into FCCI (the "Merger") pursuant to the terms of the Merger Agreement, the Plan of Merger to be filed in the Office of the Treasurer of the State of New Jersey and the Office of the Secretary of State of the State of Nevada (the "Plan of Merger"), and the applicable provisions of the laws of the State of New Jersey and the State of Nevada;

                  WHEREAS, prior to the Effective Time, TechTron, a Delaware corporation ("TechTron"), was a principal stockholder of TechSys, each of Steven
L. Trenk ("Steven Trenk") and Alvin S. Trenk ("Alvin Trenk," and together with TechTron and Steven Trenk, the "TechSys Principals") were principal stockholders of TechTron, and each of Malcolm Bricklin ("Bricklin"), Richard Janowski ("Janowski"), Rick Moore ("Moore"), 3939 Corp. Pension Fund ("3939 Corp.") Millennium Pension Fund ("Millennium"), and 44 Corporate Pension Fund ("44 Corporate," and together with Bricklin, Janowski, Moore, 3939 Corp. and
Millennium, the "FCCI Principals") were, directly or indirectly, principal stockholders of FCCI;

                  WHEREAS, the Stockholders (as defined in Section 2.1) are entering into this Stockholders Agreement as a condition of the Merger Agreement, and this Stockholders Agreement shall be effective upon consummation of the Merger;

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and those contained in the Merger Agreement, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01.     Definitions.

                  (a) The following terms, as used herein, have the following meanings:

         "Affiliate" means any entity controlling, controlled by or under common control with a designated Person. For the purposes of this definition, "control" shall have the meaning specified for that word in Rule 405 promulgated by the Securities and Exchange Commission under the Securities Act.

         "Business Day" means each day, with the exception of the following days: Saturdays, Sundays, and any other days that banks in New Jersey are authorized to be closed.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended prior to or after the date hereof, or any federal statute or statutes which shall have been enacted to take the place of such Act, together with all rules and regulations promulgated thereunder.

         "Notice" means notice given both in writing (by facsimile or by electronic mail) and by telephone (either through direct communication or by leaving a message on voicemail, an answering machine, with an answering service or with an authorized representative). All Notice provided under this Agreement must be provided both in writing and by telephone.

         "Notify" means to give Notice to any Person pursuant to the terms of this Stockholder's Agreement.

         "Person" means an individual, a corporation, a partnership, a limited liability company, a trust, an unincorporated organization or a government organization or an agency or political subdivision thereof.

         "Restricted Security" and "Restricted Securities" means (i) the TechSys Common Stock and any TechSys Common Stock issuable upon the exercise of warrants or options or issuable upon the conversion of any other securities owned directly or beneficially by any Stockholder immediately after the Effective Time, and (ii) any TechSys Common Stock and any TechSys Common Stock issuable upon the exercise of warrants or options or issuable upon the conversion of any other securities acquired by any Stockholder thereafter.

         "Securities Act" means the Securities Act of 1933, as amended prior to or after the date hereof, or any federal statute or statutes which shall be enacted to take the place of such Act, together with all rules and regulations promulgated thereunder.

         "Stockholder" means each of TechTron, Steven Trenk, Alvin Trenk, Bricklin, Janowski, Moore, 3939 Corp., Millennium, and 44 Corporate (and any entity or partnership over which any such Person has control or over which any such Person directly or indirectly owns or controls 20% or more of the voting power), for so long as each is a stockholder of TechSys or holds options or warrants or other securities that may be exercised or converted into shares of TechSys Common Stock or for so long as such shares of TechSys Common Stock, options, warrants, or other securities are held by a nominee or affiliate of such Person, as hereafter set forth.

         "Stockholders"   means  all  of  such  Persons   defined  herein  as  a
Stockholder, collectively.

         "TechSys" means TechSys, Inc., as defined in the Preamble to this Stockholders Agreement, regardless of any name change subsequent to the date of this Stockholders Agreement.

         "TechSys Common Stock" means the common stock of TechSys, no par value per share.

                  (b) Each of the following terms is defined in the Section set forth opposite such term:

                  Term                                               Section
                  ----                                               -------
                  TechSys                                            Preamble
                  Merger Agreement                                   Recitals
                  Newco                                              Recitals
                  FCCI                                               Recitals
                  Merger                                             Recitals
                  Effective Time                                     Recitals
                  Plan of Merger                                     Recitals
                  TechTron                                           Recitals
                  Steven Trenk                                       Recitals
                  Alvin Trenk                                        Recitals
                  TechSys Principals                                 Recitals
                  Bricklin                                           Recitals
                  Janowski                                           Recitals
                  Moore                                              Recitals
                  3939 Corp.                                         Recitals
                  Millennium                                         Recitals
                  44 Corporate                                       Recitals
                  FCCI Principals                                    Recitals
                  Transfer                                           2.02
                  Consent                                            2.02
                  Majority Selling Stockholders                      2.05(b)
                  Majority Stockholder Sale                          2.05(b)
                  Estate                                             2.05(b)(i)
                  Notice of Proposed Sale                            2.05(b)(i)
                  Notice of Intention to Participate                 2.05(b)(ii)
                  Transferable Estate Shares                         2.05(c)(ii)
                  Family Group                                       2.05(d)
                  Selling Stockholder                                2.05(e)
                  Selling Stockholder Sale                           2.05(e)
                  Offer                                              2.05(e)
                  Offered Shares                                     2.05(e)
                  Notice of Intention to Purchase                    2.05(e)(i)
                  Supermajority Selling Stockholders                 4.01
                  Third Party Purchaser                              4.01
                  FCCI Directors                                     5.02(a)(i)
                  TechSys Directors                                  5.02(a)(ii)


                                   ARTICLE II

                        SECURITIES TRANSFER RESTRICTIONS

         Each Stockholder agrees that Restricted Securities shall not be transferable except upon the conditions specified in this Article II, the purposes of which include ensuring compliance with the provisions of the Securities Act and state securities laws in respect of the transfer of any Restricted Security.

         Section 2.01.     Restrictive Legends.

                  (a) Unless and until otherwise permitted by this Article II, each certificate for a Restricted Security issued to a Stockholder, or to any subsequent transferee of such certificate shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER, VOTING, AND OTHER MATTERS AS SET FORTH IN A CERTAIN STOCKHOLDERS AGREEMENT, DATED AS OF [______ __], 2001, COPIES OF WHICH MAY BE OBTAINED UPON REQUEST FROM TECHSYS, INC."

                  (b) TechSys may order or issue instructions for the transfer agent for any Restricted Securities to stop the Transfer of any Restricted Securities represented by certificates bearing the legend set forth in subsections (a) of this Section 2.01 until the conditions of this Article II with respect to the Transfer of such shares have been satisfied.

         Section 2.02. Restrictions on Transfer of TechSys Common Stock. Except as provided in this Stockholders Agreement, no Stockholder may sell, transfer, encumber, hypothecate or otherwise dispose of any Restricted Security (a "Transfer"), privately, by operation of law, by reason of death, in the public market, or otherwise without the prior written consent of all of the other Stockholders, which consent may be unreasonably withheld by any Stockholder for any reason or for no reason ("Consent"). If a Transfer of any Restricted Security is made in violation of this Stockholders Agreement, such Transfer shall be deemed to have not occurred, and the purported transferee thereof shall have no rights thereon.

         Section 2.03. Notice of Proposed Transfer. Prior to any proposed Transfer of any Restricted Security by which the transferor seeks to obtain Consent pursuant to Section 2.02, the Stockholder desiring to effect such Transfer shall deliver (a) Notice to TechSys and to each of the other Stockholders which briefly describes the manner of such Transfer, and (b) a written opinion of counsel for such holder (who may be inside counsel in the case of an institutional holder) or counsel for TechSys to the effect that such Transfer may be effected without the registration of such securities under the Securities Act.

         Section 2.04. Termination of Restrictions.

                  (a) Notwithstanding the provisions of this Article II, the restrictions imposed by this Article II upon the transferability of Restricted Securities shall terminate as to any particular Restricted Security when this Stockholders Agreement is terminated pursuant to Section 6.01 or Section 6.05.

                  (b) Whenever the restrictions imposed by this Article II shall terminate, as herein above provided, the holder of any Restricted Securities then outstanding as to which such restrictions shall have terminated shall be entitled to receive from TechSys, without expense to such holder, one or more new certificates for Restricted Securities not bearing the restrictive legend set forth in Subsection (a) of Section 2.01 hereof, as applicable.

         Section 2.05.     Non-Applicability of Restrictions on Transfer.

                  (a) Notwithstanding the provisions of Section 2.02 hereof, any Stockholder may from time to time Transfer all or any part of such Stockholder's Restricted Securities, without the Consent of any other Stockholder, as follows:

                           (i) to a nominee  identified in writing to TechSys as
being the nominee of or for such Stockholder, and any nominee of or for a beneficial owner of Restricted Securities identified in writing to TechSys as being the nominee of or for such beneficial owner may from time to time Transfer all or part of the Restricted Securities registered in the name of such nominee but held as nominee on behalf of such beneficial owner, to such beneficial owner, or

                           (ii) to an Affiliate of such Stockholder,

                           provided,  that, each such transferee  referred to in
clauses (i) and (ii) above shall remain subject to all restrictions on the Transfer of the Restricted Securities herein contained and shall agree in writing to be bound by the other terms and conditions of this Stockholders Agreement, and provided further, that, subsequent to such Transfer, with respect to each such transferee, the provisions of this Stockholders Agreement that refer to the death of a Stockholder shall refer to the death of the original Stockholder hereunder.

                  (b) Notwithstanding the provisions of Section 2.02 hereof, in the event that a Stockholder or Stockholders holding more than 50% of the Restricted Securities covered by this Stockholders Agreement ("Majority Selling Stockholders") propose to sell 30% or more of their Restricted Securities to any Person (including any other Stockholder) (a "Majority Stockholder Sale"), such Majority Selling Stockholders must first:

                           (i)   provide   Notice   to   TechSys,   each   other
Stockholder, and the estate of any deceased Stockholders (an "Estate") of the Majority Selling Stockholder's intention to so sell ("Notice of Proposed Sale"), and provide to each other Stockholder and each Estate information regarding the number of shares being offered by the Majority Selling Stockholders, the total number of shares owned by the Majority Selling Stockholders, the terms and conditions, including price, of the proposed sale, and all other material facts relating to the proposed sale; and

                           (ii) allow each other  Stockholder,  and each Estate,
to participate in such proposed sale on a pro rata basis on the same terms and conditions by providing TechSys and any Majority Selling Stockholder with Notice of such Stockholder's or such Estate's intention to participate in such proposed sale ("Notice of Intention to Participate"); provided, that, Consent to the Majority Stockholder Sale shall be deemed to be given by each Stockholder and Estate that does not deliver Notice of Intention to Participate to TechSys and to any Majority Stockholder on or before 8:00 a.m. Eastern Time on the third Business Day after the date of delivery by the Majority Selling Stockholders of the Notice of Proposed Sale.

                  (c) Notwithstanding the provisions of Section 2.02 hereof, without obtaining the Consent of any other Stockholder, any individual Stockholder may Transfer Restricted Securities, with or without consideration, upon the death of such Stockholder pursuant to applicable laws of descent and distribution; provided, that:

                           (i) upon the death of any individual Stockholder, any
shares of Restricted Securities to be sold by the Estate or otherwise Transferred by the Estate pursuant to the applicable laws of descent and distribution shall first be offered by the Estate to the other Stockholders, which shall have the right to purchase such Restricted Securities, on a pro rata basis; and

                           (ii) in the  event  that any such  other  Stockholder
elects not to purchase all or any portion of its pro rata share of the Restricted Securities offered by the Estate, the Stockholders electing to purchase their entire pro rata share of such Restricted Securities shall have the right to purchase the balance of the Restricted Securities offered by the Estate. In the event that any Restricted Security or Restricted Securities of such other Stockholder are not purchased by the other Stockholders, the Estate may freely Transfer such Restricted Security or Restricted Securities not purchased by such other Stockholder (the "Transferable Estate Shares"), provided that such Transfer is not made in contravention of any state or federal securities law. Neither the Transferable Estate Shares Transferred in accordance with Section 2.05(c)(ii), nor the transferee or transferees of such Transferable Estate Shares, shall be bound by the terms, conditions or restrictions set forth in this Stockholders Agreement.

                  (d) Notwithstanding the provisions of Section 2.02 hereof, without obtaining the Consent of any other Stockholder, any Stockholder may Transfer Restricted Securities among such Stockholder's Family Group; provided, that, with respect to Restricted Securities other than those Transferred pursuant to Section 2.05(c)(ii) hereof, the restrictions contained in this Stockholders Agreement shall continue to be applicable to, and bind the transferee of, the Restricted Securities after any such Transfer, the transferees of such Restricted Securities shall have agreed in writing in an instrument satisfactory in form and substance to the Stockholders to be bound by the provisions of this Stockholders Agreement with respect to the Restricted Securities so Transferred, and (prior to the death of Stockholder) each such transferee of Restricted Securities shall have entered into proxies and other agreements satisfactory to the other Stockholders pursuant to which the Stockholder shall have the sole right to vote such Restricted Securities for all purposes.

                  For purposes of this Stockholders Agreement, "Family Group" means Stockholder's spouse and descendants (whether natural or adopted), any trust which at the time of such Transfer and at all times thereafter is and remains solely for the benefit of Stockholder and/or Stockholder's spouse and/or descendants and any family partnership the partners of which consist solely of Stockholder, such spouse, such descendants or such trusts; and, provided further, that, upon the death of an individual Stockholder who Transferred Restricted Securities to a Family Group, each member of such Family Group shall have the rights and privileges bestowed upon an Estate pursuant to Section 2.05 hereof.

                  (e) Notwithstanding the provisions of Section 2.02 hereof, if at any time a Stockholder desires to sell (a "Selling Stockholder") all or any portion of its shares of TechSys Common Stock (a "Selling Stockholder Sale"), the Selling Stockholder shall Notify each other Stockholder of such desire by delivering to TechSys and each other Stockholder Notice of Proposed Sale offering each other Stockholder (an "Offer") the right to purchase such shares (the "Offered Shares") at a price equal to the average of the closing prices of the TechSys Common Stock for five trading days immediately preceding the date that such Offer is made, which shall be payable to the Selling Stockholder in cash.

                           (i) If any other Stockholder  desires to purchase all
or any part of the Offered Shares, such Stockholder shall Notify the Selling Stockholder and TechSys of its election to purchase all or a portion of the Offered Shares ("Notice of Intention to Purchase"), which Notice shall state the number of Offered Shares such Stockholder desires to purchase; provided, that, Consent to the Selling Stockholder Sale shall be deemed to be given by each Stockholder that does not deliver Notice of Intention to Purchase to TechSys and to the Selling Stockholder on or before 8:00 a.m. Eastern Time on the third Business Day after the date of delivery by the Selling Stockholder of the Notice of Proposed Sale. Such communication shall, when taken in conjunction with the Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of the Offered Shares (subject to the limitations as to an Stockholder's right to purchase more than its pro rata share of such Offered Shares). Sales of the Offered Shares to be sold to such Stockholder pursuant to this Section 2.05(e) shall be made at the offices of TechSys on the 14th day following the date of the Offer (or if such 14th day is not a Business Day, then on the next succeeding Business Day). Such sales shall be effected by the Selling Stockholder's delivery to such Stockholder of an original certificate or certificates evidencing the Offered Shares to be purchased by it, duly endorsed for Transfer to such Stockholder, against payment to the Selling Stockholder of the purchase price therefor by such Stockholder.

                           (ii) in the  event  that any such  other  Stockholder
elects not to purchase all or any portion of its pro rata share of the Offered Shares, the Stockholders electing to purchase their entire pro rata share of such Restricted Securities shall have the right to purchase the balance of the Offered Shares. In the event that any Offered Shares are not purchased by the other Stockholders, the Selling Stockholder may freely Transfer such Offered Shares not purchased by such other Stockholders in a broker's transaction in the open market, provided that such Transfer is not made in contravention of any state or federal securities law.

                                   ARTICLE III

                               INFORMATION RIGHTS

         Section 3.01. Inspection, Consultation and Advice. TechSys shall permit each Stockholder and such persons as it may designate, at such Stockholder's expense, to examine the books of TechSys and allow access to such information of TechSys as may be necessary to effect a Transfer or an underwritten offering of such Stockholder's Restricted Securities; provided, that, each Stockholder and each such person designated by such Stockholder, including, without limitation, each underwriter, must be bound by the confidentiality provisions set forth in
Section 3.02.

         Section 3.02. Confidentiality Agreement. Each Stockholder receiving information pursuant to Section 3.01 shall use its best efforts to ensure that any information which is delivered by TechSys to such Stockholder pursuant to
Section 3.01 will be kept confidential, not be copied except for internal use, and be used solely to evaluate and protect such Stockholder's investment in the Restricted Securities; provided, that, the foregoing obligation shall not prohibit any such Stockholder from divulging any information, whether or not confidential, to any regulatory authority having jurisdiction over such Stockholder, if such Stockholder is compelled to do so by any judicial or administrative process or by other requirements of law provided such Stockholder seeks a protective order with respect to such information, or to any prospective purchaser of Restricted Securities from such Stockholder so long as such prospective purchaser agrees to be bound by the confidentiality provisions contained herein; and, provided further, that, the foregoing obligation shall remain in effect as to any confidential information except to the extent that such information can be shown to have been

                  (a) previously known on a non-confidential basis by such Stockholder,

                  (b) in the public domain through no fault of such Stockholder, or

                  (c) later lawfully acquired by such Stockholder from sources other than TechSys other than information known by such Stockholder to be acquired in violation of an existing confidentiality agreement.

                  The obligation of each Stockholder to hold any confidential information in confidence shall be satisfied if such Stockholder exercises the same care with respect to such information as it would take to preserve the confidentiality of its own similar information.

                                   ARTICLE IV

                                DRAG ALONG RIGHTS

         Section 4.01. Drag Along Right. In the event that Stockholders holding 85% or more of the shares of the Restricted Securities covered by this Stockholders Agreement ("Supermajority Selling Stockholders"), desire to sell 50% or more of their Restricted Securities to an unaffiliated third party (a "Third Party Purchaser"), and such Third Party Purchaser desires to purchase all of the outstanding shares of Restricted Securities covered by this Stockholders Agreement, each Stockholder hereby agrees to sell 100% of their respective shares of Restricted Securities to the Third Party Purchaser at the price agreed upon by the Third Party Purchaser and the Supermajority Selling Stockholders; provided, that, (i) the Third Party Purchaser pays the same cash consideration for all of the Restricted Securities, (ii) such sale is made upon identical terms and conditions for all Stockholders, and (iii) the Supermajority Selling Stockholders notify each other Stockholder of their intention to sell and provide to each other Stockholder information regarding the number of shares being offered by the Supermajority Selling Stockholders, the total number of shares owned by the Supermajority Selling Stockholders, the terms and conditions, including price, of the proposed sale, and any other material facts relating to the proposed sale; and provided further, that, in the event that the sale of Restricted Securities of any Stockholder pursuant to this Section 4.01 would create a liability for such Stockholder under Section 16 of the Exchange Act, or in the event that such sale would be in violation of any federal and/or state securities law, such Stockholder may, at the sole discretion of such Stockholder, exclude the Restricted Securities of such Stockholder from the sale by presenting documentation or other demonstrable materials to TechSys and the Supermajority Selling Stockholders that verifies that such sale would create a liability or be in contravention to any securities law.


                                    ARTICLE V

                              REPRESENTATION RIGHTS

         Section 5.01. Board of Directors. Stockholder Obligations. The Stockholders shall take all steps necessary, acting in their respective capacities as stockholders, directors or officers of TechSys, as the case may be, including such steps necessary to expand or reduce the size of the Board of Directors, to perform their obligations and agreements hereunder, to cause TechSys to perform its obligations and agreements hereunder and to implement and cause TechSys to implement the provisions of this Stockholders Agreement, including without limitation, the calling and holding of stockholders' meetings for the election of directors, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings.

         Section 5.02. Election of Directors.

                  (a) The Board of Directors of TechSys shall consist of a maximum of seven directors; provided, that, at such time as TechSys is no longer qualified as a "Small Business Issuer," as such term is defined by Rule 405 of the Securities Act, the Board of Directors of TechSys shall designate an additional independent director to serve on its Board. At any time at which stockholders of TechSys will have the right to, or will, vote shares of capital stock of TechSys, or consent in writing to the election of directors, the Stockholders shall vote all shares of capital stock of TechSys presently owned or hereafter acquired by them to cause and maintain the election to the Board of Directors of the following persons:

                           (i) four  representatives  designated by the board of
directors of FCCI prior to the Effective Time (the "FCCI Directors"), which shall initially be Malcolm Bricklin, Richard Janowski, Rick Moore, and Neal Klein; and

                           (ii) three representatives designated by the board of
directors of TechSys prior to the Effective Time (the "TechSys Directors") which shall initially be Alvin S. Trenk, Steven L. Trenk and Jeffrey Mendell.

                  TechSys shall cause the nomination for election to the Board of Directors of the individuals set forth above.

                  (b) Quorum, Board Action. The required quorum for Board of Directors action shall be the presence at a Board of Directors meeting of at least four Directors; provided, that, a quorum must include at least one TechSys Director and one FCCI Director.

                  All action of the Board of Directors shall require (i) the affirmative vote of at least a majority of the Directors at a properly convened meeting of the Board of Directors at which a quorum is present, or (ii) the unanimous written consent of the Board of Directors; provided, that, in the event there is a vacancy on the Board and an individual has been nominated to fill such vacancy, the first order of business shall be to fill such vacancy.

                  (c) Removal, Vacancies. Except as otherwise set forth herein, each of the directors designated in Section 5.02 shall be elected at any meeting of stockholders at which directors are to be elected and shall serve until his resignation or removal. Any TechSys Director may be removed only upon the vote of a majority of the other TechSys Directors, and the Board of Directors shall not submit to the stockholders of TechSys any proposal for the removal of any TechSys Director. Any FCCI Director may be removed only upon the vote of a majority of the other FCCI Directors, and the Board of Directors shall not submit to the stockholders of TechSys any proposal for the removal of any FCCI Director. Any additional independent director designated to serve on the Board of Directors pursuant to Section 5.02(a) may be removed only upon the vote of 73% or more of the other directors, and the Board of Directors shall not submit to the stockholders of TechSys any proposal for the removal of any such director, except on the vote of 73% or more of the directors. In the event any director ceases to serve as a member of the Board of Directors during his or her term of office, the resulting vacancy on the Board of Directors may be filled at any time:

                           (i)  by a  designee  designated  by  the  other  FCCI
Directors, if such vacancy is due to the cessation of any FCCI Director's service as a member of the Board, or

                           (ii) by a designee  designated  by the other  TechSys
Directors, if such vacancy is due to the cessation of any TechSys Director's service as a member of the Board; or

                           (ii) if neither  the FCCI  Directors  nor the TechSys
Directors is entitled to designate a designee to fill such vacancy at such time, then by the Board as constituted immediately prior to such time.

                                   ARTICLE VI

                                  MISCELLANEOUS

         Section 6.01. Term of Stockholders Agreement.

                  (a) The provisions of Articles 2, 4, and 5 shall terminate upon the earliest to occur of any one of the following events:

                           (i)  the  voluntary  or  involuntary  liquidation  or
dissolution of TechSys;

                           (ii) an  acquisition,  consolidation,  or  merger  of
TechSys into or with another corporation that results in the Stockholders owning equity securities that are registered under the Securities Exchange Act of 1934 and listed on any of the New York Stock Exchange, the American Stock Exchange or the NASDAQ Stock Market and constituting, in the aggregate, less than 35% of the outstanding shares of the surviving corporation in such merger;

                           (iii) five and one-half  years after the date of this
Stockholders Agreement, or

                           (iv)  the  Stockholders   beneficially  own,  in  the
aggregate, less than 35% of the TechSys Common Stock.

                  (b) The covenants contained in Article III (Information Rights) shall terminate (i) upon the occurrence of an event specified in Section 6.01(a)(i), (ii) or (iii) or (ii) if the Stockholders beneficially own in aggregate less than 10% of the TechSys Common Stock.

         Section 6.02. Severability; Governing Law. If any provisions of this Stockholders Agreement shall be determined to be illegal or unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms. This Stockholders Agreement shall be governed by, and construed in accordance with, the laws of the State of New Jersey.

         Section 6.03. Injunctive Relief. It is acknowledged that it will be impossible to measure the damages that would be suffered by the parties if any party fails to comply with the provisions of this Stockholders Agreement. Accordingly, the parties shall be entitled to obtain specific performance of this Stockholders Agreement and to obtain immediate injunctive relief, without the posting of a bond.

         Section 6.04. Binding Effect. This Stockholders Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns, legal representatives and heirs.

         Section 6.05. Modification or Amendment. This Stockholders Agreement or any term hereof may be amended, waived, or terminated only with the written consent of TechSys and Stockholders holding, in the aggregate, greater than 85% of the Restricted Securities held by the Stockholders.

         Section 6.06. Aggregation. All Restricted Securities held or acquired by affiliated Persons and nominees shall be aggregated for the purpose of determining the availability of any rights under this Stockholders Agreement.

         Section 6.07. Counterparts. This Stockholders Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

         Section 6.08. Notices. All notices to be given or otherwise made to any party to this Stockholders Agreement shall be deemed to be sufficient if contained in a written instrument, delivered by hand in person, or by express overnight courier service, or by electronic facsimile transmission, or by registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or at such other address as may hereafter be designated in writing by the addressee to TechSys:

         If to TechSys to:
         ----------------

                  TechSys, Inc.
                  147 Columbia Turnpike
                  Florham Park, New Jersey 07932
                  Attn: President
                  Facsimile Number: (973) 236-1777

         with a copy to:
         --------------

                  Pitney, Hardin, Kipp & Szuch LLP
                  200 Campus Drive
                  P.O. Box 1945
                  Morristown, New Jersey  07962-1945
                  Attention:  Joseph Lunin
                  Facsimile Number:  (973) 966-1550

         If to any Stockholder, to its address set forth on the signature pages hereto. All such notices shall, when mailed or telegraphed, be effective when received or when attempted delivery is refused.

         Section 6.09. Entire Agreement. This Stockholders Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Stockholders Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Stockholders Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Stockholders Agreement to be executed as of the date first above written.


                                       __________________________________
                                       Name:  Alvin S. Trenk
                                       Address:


                                       __________________________________
                                       Name:  Steven L. Trenk
                                       Address:


                                       __________________________________
                                       Name:  Malcolm Bricklin
                                       Address:


                                       __________________________________
                                       Name:  Richard Janowski
                                       Address:


                                       __________________________________
                                       Name:  Rick Moore
                                       Address:


                                 3939 CORP. PENSION FUND


                                 By:  __________________________________
                                      Name:        Malcolm Bricklin
                                      Title:       Trustee
                                      Address:

                                 MILLENNIUM PENSION FUND

                                 By:  __________________________________
                                      Name:        Rick Moore
                                      Title:       Trustee
                                      Address:




                                 44 CORPORATE PENSION FUND


                                 By:  __________________________________
                                      Name:        Richard Janowski
                                      Title:       Trustee
                                      Address:

                                 TECHSYS, INC.


                                 By:  __________________________________
                                      Name:        Steven L. Trenk
                                      Title:       President
                                      Address:

                                 TECHTRON, INC.


                                 By:  __________________________________
                                      Name:        Alvin S. Trenk
                                      Title:       Chairman
                                      Address: